UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

Focused High Yield Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Focused High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
23	Financial statements
27	Financial highlights
30	Notes to financial statements
41	Auditor's report
42	Tax information
43	Trustees and Officers
47	More information

1

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
-1.77
1.84
1.01
8.92
8.07
7.16
7.01
9.02
8.11
5.41
8.12
6.86
1 year
3 year
5 year
10 year

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bond indices posted small positive returns

While credit conditions remained positive, falling commodity prices took a toll on performance late in 2014.

The fund underperformed its benchmark

The fund had a negative return, as positions in the bonds of energy and other commodity-related companies weighed on its relative performance.

Positions in certain industries helped fund performance

The fund's performance was helped by its positions in the stronger-performing wireless telecommunications, automobile, and chemicals industries.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Stocks and other equities have generally outperformed other asset classes over the long term but may fluctuate more dramatically over the short term. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

The high-yield bond market produced a modest gain, as gauged by the 1.84% return of the fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index. From the beginning of the period through mid-December, high-yield bonds suffered a general downtrend in prices due largely to the extreme weakness in the price of oil. Energy companies represent a meaningful percentage of the issuers in the global high-yield market, so falling oil prices prompted many investors to sell their positions in energy-related high-yield debt. Other commodities such as coal, iron ore and copper also declined in value during this interval.

As the downturn in commodity prices accelerated late in 2014, the weakness spilled over to the rest of the market as investors withdrew cash from high-yield mutual funds and exchange-traded funds. The sell-off reached a crescendo in mid-December due to a seasonal slowdown in trading activity, but the market subsequently rebounded due to a stabilization in commodity prices and growing confidence that the U.S. Federal Reserve (Fed) will raise interest rates in a gradual fashion. This late rally offset the earlier downturn, enabling the benchmark to generate a positive return for the 12-month period.

What elements of the fund's positioning helped and hurt performance during the period?

The fund underperformed its benchmark during the period, largely as a result of its sector positioning. The fund's positions in the bonds of energy companies, and to a lesser extent, those in the metals and mining industry, declined in value and weighed on our relative performance during late 2014. While the fund's exposure to energy was near that of the benchmark, we were disproportionately hurt by the weakness in the group. Many of these natural resources issues rebounded in the second half of the period, but the recovery was not sufficient to make up for the earlier shortfall. We have since reduced the fund's weighting in the energy sector, as we think many energy-related issues continue to offer an unfavorable trade-off of risk and return.

4

"Following several years of strong performance for the high-yield market, we are being very conscious of risk."

On the plus side, the fund's performance was helped by its positions in the stronger-performing wireless telecommunications, automobile, and chemicals industries. The fund held meaningful positions in all three areas, as we felt they offered attractive value relative to the market as a whole.

What are some notable elements of the fund's positioning?

Following several years of strong performance for the high-yield market, we are very conscious of risk. At this stage of the cycle, we think it's prudent to adopt a tactically defensive approach rather than taking on excess risk in pursuit of higher returns. Accordingly, the primary thrust of our trading activity during the period involved our effort to reduce risk in the portfolio. We accomplished this by moving to an underweight in bonds rated CCC and below. While the fund had a weighting of 20.3% of net assets in debt rated CCC and below at the beginning of the period, we reduced the allocation to 9.0% at the close of May 2015. This credit tier has produced very strong returns and generally outperformed the broader high-yield market during the past five years, but we now see a less compelling tradeoff of risk and reward potential in the group.

We redeployed the proceeds of these sales into higher-rated debt, resulting in an increase in the fund's weighting in bonds rated B and BB. During the course of the period, the fund's allocation in

QUALITY COMPOSITION AS OF 5/31/15 (%)

5

"We believe many of the positive fundamental trends that have supported the high-yield bond market in recent years remain in place."
bonds rated BB and above climbed from 24.2% to 34.5% of net assets. Higher-rated bonds don't offer as much yield as their lower-rated counterparts, but we think their lower risk is an important feature at this stage of the cycle.

Another aspect of our risk-reduction activity involved our decision to trim the fund's weighting in equity-like securities, a category that includes preferred stocks, convertible preferred securities, and a small position in common stocks. Our team is focused on finding the best risk-adjusted return opportunities within companies' capital structures, and the flexibility to invest in these asset classes is a useful tool. This aspect of our positioning has aided performance over time, but we believed a reduction was warranted given our increased emphasis on risk management. We maintained a modest position in term loans to below investment-grade companies, as they provide an element of diversification to the portfolio.

In terms of its geographic positioning, the fund continues to have a heavy U.S. focus. However, we do seek to take advantage of opportunities in the international markets when we find securities with attractive risk/return profiles. The fund's international weighting declined during the period, as the types of commodity-related issues that we sought to trim are more heavily represented in the overseas markets.

We employed derivatives primarily to reduce the fund's exposure to the euro. Since high-yield companies, as a group, derive significant revenues from Europe, investing in high-yield bonds

TOP 10 ISSUERS AS OF 5/31/15 (%)

T-Mobile USA, Inc.	1.7
Valeant Pharmaceuticals International, Inc.	1.4
Sprint Communications, Inc.	1.4
Wells Fargo & Company	1.4
EP Energy LLC	1.3
HCA, Inc.	1.2
Citigroup, Inc.	1.1
L Brands, Inc.	1.1
Nationstar Mortgage LLC	1.1
Lloyds Banking Group PLC	1.0
TOTAL	12.7
As a percentage of net assets.
Cash and cash equivalents are not included.

6

creates a natural exposure to fluctuations in the euro. We sought to offset this during the period through the use of currency forward contracts, which was helpful given the sharp drop in the euro relative to the U.S. dollar during the past year.

We also used futures contracts on U.S. Treasuries to help manage the fund's duration, or interest-rate sensitivity. We think an active approach to duration management can help offset volatility stemming from fluctuations in the broader bond market.

How is your overall thinking on the high-yield market reflected in the fund's positioning?

We believe many of the positive fundamental trends that have supported the high-yield bond market in recent years remain in place. Companies continue to have high cash balances and ample access to capital, which can help keep the default rate relatively low. Yield spreads (the gap between the yields on high-yield bonds and comparable U.S. Treasuries) remain near the historical average despite the aforementioned positives, which should fuel continued demand for the asset class. In our view, these factors support a favorable backdrop for high-yield bonds.

Nevertheless, we also think investors need to be more conscious of risk at this stage, a belief that was reflected in our portfolio activity during the past year. We are mindful of interest-rate risk, but we also think the Fed's likely gradual approach to raising rates will help minimize disruptions in the financial markets. We are slightly more concerned about high-yield companies' increasing stockholder-friendly actions, such as dividends and share repurchases, since such activity often leads to higher leverage (a negative for bond investors). We are also monitoring the increase in merger-and-acquisition (M&A) activity, which often leads high-yield companies to take on increased leverage to fund activities. At the same time, however, M&A can have a positive impact on the high-yield market by fueling capital appreciation for companies that are taken over.

More broadly speaking, we remain focused on using bottom-up, fundamental credit research to identify the most compelling investment opportunities for the fund.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
Joseph E. Rizzo On the fund since 2008 Investing since 1994

The views expressed in this report are exclusively those of John F. Addeo, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 11-30-14	as of 11-30-14
Class A	-5.60	6.15	4.98	34.74	62.55	5.03	5.02
Class B	-6.88	6.00	4.78	33.82	59.56	4.47	4.46
Class C	-3.43	6.21	4.63	35.18	57.19	4.48	4.47
Class I2,3	-1.28	7.35	5.75	42.57	74.91	5.37	5.36
Class NAV[2,3]	-1.11	7.54	5.89	43.82	77.29	5.59	5.58
Index†	1.84	9.02	8.12	54.01	118.30	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Gross (%)	0.98	1.75	1.72	0.72	0.55
Net (%)	0.98	1.75	1.72	0.72	0.55

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Focused High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-05	15,956	15,956	21,830
Class C4	5-31-05	15,719	15,719	21,830
Class I2,3	5-31-05	17,491	17,491	21,830
Class NAV[2,3]	5-31-05	17,729	17,729	21,830

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class I shares were first offered on 8-27-07; Class NAV shares were first offered on 10-21-13. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I and Class NAV shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.30	$4.70	0.94%
Class B	1,000.00	1,003.10	8.64	1.73%
Class C	1,000.00	1,003.20	8.49	1.70%
Class I	1,000.00	1,008.10	3.60	0.72%
Class NAV	1,000.00	1,009.00	2.75	0.55%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.20	$4.73	0.94%
Class B	1,000.00	1,016.30	8.70	1.73%
Class C	1,000.00	1,016.50	8.55	1.70%
Class I	1,000.00	1,021.30	3.63	0.72%
Class NAV	1,000.00	1,022.20	2.77	0.55%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 84.8%				$692,704,482
(Cost $699,508,047)
Consumer discretionary 13.9%				113,800,242
Auto components 1.8%
Dana Holding Corp.	6.000	09-15-23	1,850,000	1,956,375
Lear Corp.	5.250	01-15-25	1,890,000	1,908,900
The Goodyear Tire & Rubber Company	7.000	05-15-22	3,385,000	3,706,575
ZF North America Capital, Inc. (S)	4.500	04-29-22	2,250,000	2,289,375
ZF North America Capital, Inc. (S)	4.750	04-29-25	4,520,000	4,525,650
Automobiles 1.1%
Fiat Chrysler Automobiles NV (S)	4.500	04-15-20	2,550,000	2,594,625
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23	2,150,000	2,160,750
General Motors Company	4.000	04-01-25	2,000,000	1,988,990
General Motors Financial Company, Inc.	3.450	04-10-22	2,750,000	2,704,851
Hotels, restaurants and leisure 1.5%
Boyd Gaming Corp.	6.875	05-15-23	3,030,000	3,083,025
International Game Technology PLC (S)	6.500	02-15-25	5,850,000	5,484,375
MGM Resorts International	6.000	03-15-23	2,400,000	2,487,000
Mohegan Tribal Gaming Authority	9.750	09-01-21	1,580,000	1,682,700
Waterford Gaming LLC (H)(S)	8.625	09-15-49	1,649,061	0
Household durables 0.7%
Argos Merger Sub, Inc. (S)	7.125	03-15-23	4,125,000	4,372,500
Meritage Homes Corp. (S)	6.000	06-01-25	1,330,000	1,343,300
Media 5.7%
Altice Financing SA (S)	6.500	01-15-22	3,840,000	3,945,600
Altice Financing SA (S)	6.625	02-15-23	2,265,000	2,347,106
Altice Finco SA (S)	7.625	02-15-25	1,500,000	1,537,500
Altice SA (S)	7.750	05-15-22	3,790,000	3,827,900
AMC Entertainment, Inc.	5.875	02-15-22	4,345,000	4,529,663
CCO Holdings LLC	5.125	02-15-23	2,100,000	2,100,000
CCO Holdings LLC	7.375	06-01-20	3,100,000	3,301,500
Cequel Communications Holdings I LLC (S)	6.375	09-15-20	1,750,000	1,785,000
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,250,000	4,499,688
DISH DBS Corp.	6.750	06-01-21	3,000,000	3,204,375
DISH DBS Corp.	7.875	09-01-19	2,100,000	2,373,000
iHeartCommunications, Inc., PIK	14.000	02-01-21	1,274,234	981,160
Radio One, Inc. (S)	7.375	04-15-22	3,030,000	3,045,150
Sinclair Television Group, Inc.	6.375	11-01-21	3,825,000	4,035,375
Virgin Media Finance PLC (S)	6.375	04-15-23	3,000,000	3,187,500
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	1,620,000	1,696,950

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.5%
Family Tree Escrow LLC (S)	5.250	03-01-20	1,875,000	$1,973,438
Family Tree Escrow LLC (S)	5.750	03-01-23	2,035,000	2,144,381
Specialty retail 1.9%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	6,890,000	6,579,950
L Brands, Inc.	5.625	10-15-23	4,000,000	4,390,000
L Brands, Inc.	6.950	03-01-33	4,058,000	4,433,365
Textiles, apparel and luxury goods 0.7%
PVH Corp.	4.500	12-15-22	5,510,000	5,592,650
Consumer staples 5.0%				40,826,771
Food and staples retailing 1.1%
Rite Aid Corp. (S)	6.125	04-01-23	2,600,000	2,704,000
Simmons Foods, Inc. (S)	7.875	10-01-21	1,500,000	1,406,250
Tops Holding LLC (S)	8.000	06-15-22	4,915,000	4,915,000
Food products 1.7%
Barry Callebaut Services NV (S)	5.500	06-15-23	2,550,000	2,724,752
HJ Heinz Company (S)	4.875	02-15-25	3,650,000	3,932,875
Post Holdings, Inc.	7.375	02-15-22	2,865,000	2,931,840
Southern States Cooperative, Inc. (S)	10.000	08-15-21	4,225,000	3,971,500
Household products 0.5%
Reynolds Group Issuer, Inc.	5.750	10-15-20	3,985,000	4,159,344
Personal products 0.5%
Avon Products, Inc.	5.750	03-15-23	1,753,000	1,525,110
Revlon Consumer Products Corp.	5.750	02-15-21	2,500,000	2,506,250
Tobacco 1.2%
Alliance One International, Inc.	9.875	07-15-21	6,955,000	6,050,850
Vector Group, Ltd.	7.750	02-15-21	3,720,000	3,999,000
Energy 10.3%				84,164,713
Energy equipment and services 2.6%
Calfrac Holdings LP (S)	7.500	12-01-20	1,980,000	1,851,300
Chaparral Energy, Inc.	7.625	11-15-22	2,620,000	2,096,000
Paragon Offshore PLC (S)	7.250	08-15-24	1,762,000	731,230
Permian Holdings, Inc. (S)	10.500	01-15-18	3,700,000	2,183,000
RKI Exploration & Production LLC (S)	8.500	08-01-21	3,910,000	3,890,450
Seventy Seven Energy, Inc.	6.500	07-15-22	4,300,000	2,698,250
Teine Energy, Ltd. (S)	6.875	09-30-22	1,800,000	1,768,500
TerraForm Power Operating LLC (S)	5.875	02-01-23	5,580,000	5,761,350
Oil, gas and consumable fuels 7.7%
American Energy-Permian Basin LLC (S)	7.125	11-01-20	2,240,000	1,534,400
California Resources Corp.	6.000	11-15-24	2,830,000	2,603,600
Chesapeake Energy Corp.	5.750	03-15-23	3,880,000	3,831,500

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Clayton Williams Energy, Inc.	7.750	04-01-19	2,655,000	$2,495,700
Continental Resources, Inc.	4.500	04-15-23	2,510,000	2,468,603
CSI Compressco LP (S)	7.250	08-15-22	3,140,000	2,983,000
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20	2,885,000	2,639,775
EP Energy LLC (S)	6.375	06-15-23	3,800,000	3,804,750
EP Energy LLC	7.750	09-01-22	6,145,000	6,452,250
Global Partners LP	6.250	07-15-22	3,495,000	3,442,575
Halcon Resources Corp.	9.750	07-15-20	2,950,000	2,153,500
Linn Energy LLC	6.500	09-15-21	4,230,000	3,394,575
Rex Energy Corp. (S)	6.250	08-01-22	2,790,000	2,287,800
SandRidge Energy, Inc.	7.500	03-15-21	401,000	229,573
SandRidge Energy, Inc. (S)	8.750	06-01-20	1,805,000	1,789,206
Seven Generations Energy, Ltd. (S)	6.750	05-01-23	1,900,000	1,914,250
Sidewinder Drilling, Inc. (S)	9.750	11-15-19	3,480,000	2,157,600
SM Energy Company	5.625	06-01-25	1,710,000	1,724,963
Summit Midstream Holdings LLC	7.500	07-01-21	1,880,000	1,964,600
Tullow Oil PLC (S)	6.000	11-01-20	6,525,000	5,986,688
Whiting Petroleum Corp. (S)	6.250	04-01-23	2,280,000	2,337,000
Williams Partners LP	4.875	03-15-24	4,915,000	4,988,725
Financials 15.3%				124,649,580
Banks 6.7%
Agromercantil Senior Trust (S)	6.250	04-10-19	3,750,000	3,900,000
Banco Regional S.A.E.C.A. (S)	8.125	01-24-19	1,925,000	2,079,000
CIT Group, Inc. (S)	5.500	02-15-19	7,600,000	8,027,500
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	7,575,000	7,584,469
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	4,200,000	4,470,547
HSBC Holdings PLC (5.625% to 1-17-20, then 5 Year ISDAFIX + 3.626%) (Q)	5.625	01-17-20	1,565,000	1,596,300
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	1,950,000	1,948,781
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	7,600,000	8,284,000
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	8,015,000	8,525,956
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	5,880,000	6,056,400
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23	1,740,000	1,674,750
Capital markets 1.6%
Morgan Stanley (5.450% to 7-15-19, then 3 month LIBOR + 3.610%) (Q)	5.450	07-15-19	2,265,000	2,270,663

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	4,265,000	$4,280,994
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	3,000,000	2,992,500
Walter Investment Management Corp.	7.875	12-15-21	4,000,000	3,700,000
Consumer finance 1.8%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20	6,265,000	6,147,531
Cash America International, Inc.	5.750	05-15-18	3,176,000	3,231,580
Credit Acceptance Corp.	6.125	02-15-21	2,885,000	2,921,063
Enova International, Inc.	9.750	06-01-21	2,550,000	2,460,750
Diversified financial services 2.0%
Algeco Scotsman Global Finance PLC (S)	10.750	10-15-19	3,055,000	2,451,638
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (Q)	5.875	03-27-20	1,715,000	1,738,581
McGraw-Hill Financial, Inc.	6.550	11-15-37	1,575,000	1,829,632
Nationstar Mortgage LLC	6.500	06-01-22	4,750,000	4,476,875
Nationstar Mortgage LLC	7.875	10-01-20	4,260,000	4,323,900
NewStar Financial, Inc. (S)	7.250	05-01-20	1,650,000	1,687,125
Insurance 0.4%
CNO Financial Group, Inc.	5.250	05-30-25	1,425,000	1,478,438
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	1,900,000	1,995,000
Real estate investment trusts 1.0%
DuPont Fabros Technology LP	5.875	09-15-21	3,965,000	4,123,600
Iron Mountain, Inc.	6.000	08-15-23	3,500,000	3,710,000
Real estate management and development 0.7%
Rialto Holdings LLC (S)	7.000	12-01-18	5,475,000	5,735,063
Thrifts and mortgage finance 1.1%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	2,635,000	2,542,775
Quicken Loans, Inc. (S)	5.750	05-01-25	3,335,000	3,339,169
Stearns Holdings, Inc. (S)	9.375	08-15-20	3,065,000	3,065,000
Health care 7.5%				60,997,718
Health care equipment and supplies 0.3%
DJO Finco, Inc. (S)	8.125	06-15-21	2,200,000	2,266,000
Health care providers and services 4.0%
Community Health Systems, Inc.	6.875	02-01-22	3,020,000	3,227,625
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	2,538,000	2,550,690
DaVita HealthCare Partners, Inc.	5.000	05-01-25	3,460,000	3,429,725
DaVita HealthCare Partners, Inc.	5.125	07-15-24	4,325,000	4,370,953
HCA, Inc.	5.250	04-15-25	3,045,000	3,233,029

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	5.375	02-01-25	6,410,000	$6,602,300
Select Medical Corp.	6.375	06-01-21	4,135,000	4,155,675
Tenet Healthcare Corp.	6.000	10-01-20	3,100,000	3,317,000
WellCare Health Plans, Inc.	5.750	11-15-20	1,600,000	1,683,000
Pharmaceuticals 3.2%
Endo Finance LLC (S)	6.000	02-01-25	1,600,000	1,620,000
Endo Finance LLC (S)	7.250	01-15-22	3,583,000	3,806,938
Mallinckrodt International Finance SA (S)	4.875	04-15-20	1,600,000	1,638,000
Mallinckrodt International Finance SA (S)	5.500	04-15-25	1,000,000	1,005,750
Mallinckrodt International Finance SA (S)	5.750	08-01-22	4,170,000	4,368,075
Quintiles Transnational Corp. (S)	4.875	05-15-23	2,030,000	2,060,450
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	950,000	969,000
Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21	4,225,000	4,383,438
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	3,528,000	3,673,530
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	2,410,000	2,636,540
Industrials 9.2%				75,106,490
Aerospace and defense 2.0%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	3,990,000	4,149,600
LMI Aerospace, Inc.	7.375	07-15-19	4,500,000	4,477,500
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	5,335,000	4,714,806
TransDigm, Inc.	6.500	07-15-24	3,300,000	3,366,000
Airlines 1.3%
AerCap Ireland Capital, Ltd. (S)	4.500	05-15-21	5,250,000	5,460,000
Air Canada (S)	8.750	04-01-20	3,385,000	3,734,078
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	01-15-22	1,593,716	1,661,449
Building products 0.4%
Associated Materials LLC	9.125	11-01-17	3,375,000	2,885,625
Construction and engineering 0.4%
Evolution Escrow Issuer LLC (S)	7.500	03-15-22	2,920,000	2,912,700
Electrical equipment 0.5%
EnerSys (S)	5.000	04-30-23	4,165,000	4,217,063
Machinery 0.7%
Navistar International Corp.	8.250	11-01-21	2,480,000	2,480,000
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	2,500,000	2,575,000
Trinity Industries, Inc.	4.550	10-01-24	1,015,000	990,972
Marine 1.0%
Global Ship Lease, Inc. (S)	10.000	04-01-19	1,625,000	1,718,438
Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	2,680,000	2,726,900
Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	4,130,000	3,768,625

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Oil, gas and consumable fuels 0.5%
Teekay Offshore Partners LP	6.000	07-30-19	4,945,000	$4,462,863
Road and rail 0.6%
The Hertz Corp.	6.250	10-15-22	4,500,000	4,623,750
Trading companies and distributors 1.5%
Ahern Rentals, Inc. (S)	7.375	05-15-23	3,065,000	3,072,663
Aircastle, Ltd.	5.125	03-15-21	4,065,000	4,242,844
United Rentals North America, Inc.	4.625	07-15-23	1,075,000	1,075,000
United Rentals North America, Inc.	5.500	07-15-25	3,550,000	3,536,688
Transportation infrastructure 0.3%
CHC Helicopter SA	9.250	10-15-20	2,659,500	2,253,926
Information technology 3.3%				26,528,808
Internet software and services 0.8%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	3,415,000	3,525,988
IAC/InterActiveCorp	4.875	11-30-18	2,940,000	3,042,900
IT services 1.2%
Alliance Data Systems Corp. (S)	5.375	08-01-22	4,700,000	4,735,250
Brightstar Corp. (S)	7.250	08-01-18	4,850,000	5,141,000
Software 0.7%
Activision Blizzard, Inc. (S)	5.625	09-15-21	2,750,000	2,939,063
First Data Corp.	11.750	08-15-21	2,520,000	2,882,250
Technology hardware, storage and peripherals 0.6%
Dell, Inc.	6.500	04-15-38	2,500,000	2,548,438
Denali Borrower LLC (S)	5.625	10-15-20	1,615,000	1,713,919
Materials 9.2%				75,490,506
Building materials 0.5%
Building Materials Corp. of America (S)	5.375	11-15-24	4,035,000	4,067,764
Chemicals 3.9%
Ashland, Inc.	6.875	05-15-43	4,000,000	4,260,000
Chemtura Corp.	5.750	07-15-21	4,325,000	4,443,938
Huntsman International LLC (S)	5.125	11-15-22	2,300,000	2,305,750
Platform Specialty Products Corp. (S)	6.500	02-01-22	7,725,000	8,111,250
Rentech Nitrogen Partners LP (S)	6.500	04-15-21	4,270,000	4,227,300
Rockwood Specialties Group, Inc.	4.625	10-15-20	3,969,000	4,142,644
The Chemours Company (S)	6.625	05-15-23	2,560,000	2,598,400
The Chemours Company (S)	7.000	05-15-25	2,100,000	2,136,750
Construction materials 1.0%
American Gilsonite Company (S)	11.500	09-01-17	1,920,000	1,684,800
Cemex SAB de CV (S)	6.125	05-05-25	2,075,000	2,093,675
Norbord, Inc. (S)	6.250	04-15-23	2,460,000	2,499,225
NWH Escrow Corp. (S)	7.500	08-01-21	1,750,000	1,653,750

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 1.5%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	2,286,017	$2,437,466
Ball Corp.	5.000	03-15-22	2,755,000	2,830,763
Consolidated Container Company LLC (S)	10.125	07-15-20	2,090,000	1,860,100
Graphic Packaging International, Inc.	4.750	04-15-21	2,500,000	2,593,750
Graphic Packaging International, Inc.	4.875	11-15-22	2,195,000	2,255,363
Metals and mining 1.7%
ALROSA Finance SA (S)	7.750	11-03-20	2,400,000	2,508,000
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	3,500,000	2,681,875
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	3,900,000	3,894,150
Rain CII Carbon LLC (S)	8.000	12-01-18	2,470,000	2,420,600
Thompson Creek Metals Company, Inc.	7.375	06-01-18	2,835,000	2,466,450
Paper and forest products 0.6%
Sappi Papier Holding GmbH (S)	7.750	07-15-17	3,209,000	3,473,743
Tembec Industries, Inc. (S)	9.000	12-15-19	1,900,000	1,843,000
Telecommunication services 9.7%				79,503,598
Diversified telecommunication services 6.2%
CenturyLink, Inc.	6.750	12-01-23	2,500,000	2,670,313
Cincinnati Bell, Inc.	8.375	10-15-20	4,525,000	4,790,844
Communications Sales & Leasing, Inc. (S)	8.250	10-15-23	2,710,000	2,764,200
Frontier Communications Corp.	6.250	09-15-21	1,620,000	1,560,263
GCI, Inc.	6.875	04-15-25	3,325,000	3,416,438
Inmarsat Finance PLC (S)	4.875	05-15-22	5,485,000	5,430,150
Intelsat Luxembourg SA	8.125	06-01-23	5,420,000	4,823,800
Level 3 Financing, Inc. (S)	5.625	02-01-23	2,830,000	2,921,975
T-Mobile USA, Inc.	6.125	01-15-22	1,563,000	1,639,196
T-Mobile USA, Inc.	6.250	04-01-21	1,880,000	1,991,860
T-Mobile USA, Inc.	6.375	03-01-25	2,400,000	2,512,800
T-Mobile USA, Inc.	6.731	04-28-22	3,165,000	3,370,725
T-Mobile USA, Inc.	6.836	04-28-23	4,015,000	4,275,975
Wind Acquisition Finance SA (S)	7.375	04-23-21	5,000,000	5,212,500
Windstream Corp.	6.375	08-01-23	4,000,000	3,360,000
Wireless telecommunication services 3.5%
Digicel Group, Ltd. (S)	7.125	04-01-22	2,300,000	2,236,750
Digicel, Ltd. (S)	6.000	04-15-21	2,095,000	2,068,813
Digicel, Ltd. (S)	6.750	03-01-23	1,105,000	1,096,713
Digicel, Ltd. (S)	7.000	02-15-20	2,125,000	2,204,688
SBA Communications Corp. (S)	4.875	07-15-22	4,635,000	4,661,420
SoftBank Corp. (S)	4.500	04-15-20	3,200,000	3,288,000
Sprint Communications, Inc.	6.000	11-15-22	5,500,000	5,266,250
Sprint Communications, Inc.	7.000	08-15-20	3,965,000	4,044,300
Sprint Communications, Inc.	8.375	08-15-17	2,000,000	2,185,000
Sprint Corp.	7.250	09-15-21	1,700,000	1,710,625

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 1.4%				$11,636,056
Electric utilities 0.7%
NRG Yield Operating LLC (S)	5.375	08-15-24	2,460,000	2,533,800
PPL Energy Supply LLC (S)	6.500	06-01-25	3,020,000	3,075,743
Independent power and renewable electricity producers 0.7%
Dynegy, Inc. (S)	7.375	11-01-22	2,270,000	2,417,550
Dynegy, Inc. (S)	7.625	11-01-24	3,365,000	3,608,963
Convertible bonds 0.3%				$2,757,500
(Cost $2,873,420)
Industrials 0.3%				2,757,500
Trinity Industries, Inc.	3.875	06-01-36	2,000,000	2,757,500
Term loans (M) 4.3%				$35,199,973
(Cost $35,760,256)
Consumer discretionary 1.4%				11,301,119
Hotels, restaurants and leisure 0.2%
Fontainebleau Las Vegas Holdings LLC (H)	0.000	06-06-15	2,376,576	427,784
Twin River Management Group, Inc.	5.250	07-10-20	1,295,640	1,291,996
Media 1.0%
iHeartCommunications, Inc.	6.935	01-30-19	7,072,237	6,616,332
MGOC, Inc.	4.250	07-31-20	1,420,165	1,426,910
Multiline retail 0.2%
Dollar Tree, Inc.	4.250	03-09-22	1,525,000	1,538,097
Industrials 1.8%				15,106,988
Aerospace and defense 0.5%
TransDigm, Inc.	3.750	06-04-21	1,147,111	1,144,781
WP CPP Holdings LLC	4.750	12-28-19	2,932,500	2,942,764
Aerospace and defense 0.4%
B/E Aerospace, Inc.	4.000	12-16-21	3,391,500	3,422,871
Commercial services and supplies 0.7%
Capital Safety North America Holdings, Inc.	6.500	03-28-22	2,200,000	2,165,167
UTEX Industries, Inc.	5.000	05-22-21	4,367,000	3,995,805
Road and rail 0.2%
Aegis Toxicology Corp.	9.500	08-24-21	1,480,000	1,435,600
Information technology 0.6%				4,927,056
Software 0.6%
BMC Software Finance, Inc.	5.000	09-10-20	1,953,194	1,917,681
First Data Corp.	4.185	03-24-21	3,000,000	3,009,375
Materials 0.5%				3,864,810
Construction materials 0.5%
Doncasters Group, Ltd.	9.500	10-09-20	3,855,172	3,864,810

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities 0.1%				$972,604
(Cost $966,901)
Financials 0.1%				972,604
Mellon Capital IV (P)(Q)	4.000	06-29-15	1,158,000	972,604
Collateralized mortgage obligations 1.2%				$10,015,772
(Cost $6,895,358)
Commercial and residential 1.2%				10,015,772
Banc of America Re-Remic Trust Series 2013-DSNY, Class F (P) (S)	3.686	09-15-26	1,000,000	997,763
CGBAM Commercial Mortgage Series 2015-SMRT, Class F	3.912	04-10-28	1,500,000	1,453,773
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	124,816,043	1,326,170
Series 2007-4, Class ES IO	0.350	07-19-47	130,588,760	1,305,888
Series 2007-6, Class ES IO (S)	0.342	08-19-37	101,192,488	1,075,170
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.931	11-05-30	3,858,096	3,857,008
			Shares	Value
Common stocks 1.2%				$9,416,254
(Cost $41,641,106)
Consumer discretionary 0.7%				5,681,728
Automobiles 0.5%
General Motors Company			104,490	3,758,505
Hotels, restaurants and leisure 0.0%
Trump Entertainment Resorts, Inc. (I)			557,205	0
Media 0.2%
Cumulus Media, Inc., Class A (I)			10,136	23,924
Granite Broadcasting Corp. (I)			11,688	0
Sirius XM Canada Holdings, Inc. (I)			406,535	1,899,299
Vertis Holdings, Inc. (I)			560,094	0
Industrials 0.1%				894,429
Machinery 0.1%
Caterpillar, Inc.			8,800	750,816
Glasstech, Inc., Series A (I)			144	143,613
Materials 0.4%				2,840,097
Chemicals 0.3%
Huntsman Corp.			103,910	2,331,740
Metals and mining 0.1%
Thompson Creek Metals Company, Inc. (I)			558,941	508,357

20SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Preferred securities 4.0%		$32,549,160
(Cost $35,264,238)
Consumer staples 0.3%		2,381,421
Food products 0.3%
Tyson Foods, Inc., 4.750%	45,823	2,381,421
Financials 3.1%		25,005,031
Banks 1.4%
Bank of America Corp., Series L, 7.250%	4,917	5,632,424
Wells Fargo & Company, Series L, 7.500%	4,436	5,362,370
Consumer finance 0.7%
Ally Financial, Inc., 7.000% (S)	5,938	5,997,380
Diversified financial services 0.3%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	76,350	1,989,681
Insurance 0.5%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	135,435	4,244,533
Real estate investment trusts 0.2%
Weyerhaeuser Company, 6.375%	32,780	1,778,643
Industrials 0.2%		1,549,603
Machinery 0.2%
Glasstech, Inc., Series B, 12.750%	4,475	1,549,603
Utilities 0.4%		3,613,105
Electric utilities 0.4%
Exelon Corp., 6.500%	74,790	3,613,105
	Shares	Value
Warrants 0.0%		$21
(Cost $0)
Mood Media Corp. (Expiration Date: 5-6-16; Strike Price: $3.50) (I)	293,630	21
	Par value	Value
Short-term investments 3.7%		$29,819,000
(Cost $29,819,000)
Repurchase agreement 3.7%		29,819,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $21,192,106 on 6-1-15, collateralized by $20,777,100 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-24 (valued at $21,616,003, including interest)	21,192,000	21,192,000

SEE NOTES TO FINANCIAL STATEMENTS21

	Par value	Value
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $8,627,000 on 6-1-15, collateralized by $8,800,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $8,800,000, including interest)	8,627,000	$8,627,000
Total investments (Cost $852,728,326)† 99.6%		$813,434,766
Other assets and liabilities, net 0.4%		$3,593,489
Total net assets 100.0%		$817,028,255

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $356,425,850 or 43.6% of the fund's net assets as of 5-31-15.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $854,158,594. Net unrealized depreciation aggregated $40,723,828, of which $15,143,920 related to appreciated investment securities and $55,867,748 related to depreciated investment securities.

22SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $852,728,326)	$813,434,766
Cash	7,011,129
Foreign currency, at value (Cost $697,730)	674,510
Cash held at broker for futures contracts	337,500
Receivable for investments sold	15,839,226
Receivable for fund shares sold	430,026
Receivable for forward foreign currency exchange contracts	80,328
Dividends and interest receivable	11,818,911
Other receivables and prepaid expenses	32,415
Total assets	849,658,811
Liabilities
Payable for investments purchased	24,380,748
Payable for fund shares repurchased	7,535,472
Payable for futures variation margin	74,218
Distributions payable	350,883
Payable to affiliates
Accounting and legal services fees	24,890
Transfer agent fees	101,737
Distribution and service fees	25,354
Trustees' fees	1,152
Investment management fees	1,025
Other liabilities and accrued expenses	135,077
Total liabilities	32,630,556
Net assets	$817,028,255
Net assets consist of
Paid-in capital	$1,379,541,534
Undistributed net investment income	4,915,007
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(528,089,909)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(39,338,377)
Net assets	$817,028,255

SEE NOTES TO FINANCIAL STATEMENTS23

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($320,700,945 ÷ 88,484,470 shares)[1]	$3.62
Class B ($29,342,399 ÷ 8,092,715 shares)[1]	$3.63
Class C ($100,295,270 ÷ 27,692,693 shares)[1]	$3.62
Class I ($45,267,911 ÷ 12,513,335 shares)	$3.62
Class NAV ($321,421,730 ÷ 88,792,562 shares)	$3.62
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.77

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 5-31-15

Investment income
Interest	$56,525,104
Dividends	5,071,468
Less foreign taxes withheld	(225,251)
Total investment income	61,371,321
Expenses
Investment management fees	4,567,295
Distribution and service fees	2,300,466
Accounting and legal services fees	149,770
Transfer agent fees	647,708
Trustees' fees	16,847
State registration fees	91,868
Printing and postage	56,511
Professional fees	119,685
Custodian fees	125,903
Registration and filing fees	49,380
Other	26,526
Total expenses	8,151,959
Less expense reductions	(75,842)
Net expenses	8,076,117
Net investment income	53,295,204
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(18,489,255)
Futures contracts	(20,712)
(18,509,967)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(47,397,225)
Futures contracts	(102,152)
(47,499,377)
Net realized and unrealized loss	(66,009,344)
Decrease in net assets from operations	($12,714,140)

SEE NOTES TO FINANCIAL STATEMENTS25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$53,295,204	$60,159,366
Net realized gain (loss)	(18,509,967)	6,198,404
Change in net unrealized appreciation (depreciation)	(47,499,377)	16,927,554
Increase (decrease) in net assets resulting from operations	(12,714,140)	83,285,324
Distributions to shareholders
From net investment income
Class A	(22,123,585)	(25,468,400)
Class B	(2,159,512)	(2,823,963)
Class C	(6,532,721)	(7,315,756)
Class I	(3,167,849)	(4,509,866)
Class NAV	(26,865,776)	(25,618,354)
Total distributions	(60,849,443)	(65,736,339)
From fund share transactions	(320,402,079)	(17,836,882)
Issued in reorganization	—	585,992,142
Total from fund share transactions	(320,402,079)	568,155,260
Total increase (decrease)	(393,965,662)	585,704,245
Net assets
Beginning of year	1,210,993,917	625,289,672
End of year	$817,028,255	$1,210,993,917
Undistributed net investment income	$4,915,007	$4,241,274

26SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.94	$3.90		$3.42	$3.96	$3.64
Net investment income[1]	0.22	0.24		0.25	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.29)	0.06		0.47	(0.57)	0.38
Total from investment operations	(0.07)	0.30		0.72	(0.34)	0.64
Less distributions
From net investment income	(0.25)	(0.26)		(0.24)	(0.20)	(0.32)
Net asset value, end of period	$3.62	$3.94		$3.90	$3.42	$3.96
Total return (%)[2,3]	(1.77)	8.00		21.81	(8.33)	18.42
Ratios and supplemental data
Net assets, end of period (in millions)	$321	$383		$402	$398	$650
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.98		1.05	1.07	1.02
Expenses including reductions	0.94	0.97		1.05	1.07	1.02
Net investment income	5.84	6.25		6.87	6.62	6.89
Portfolio turnover (%)	80	75	[4]	103	46	51

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

Class B Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.94	$3.90		$3.42	$3.96	$3.63
Net investment income[1]	0.19	0.21		0.22	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.28)	0.06		0.48	(0.56)	0.39
Total from investment operations	(0.09)	0.27		0.70	(0.36)	0.63
Less distributions
From net investment income	(0.22)	(0.23)		(0.22)	(0.18)	(0.30)
Net asset value, end of period	$3.63	$3.94		$3.90	$3.42	$3.96
Total return (%)[2,3]	(2.27)	7.20		20.91	(9.02)	17.85
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$44		$54	$53	$89
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	1.75		1.80	1.82	1.77
Expenses including reductions	1.74	1.75		1.80	1.82	1.77
Net investment income	5.07	5.49		6.12	5.87	6.29
Portfolio turnover (%)	80	75	[4]	103	46	51

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS27

Class C Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.94	$3.90		$3.42	$3.96	$3.64
Net investment income[1]	0.19	0.21		0.22	0.20	0.23
Net realized and unrealized gain (loss) on investments	(0.29)	0.06		0.48	(0.56)	0.39
Total from investment operations	(0.10)	0.27		0.70	(0.36)	0.62
Less distributions
From net investment income	(0.22)	(0.23)		(0.22)	(0.18)	(0.30)
Net asset value, end of period	$3.62	$3.94		$3.90	$3.42	$3.96
Total return (%)[2,3]	(2.51)	7.21		20.92	(9.02)	17.55
Ratios and supplemental data
Net assets, end of period (in millions)	$100	$123		$130	$131	$219
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.73		1.80	1.82	1.77
Expenses including reductions	1.70	1.72		1.80	1.82	1.77
Net investment income	5.09	5.50		6.12	5.87	6.13
Portfolio turnover (%)	80	75	[4]	103	46	51

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

Class I Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.93	$3.90		$3.41	$3.96	$3.64
Net investment income[1]	0.23	0.25		0.27	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	0.05		0.48	(0.57)	0.39
Total from investment operations	(0.05)	0.30		0.75	(0.33)	0.66
Less distributions
From net investment income	(0.26)	(0.27)		(0.26)	(0.22)	(0.34)
Net asset value, end of period	$3.62	$3.93		$3.90	$3.41	$3.96
Total return (%)	(1.28)	8.05		22.58	(8.26)	18.85
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$58		$40	$20	$60
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.72		0.72	0.72	0.64
Expenses including reductions	0.72	0.72		0.72	0.72	0.64
Net investment income	6.05	6.44		7.21	6.91	7.04
Portfolio turnover (%)	80	75	[2]	103	46	51

1	Based on average daily shares outstanding.
2	Excludes merger activity.

28SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$3.93	$3.85
Net investment income[2]	0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.27)	0.10
Total from investment operations	(0.04)	0.25
Less distributions
From net investment income	(0.27)	(0.17)
Net asset value, end of period	$3.62	$3.93
Total return (%)	(1.11)	6.62	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.56	[4]
Expenses including reductions	0.55	0.55	[4]
Net investment income	6.24	6.39	[4]
Portfolio turnover (%)	80	75	[5,6]

1	The inception date for Class NAV shares is 10-21-13.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	Excludes merger activity.
6	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS29

Notes to financial statements

Note 1 — Organization

John Hancock Focused High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

30

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2015, by major security category or type:

	Total market value at 5-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$692,704,482	—	$692,704,482	—
Convertible bonds	2,757,500	—	2,757,500	—
Term loans	35,199,973	—	35,199,973	—
Capital preferred securities	972,604	—	972,604	—
Collateralized mortgage obligations	10,015,772	—	6,308,544	$3,707,228
Common stocks	9,416,254	$7,373,342	1,899,299	143,613
Preferred securities	32,549,160	25,002,177	5,997,380	1,549,603
Warrants	21	—	21	—
Short-term investments	29,819,000	—	29,819,000	—
Total investments in securities	$813,434,766	$32,375,519	$775,658,803	$5,400,444
Other financial instruments:
Futures	($102,152)	($102,152)	—	—
Forward foreign currency contracts	$80,328	—	$80,328	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans, and may be impacted by elongated settlement periods. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets.

31

Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $793. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated

32

daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $526,889,281 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at May 31				No expiration date
2016	2017	2018	2019	Short-term	Long-term
$6,152,875	$7,851,707	$125,324,964	$104,329,868	$11,089,191	$272,140,676

Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$60,849,443	$65,736,339

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $5,473,932 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the

33

counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded derivatives are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2015, the fund used futures contracts to manage duration of the portfolio. During the year ended May 31, 2015, the fund held futures contracts with notional values ranging up to $31.9 million as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

Open Contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	250	Short	Sep 2015	($31,819,723)	($31,921,875)	($102,152)
						($102,152)

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Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended May 31, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $2.7 million to $21.6 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	2,656,823	CAD	3,207,038	Toronto Dominion Bank	7/30/2015	$80,328	—	$80,328
						$80,328		$80,328

Currency abbreviation
USD	U.S. Dollar
CAD	Canadian Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$80,328	—
Interest rate contracts	Receivable/payable for futures	Futures†	—	(102,152)
			$80,328	($102,152)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	($20,712)	—	($20,712)
Foreign exchange contracts	Net realized gain (loss)	—	$908,333	908,333
Total		($20,712)	$908,333	$887,621

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* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Foreign exchange contracts	Change in unrealized appreciation (depreciation)		$469,648	$469,648
Interest rate contracts	Change in unrealized appreciation (depreciation)	($102,152)		(102,152)
Total		($102,152)	$469,648	$367,496

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.85% and 0.72% for Class B and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will expire on September 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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For the year ended May 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,744	Class I	$11,868
Class B	2,742	Class NAV	28,246
Class C	8,242	Total	$75,842

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $368,280 for the year ended May 31, 2015. Of this amount, $45,845 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $298,997 was paid as sales commissions to broker-dealers and $23,438 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $59, $61,571 and $7,594 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement

37

Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$828,815	$413,256	$26,726	$35,106
Class B	367,524	45,809	17,137	4,566
Class C	1,104,127	137,529	19,348	11,530
Class I	—	51,114	28,657	5,309
Total	$2,300,466	$647,708	$91,868	$56,511

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average loan balance	Days outstanding	Weigh average interest rate	Interest expense
Borrower	$24,285,672	1	0.45%	$304

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	25,309,129	$93,876,148	21,915,067	$84,772,959
Distributions reinvested	5,127,138	19,133,549	5,725,328	22,144,623
Repurchased	(39,115,402)	(147,340,488)	(33,428,458)	(128,474,959)
Net decrease	(8,679,135)	($34,330,791)	(5,788,063)	($21,557,377)
Class B shares
Sold	271,348	$1,022,165	503,189	$1,949,881
Distributions reinvested	500,913	1,872,808	607,170	2,347,377
Repurchased	(3,865,350)	(14,369,823)	(3,647,723)	(14,084,249)
Net decrease	(3,093,089)	($11,474,850)	(2,537,364)	($9,786,991)
Class C shares
Sold	2,616,689	$9,775,592	4,384,319	$16,954,691
Distributions reinvested	1,539,573	5,742,421	1,646,515	6,363,035
Repurchased	(7,667,959)	(28,507,393)	(8,183,867)	(31,545,854)
Net decrease	(3,511,697)	($12,989,380)	(2,153,033)	($8,228,128)

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		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	8,988,946	$33,670,969	18,772,707	$72,112,936
Distributions reinvested	703,426	2,623,848	1,027,372	3,975,455
Repurchased	(11,986,261)	(45,443,290)	(15,242,043)	(59,064,037)
Net increase (decrease)	(2,293,889)	($9,148,473)	4,558,036	$17,024,354
Class NAV shares[1]
Sold	1,413,874	$5,302,425	4,425,116	$17,193,559
Issued in reorganization	—	—	152,086,373	585,992,142
Distributions reinvested	7,177,781	26,865,776	6,575,705	25,618,354
Repurchased	(73,047,646)	(284,626,786)	(9,838,641)	(38,100,653)
Net increase (decrease)	(64,455,991)	($252,458,585)	153,248,553	$590,703,402
Total net increase (decrease)	(82,033,801)	($320,402,079)	147,328,129	$568,155,260

1 The inception date for Class NAV shares is 10-21-13.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on May 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $699,057,775 and $1,003,828,765, respectively, for the year ended May 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2015, the following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	19.8%
John Hancock Funds II Lifestyle Growth Portfolio	10.5%
John Hancock Funds II Lifestyle Moderate Portfolio	8.3%

Note 9 — Reorganization

On October 10, 2013, the shareholders of John Hancock Funds II High Income Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund's shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired fund with a fund with a similar objective and achieve potential economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund's identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the

39

Acquired fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on October 18, 2013. The following outlines the reorganization:

Acquired net asset value of the acquired fund	Appreciation of the acquired fund's investments	Shares redeemed by the acquired fund	Shares issued by the acquiring fund	Acquiring fund's net assets prior to combination	Acquiring fund's total net assets after combination
$585,992,142	$13,129,324	72,478,190	152,086,373	$612,017,693	$1,198,009,835

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired fund that have been included in the Acquiring fund's Statement of operations at May 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the reporting period, the Acquiring fund's pro forma results of operations for the year ended May 31, 2014 are as follows:

Net investment income	$65,739,125
Net realized and unrealized gain (loss)	34,739,280
Increase (decrease) in net assets from operations	$100,478,405

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Focused High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Focused High Yield Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1986	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

47

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Focused High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235802	57A 5/15 7/15

John Hancock

Global Conservative Absolute Return Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
22	Financial highlights
27	Notes to financial statements
43	Auditor's report
44	Tax information
45	Trustees and Officers
49	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Fund declined

The fund posted a loss during the period, trailing its cash benchmark and its peers.

Yields fell

Across much of the globe, bond yields and inflation expectations were down, hindering a subset of fund strategies designed to benefit from rising rates.

U.S. dollar appreciated

An improving economy, along with anticipation of a U.S. Federal Reserve interest-rate hike, provided a boost to the fund's long U.S. dollar strategies.

COUNTRY COMPOSITION AS OF 5/31/15 (%)

United Kingdom	33.0
United States	23.2
France	15.9
Germany	10.8
Netherlands	5.3
Belgium	3.9
Brazil	2.7
Denmark	1.5
Portugal	1.3
Italy	0.5
Other Countries	1.9
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unwilling to make principal, interest, or settlement payments. Illiquid securities may be difficult to sell at a price approximating their value. Investments in higher-yielding, lower-rated securities include a higher risk of default. Currency transactions are affected by fluctuations in exchange rates. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

How would you articulate the fund's mandate?

The fund's strategy is to seek positive long-term absolute returns, independent of the general direction of the market's movements. The fund has a broad investment mandate, which gives us the latitude to invest in a wide range of assets throughout the world, including currencies, derivatives, and fixed-income instruments.

We make extensive use of advanced techniques to target positive returns whether markets are rising or falling. Those methods include relative value and directional strategies, such as foreign exchange-rate positions, where shorter-term drivers can change significantly and quickly even in the absence of a long-term risk premium.

What's your investment philosophy, and how do you implement it in managing the fund?

We believe in integrating a broad range of exposures to create a portfolio of strategies that complement one another, chosen specifically to work well in a wide array of macroeconomic conditions.

These strategies are frequently implemented using a combination of long security positions and derivatives. Investment exposures are generally achieved through the use of derivatives, instruments such as futures, swaptions, and interest-rate swaps. Accordingly, the level of cash and other short-term investments held in the fund is not indicative of its investment exposure.

The fund brings to bear the expertise of the fixed-income and multi-asset investment teams at Standard Life Investments.

4

"We believe in integrating a broad range of exposures to create a portfolio of strategies that complement one another, chosen specifically to work well in a wide array of macroeconomic conditions."

Turning to the markets, what themes did you observe in the fiscal year ended May 31, 2015?

Bond and currency markets were increasingly affected by central bank decisions, especially the stark divergence in policies between the United States and United Kingdom on the one hand and Europe and Japan on the other.

The improving economic landscape in the United States, along with expectations that the U.S. Federal Reserve (Fed) will begin to raise interest rates within the next few months, provided support for the U.S. dollar, which appreciated relative to the world's other major currencies.

Meanwhile, with the launch of the eurozone's quantitative easing (QE) asset purchase program, the European Central Bank brought itself in line with other developed-market central banks. While persistently weak growth and price trends in the final months of 2014 had made some form of sovereign bond buying in Europe inevitable, the question was whether it would be sufficient in scale to comfort investors. At 60 billion euros per month for a potentially extended period, and involving

FUND COMPOSITION AS OF 5/31/15 (%)

Corporate bonds	21.0	Short-term investments	75.4
Financials	9.4	Certificate of deposit	26.1
Utilities	4.0	Commercial paper	26.1
Industrials	2.2	Time deposits	18.3
Consumer discretionary	1.7	U.S. Government	4.9
Telecommunication services	1.2	Derivative Instruments	(2.8)
Consumer staples	0.9	Forward foreign currency contracts	(0.5)
Health care	0.9	Written options	(0.3)
Energy	0.4	Interest rate swaps	(1.5)
Materials	0.3	Credit default swaps	(0.2)
Capital preferred securities	0.2	Inflation swaps	(0.3)
Foreign government obligations	2.7	Other assets and liabilities	3.3
Purchased options	0.2	Total	100.0
As a percentage of net assets.

5

"The improving economic landscape in the United States... provided support for the U.S. dollar, which appreciated relative to the world's other major currencies."
purchases across the whole maturity spectrum, the degree of the stimulus surprised market participants and drove down the value of the euro.

How did the fund perform during the period?

The fund declined, trailing the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index and Morningstar's nontraditional bond category.

Which strategies hindered returns?

Interest rates and government bond yields across the globe were down. While the fall in oil prices stabilized, inflation expectations in the United States and the United Kingdom remained weak as the Fed and the Bank of England continued to hint of a more gradual increase in interest rates. Consequently, the fund's long U.S. and U.K. inflation strategies, implemented with inflation swaps, lost value.

Given the low sovereign debt yields in Europe, many investors found U.S. Treasuries attractive by comparison, which drove the prices of government bonds in the United States higher and yields lower (prices and yields of fixed-income investments move inversely). The fund's short U.S. duration strategy, implemented with interest rate swaps and designed to benefit from rising U.S. bond yields, saw a loss for the period. The Fed's rhetoric around the timing of the first interest-rate hike suggested it could be later than the market initially expected, which also contributed to the move in U.S. bond yields.

The environment of falling rates and falling inflation was also detrimental to our short U.K. real yields strategy, which we implemented with interest-rate and inflation swaps.

What fund strategies fared well?

The fund's long U.S. dollar positions, implemented with currency forward contracts, contributed to returns (long U.S. dollar versus the euro, versus the Canadian dollar, and versus the Australian

6

dollar). The long U.S. dollar versus euro position was among the fund's top-performing strategies. As we've discussed, the ongoing eurozone concerns require an accommodative central bank posture, while the United States is approaching a tightening cycle.

The fund's yield curve strategies, implemented with interest rate swaps and designed to exploit changing shapes along the curves measuring the term structure of interest rates, were also positive for the period. More specifically, the value of the fund's U.S. butterfly strategy rose as rates in the middle part of the U.S. yield curve declined more than those on the ends, or wings, of the curve. In Europe, the middle of the yield curve fell proportionately more than the longer end, causing a relative steepening of the curve's shape, which prompted a positive return for the fund's European long-end curve steepener strategy.

The fund also enjoyed a positive contribution from Brazilian government bonds. Yields in Brazil remained essentially flat over the course of the period, but the position benefited from attractive coupon payments.

Would you give us a couple of examples of position changes during the period?

Using credit derivatives, we added a European versus U.S. investment-grade credit relative value strategy, designed to benefit the fund when corporate bonds in Europe outperform their American counterparts. European banks are reducing risks on their balance sheets, and the appetite for yield is high in Europe in light of QE; however, the United States is further along the credit cycle. In our view, the supply-and-demand balance favors European credit assets over those in the United States.

We eliminated certain European swaps and reduced the fund's exposure to Brazilian government bonds, which increased the level of cash and other short-term investments in the fund from 67.8% to 75.4% of net assets.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-4.04	-1.39	-2.60
Class C2	-2.68	-0.13	-0.24
Class I3	-0.78	0.53	1.00
Class R6[3]	-0.62	0.62	1.17
Class NAV[3]	-0.62	0.62	1.17
Index 1†	0.08	0.08	0.16
Index 2†	1.64	1.94	3.67

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	4.43	2.49	3.25	20.67	1.20
Net (%)	1.50	2.25	1.19	1.20	1.20

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the Barclays U.S. Aggregate 1-5 Year Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	7-16-13	9,976	9,976	10,016	10,367
Class I3	7-16-13	10,100	10,100	10,016	10,367
Class R6[3]	7-16-13	10,117	10,117	10,016	10,367
Class NAV[3]	7-16-13	10,117	10,117	10,016	10,367

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Barclays U.S. Aggregate 1-5 Year Index provides a broad-based measure of U.S. investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities, with maturities generally in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.10	$7.49	1.50%
Class C	1,000.00	1,000.60	11.17	2.24%
Class I	1,000.00	1,005.00	6.00	1.20%
Class R6	1,000.00	1,006.60	5.50	1.10%
Class NAV	1,000.00	1,006.60	5.45	1.09%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.50	$7.54	1.50%
Class C	1,000.00	1,013.80	11.25	2.24%
Class I	1,000.00	1,018.90	6.04	1.20%
Class R6	1,000.00	1,019.40	5.54	1.10%
Class NAV	1,000.00	1,019.50	5.49	1.09%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 21.0%					$21,317,905
(Cost $20,490,986)
Australia 0.3%					340,929
APT Pipelines, Ltd.	4.250	11-26-24	GBP	100,000	165,868
QBE Capital Funding IV, Ltd. (7.500% to 5-24-21, then 10 Year Swap Rate + 4.003%)	7.500	05-24-41	GBP	100,000	175,061
Denmark 0.3%					263,986
DONG Energy A/S	4.875	01-12-32	GBP	150,000	263,986
France 1.4%					1,382,998
Electricite de France SA	5.875	07-18-31	GBP	80,000	154,749
Electricite de France SA	6.000	01-23-14	GBP	100,000	204,806
Electricite de France SA	6.250	05-30-28	GBP	150,000	297,354
GDF Suez	7.000	10-30-28	GBP	100,000	217,665
Orange SA	5.625	01-23-34	GBP	25,000	47,469
Orange SA	9.000	03-01-31		150,000	221,203
Pernod-Ricard SA (S)	4.250	07-15-22		150,000	160,462
RCI Banque SA	3.250	04-25-18	GBP	50,000	79,290
Ireland 0.1%					128,338
Bank of Ireland Mortgage Bank	3.625	10-02-20	EUR	100,000	128,338
Italy 0.4%					458,350
Assicurazioni Generali SpA (6.269% to 6-16-26, then 3 month LIBOR + 2.350%) (Q)	6.269	06-16-26	GBP	100,000	160,482
Enel SpA	6.250	06-20-19	GBP	120,000	213,076
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	84,792
Jersey, Channel Islands 0.2%					189,165
AA Bond Company, Ltd.	6.269	07-31-25	GBP	100,000	189,165
Mexico 0.4%					403,775
America Movil SAB de CV	5.750	06-28-30	GBP	110,000	208,855
Petroleos Mexicanos	8.250	06-02-22	GBP	100,000	194,920
Netherlands 1.4%					1,417,566
Aegon NV	6.625	12-16-39	GBP	100,000	222,751
Deutsche Annington Finance BV	3.125	07-25-19	EUR	100,000	119,870
E.ON International Finance BV	6.375	06-07-32	GBP	200,000	401,727
ING Bank NV (6.875% to 5-29-18, then 3 month LIBOR + 2.550%)	6.875	05-29-23	GBP	100,000	171,933
LYB International Finance BV	4.000	07-15-23		150,000	157,441
RWE Finance BV	6.125	07-06-39	GBP	50,000	95,847
Siemens Financieringsmaatschappij NV (6.125% to 9-14-16, then 3 month LIBOR + 2.250%)	6.125	09-14-66	GBP	50,000	79,873

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Netherlands (continued)
Swiss Reinsurance Company (6.302% to 5-25-19, then 6 month LIBOR + 2.120%) (Q)	6.302	05-25-19	GBP	100,000	$168,124
Portugal 1.3%					1,328,873
Portugal Obrigacoes do Tesouro OT (S)	4.100	02-15-45	EUR	1,082,400	1,328,873
Spain 0.2%					174,296
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	174,296
Sweden 0.1%					111,843
Vattenfall AB	6.875	04-15-39	GBP	50,000	111,843
Switzerland 0.2%					175,105
Glencore Finance Europe SA	6.500	02-27-19	GBP	100,000	175,105
United Kingdom 11.8%					11,988,992
ABP Finance PLC	6.250	12-14-26	GBP	100,000	194,752
Affinity Sutton Capital Markets PLC	5.981	09-17-38	GBP	100,000	215,508
Annington Finance No. 1 PLC	8.000	10-02-21	GBP	65,646	120,004
Arqiva Financing PLC	4.882	12-31-32	GBP	100,000	171,858
Aspire Defence Finance PLC	4.674	03-31-40	GBP	98,478	175,302
Aviva PLC (6.625% to 6-3-21, then 6 month LIBOR + 4.136%)	6.625	06-03-41	GBP	100,000	172,335
AWG Parent Company, Ltd.	6.625	01-15-29	GBP	50,000	105,074
Barclays Bank PLC	10.000	05-21-21	GBP	200,000	407,255
British Telecommunications PLC	5.750	12-07-28	GBP	60,000	114,112
Broadgate Financing PLC	5.098	04-05-33	GBP	98,667	173,031
BUPA Finance PLC	3.375	06-17-21	GBP	130,000	207,317
Canary Wharf Finance II PLC	6.455	10-22-33	GBP	28,397	55,988
Coventry Building Society	5.875	09-28-22	GBP	100,000	186,891
CPUK Finance, Ltd.	7.239	02-28-24	GBP	100,000	199,390
Credit Agricole SA	5.500	12-17-21	GBP	100,000	182,498
Dignity Finance PLC	4.696	12-31-49	GBP	120,000	204,799
Direct Line Insurance Group PLC (9.250% to 4-27-22, then 6 month LIBOR + 7.207%)	9.250	04-27-42	GBP	100,000	194,487
Eastern Power Networks PLC	6.250	11-12-36	GBP	70,000	147,161
Enterprise Inns PLC	6.500	12-06-18	GBP	70,000	113,675
Eversholt Funding PLC	6.359	12-02-25	GBP	100,000	196,368
FCE Bank PLC	2.759	11-13-19	GBP	100,000	155,829
Firstgroup PLC	8.125	09-19-18	GBP	100,000	178,696
G4S PLC	7.750	05-13-19	GBP	100,000	183,587
GE Capital UK Funding	8.000	01-14-39	GBP	150,000	397,447
GlaxoSmithKline Capital PLC	5.250	12-19-33	GBP	50,000	96,708
GlaxoSmithKline Capital PLC	6.375	03-09-39	GBP	50,000	111,044
Go-Ahead Group PLC	5.375	09-29-17	GBP	100,000	164,541
Hammerson PLC	5.250	12-15-16	GBP	100,000	161,684

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
HBOS Capital Funding LP (6.461% to 11-30-18, then 5 Year U.K. Treasury + 2.850%) (Q)	6.461	11-30-18	GBP	100,000	$164,303
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	250,000	519,740
HSBC Holdings PLC	6.000	03-29-40	GBP	100,000	185,593
Imperial Tobacco Finance PLC	9.000	02-17-22	GBP	150,000	313,337
Integrated Accommodation Services PLC	6.480	03-31-29	GBP	75,451	145,603
Intu Metrocentre Finance PLC	4.125	12-06-23	GBP	100,000	163,719
Land Securities Capital Markets PLC (4.875% to 11-7-17, then 3 month LIBOR + 0.688%)	4.875	11-07-19	GBP	50,000	83,054
LCR Finance PLC	5.100	03-07-51	GBP	30,000	71,358
Legal & General Group PLC (4.000% to 6-8-15 then 3 month EURIBOR +1.700%)	4.000	06-08-25	EUR	50,000	54,935
Lend Lease Europe Finance PLC	6.125	10-12-21	GBP	100,000	176,588
Lloyds Bank PLC	6.500	09-17-40	GBP	40,000	89,423
Lloyds Bank PLC	9.625	04-06-23	GBP	100,000	211,014
London Stock Exchange Group PLC	6.125	07-07-16	GBP	70,000	112,182
Marks & Spencer PLC	6.125	12-02-19	GBP	100,000	176,687
Marstons Issuer PLC (5.158% to 7-15-19, then 3 month LIBOR + 1.320%)	5.158	10-15-27	GBP	100,000	167,303
Mitchells & Butlers Finance PLC	5.965	12-15-23	GBP	46,655	81,228
National Grid Electricity Transmission PLC	5.875	02-02-24	GBP	150,000	288,640
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	88,081
Nationwide Building Society	6.750	07-22-20	EUR	100,000	137,114
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	100,000	119,107
Octagon Healthcare Funding PLC	5.333	12-31-35	GBP	89,308	164,535
Peabody Capital PLC	5.250	03-17-43	GBP	110,000	213,659
Provident Financial PLC	8.000	10-23-19	GBP	50,000	87,987
Prudential PLC (P)	5.700	12-19-63	GBP	100,000	176,070
Scottish Widows PLC (5.125% to 9-24-15 then 3 month LIBOR +1.630%) (Q)	5.125	09-24-15	GBP	100,000	153,145
Segro PLC	6.750	02-23-24	GBP	60,000	118,404
Severn Trent Utilities Finance PLC	6.125	02-26-24	GBP	100,000	191,124
Southern Water Services Finance, Ltd. (4.500% to 3-31-22, then 3 month LIBOR + 7.845%)	4.500	03-31-38	GBP	100,000	160,871
SSE PLC	3.875	12-29-49	GBP	100,000	151,502
SSE PLC	6.250	08-27-38	GBP	50,000	105,388
Stagecoach Group PLC	5.750	12-16-16	GBP	100,000	162,178
Telereal Securitisation PLC	5.565	12-10-31	GBP	59,686	108,320
Tesco Property Finance 3 PLC	5.744	04-13-40	GBP	128,084	193,583
Thames Water Utilities Cayman Finance, Ltd.	4.625	06-04-46	GBP	100,000	176,629
The Royal Bank of Scotland PLC	6.875	05-17-25	GBP	100,000	201,915
The Trafford Centre Finance, Ltd.	6.500	07-28-33	GBP	95,352	194,686
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	83,640	134,547
Virgin Media Secured Finance PLC	5.500	01-15-21	GBP	100,000	163,441

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Wales & West Utilities Finance PLC	6.250	11-30-21	GBP	100,000	$187,553
Western Power Distribution West Midlands PLC	5.750	04-16-32	GBP	110,000	213,998
WPP Finance 2010	5.625	11-15-43		140,000	159,153
Yorkshire Water Services Bradford Finance, Ltd.	6.375	08-19-39	GBP	50,000	108,511
Zurich Finance UK PLC (6.625% to 10-2-22, then 5 Year U.K. Treasury + 2.850%) (Q)	6.625	10-02-22	GBP	70,000	125,443
United States 2.9%					2,953,689
Altria Group, Inc.	5.375	01-31-44		150,000	159,968
Altria Group, Inc.	9.950	11-10-38		33,000	54,929
American International Group, Inc.	5.000	04-26-23	GBP	150,000	263,956
AT&T, Inc.	7.000	04-30-40	GBP	100,000	213,845
Bank of America Corp.	6.125	09-15-21	GBP	150,000	275,366
Bank of America Corp.	8.125	06-02-28	GBP	100,000	218,006
Citigroup, Inc.	4.500	03-03-31	GBP	200,000	323,296
DIRECTV Holdings LLC	4.375	09-14-29	GBP	100,000	163,066
Energy Transfer Partners LP	3.600	02-01-23		150,000	145,750
Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19		100,000	108,750
GE Capital Trust V (5.500% to 9-15-16, then 3 month LIBOR + 1.615%)	5.500	09-15-66	GBP	100,000	158,189
Morgan Stanley	5.750	02-14-17	GBP	100,000	164,133
Verizon Communications, Inc.	5.012	08-21-54		83,000	78,493
Verizon Communications, Inc.	6.550	09-15-43		84,000	101,569
Wal-Mart Stores, Inc.	4.875	01-19-39	GBP	70,000	134,385
Wal-Mart Stores, Inc.	5.625	03-27-34	GBP	60,000	123,787
Wells Fargo Bank NA	5.250	08-01-23	GBP	150,000	266,201
Capital preferred securities 0.2%					$165,373
(Cost $150,835)
United States 0.2%					165,373
Rabobank Capital Funding Trust IV (5.556% to 12-31-19 then 6 month LIBOR + 1.460%) (Q)	5.556	12-31-19	GBP	100,000	165,373
Foreign government obligations 2.7%					$2,723,210
(Cost $3,021,621)
Brazil 2.7%					2,723,210
Federative Republic of Brazil, Series F	10.000	01-01-25	BRL	9,700,000	2,723,210
			Shares		Value
Purchased options 0.2%					$208,100
(Cost $378,627)
Put options 0.2%					208,100
Over the Counter Option on a 5 year Interest Rate Swap (Expiration Date: 10-15-17; Strike Rate: 0.6100%; Underlying Swap: receive JPY LIBOR maturing 10-18-22; Counterparty: Morgan Stanley & Company, Inc.) (I)			3,470,000,000		208,100

SEE NOTES TO FINANCIAL STATEMENTS15

	Yield (%)*	Maturity date	Par value^	Value
Short-term investments 75.4%				$76,496,896
(Cost $76,497,417)
Certificate of deposit 26.1%				26,500,190
Credit Agricole SA	0.270	08-10-15	4,000,000	3,999,524
Goldman Sachs International	0.375	08-07-15	2,500,000	2,500,535
ING Bank NV	0.290	08-10-15	4,000,000	3,999,676
Mizuho Bank, Ltd.	0.310	07-30-15	4,000,000	4,000,031
Nationwide Building Society	0.380	07-14-15	4,000,000	4,001,326
Natixis	0.250	08-03-15	4,000,000	4,000,000
Societe Generale SA	0.280	09-01-15	4,000,000	3,999,098
Commercial paper 26.1%				26,494,443
ABN AMRO Bank NV	0.169	07-24-15	4,000,000	3,998,318
Agence Centrale Organismes	0.160	06-26-15	3,000,000	2,999,583
Banque Federative du Credit Mutuel SA	0.105	07-01-15	4,000,000	3,999,073
European Investment Bank	0.094	08-05-15	4,000,000	3,998,508
Landeskreditban Baden- Wuerttengerg-Forderbank	0.138	07-03-15	3,000,000	2,999,560
Nomura International PLC	0.064	06-16-15	4,500,000	4,499,458
NRW.Bank	0.014	06-04-15	4,000,000	3,999,943
Time deposits 18.3%				18,502,263
BNP Paribas	0.080	06-01-15	3,700,321	3,700,321
Danske Bank	0.100	06-01-15	1,300,139	1,300,139
DBS Bank, Ltd.	0.280	07-27-15	2,500,000	2,500,000
DZ Bank AG	0.070	06-01-15	4,000,582	4,000,582
KBC Bank NV	0.100	06-01-15	4,000,682	4,000,682
Lloyd's Bank PLC	0.080	06-01-15	3,000,539	3,000,539
U.S. Government 4.9%				5,000,000
U.S. Treasury Bill (D)	0.033	07-02-15	5,000,000	5,000,000
Total investments (Cost $100,539,486)† 99.5%				$100,911,484
Other assets and liabilities, net 0.5%				$491,116
Total net assets 100.0%				$101,402,600

16SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(D)	A portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,598,085 or 1.6% of the fund's net assets as of 5-31-15.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $100,797,562. Net unrealized appreciation aggregated $113,922, of which $893,693 related to appreciated investment securities and $779,771 related to depreciated investments.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $100,539,486)	$100,911,484
Cash	913,396
Foreign currency, at value (Cost $21,405)	21,384
Cash held at broker for futures contracts	14,574
Receivable for fund shares sold	443
Receivable for forward foreign currency exchange contracts	442,698
Dividends and interest receivable	504,453
Swap contracts, at value	976,011
Receivable for futures variation margin	4,616
Receivable for exchange cleared swaps	218,829
Other receivables and prepaid expenses	43,760
Total assets	104,051,648
Liabilities
Payable for forward foreign currency exchange contracts	973,322
Written options, at value (Premium received $556,474)	344,804
Swap contracts, at value	1,202,089
Payable to affiliates
Accounting and legal services fees	3,162
Transfer agent fees	242
Trustees' fees	119
Other liabilities and accrued expenses	125,310
Total liabilities	2,649,048
Net assets	$101,402,600
Net assets consist of
Paid-in capital	$101,425,421
Undistributed net investment income	2,021,275
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(141,580)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	(1,902,516)
Net assets	$101,402,600

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($729,208 ÷ 74,389 shares)[1]	$9.80
Class C ($242,223 ÷ 24,696 shares)[1]	$9.81
Class I ($230,483 ÷ 23,426 shares)	$9.84
Class R6 ($98,469 ÷ 10,000 shares)	$9.85
Class NAV ($100,102,217 ÷ 10,165,234 shares)	$9.85
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$10.10

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENT OF OPERATIONS   For the year ended 5-31-15

Investment income
Interest	$1,391,417
Expenses
Investment management fees	885,590
Distribution and service fees	5,272
Accounting and legal services fees	17,427
Transfer agent fees	4,537
Trustees' fees	1,864
State registration fees	73,302
Printing and postage	3,372
Professional fees	127,468
Custodian fees	71,829
Registration and filing fees	47,241
Other	4,692
Total expenses	1,242,594
Less expense reductions	(95,072)
Net expenses	1,147,522
Net investment income	243,895
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	5,859,322
Futures contracts	(130,115)
Written options	480,731
Swap contracts	(1,242,033)
4,967,905
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(3,030,834)
Futures contracts	71,311
Written options	(57,242)
Swap contracts	(2,915,258)
(5,932,023)
Net realized and unrealized loss	(964,118)
Decrease in net assets from operations	($720,223)

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Period ended 5-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$243,895	$301,013
Net realized gain (loss)	4,967,905	(2,542,786)
Change in net unrealized appreciation (depreciation)	(5,932,023)	4,029,507
Increase (decrease) in net assets resulting from operations	(720,223)	1,787,734
Distributions to shareholders
From net investment income
Class A	(19,599)	—
Class C	(2,486)	—
Class I	(29,403)	—
Class R6	(2,621)	—
Class NAV	(2,593,395)	—
Total distributions	(2,647,504)	—
From fund share transactions	(2,051,780)	105,034,373
Total increase (decrease)	(5,419,507)	106,822,107
Net assets
Beginning of year	106,822,107	—
End of year	$101,402,600	$106,822,107
Undistributed (accumulated net investment loss) net investment income	$2,021,275	($673,296)

1 Period from 7-16-13 (commencement of operations) to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS21

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.15	$10.00
Net investment income (loss)[2]	— [3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.11)	0.16
Total from investment operations	(0.11)	0.15
Less distributions
From net investment income	(0.24)	—
Net asset value, end of period	$9.80	$10.15
Total return (%)[4,5]	(1.07)	1.50	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	3.22	4.43	[7]
Expenses including reductions	1.50	1.50	[7]
Net investment loss	(0.02)	(0.14	) [7]
Portfolio turnover (%)	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.15
Net investment loss[2]	(0.10)
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	(0.15)
Less distributions
From net investment income	(0.19)
Net asset value, end of period	$9.81
Total return (%)[3,4]	(1.42	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	12.31	[7]
Expenses including reductions	2.25	[7]
Net investment loss	(1.10	) [7]
Portfolio turnover (%)	95	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS23

Class I Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.00
Net investment income[2]	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.12)	0.17
Total from investment operations	(0.08)	0.18
Less distributions
From net investment income	(0.26)	—
Net asset value, end of period	$9.84	$10.18
Total return (%)[3]	(0.78)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	2.14	3.25	[6]
Expenses including reductions	1.19	1.19	[6]
Net investment income	0.40	0.06	[6]
Portfolio turnover (%)	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.00
Net investment income[2]	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.09)	0.15
Total from investment operations	(0.07)	0.18
Less distributions
From net investment income	(0.26)	—
Net asset value, end of period	$9.85	$10.18
Total return (%)[3]	(0.62)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	19.98	20.67	[6]
Expenses including reductions	1.09	1.10	[6]
Net investment income	0.24	0.34	[6]
Portfolio turnover (%)	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS25

Class NAV Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.18	$10.00
Net investment income[2]	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.09)	0.15
Total from investment operations	(0.07)	0.18
Less distributions
From net investment income	(0.26)	—
Net asset value, end of period	$9.85	$10.18
Total return (%)[3]	(0.62)	1.80	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.20	[5]
Expenses including reductions	1.09	1.10	[5]
Net investment income	0.24	0.35	[5]
Portfolio turnover (%)	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

26SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

27

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2015, all investments are categorized as Level 2 under the hierarchy described above, except for futures, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $510. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

28

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended May 31, 2015 was $2,647,504 of ordinary income.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $1,443,851 of undistributed ordinary income and $64,548 long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a

29

shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2015, the fund used futures contracts to manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, and as a substitute for securities purchased. During the year ended May 31, 2015, the fund held futures contracts with notional values ranging from $367,200 to $55.4 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
U.K. Long Gilt Futures	5	Long	Sep 2015	$901,230	$900,226	($1,004)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity and liquidity of the fund. During the year ended May 31, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $68.8 million to $117.6 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	420,000	USD	333,417	HSBC Bank PLC	8/13/2015	—	($13,590)	($13,590)
CAD	3,860,000	USD	3,207,525	Royal Bank of Scotland PLC	6/12/2015	—	(104,149)	(104,149)
EUR	2,748,000	USD	3,038,796	HSBC Bank PLC	6/11/2015	—	(20,316)	(20,316)
EUR	2,290,000	USD	2,418,513	HSBC Bank PLC	6/12/2015	$96,921	—	96,921

30

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	270,000	USD	303,779	Royal Bank of Scotland PLC	8/13/2015	—	(6,930)	(6,930)
GBP	127,266	USD	200,167	Royal Bank of Scotland PLC	6/9/2015	—	(5,664)	(5,664)
GBP	787,000	USD	1,191,264	Goldman Sachs	8/13/2015	10,942	—	10,942
INR	192,000,000	USD	3,035,333	UBS AG London	6/11/2015	—	(34,489)	(34,489)
INR	129,000,000	USD	2,040,171	Deutsche Bank AG	6/23/2015	—	(28,852)	(28,852)
INR	128,000,000	USD	2,030,135	Deutsche Bank AG	7/2/2015	—	(38,033)	(38,033)
KRW	3,500,000,000	USD	3,242,843	Bank National Paris	6/10/2015	—	(85,510)	(85,510)
USD	260,789	AUD	332,000	Bank National Paris	8/13/2015	7,973	—	7,973
USD	2,733,736	BRL	8,690,000	HSBC Bank PLC	8/13/2015	75,828	—	75,828
USD	2,792,971	CAD	3,500,000	Citibank N.A. London	6/12/2015	—	($20,972)	(20,972)
USD	286,658	CAD	360,000	Goldman Sachs	6/12/2015	—	(2,776)	(2,776)
USD	2,072,123	CHF	2,000,000	HSBC Bank PLC	6/23/2015	—	(57,431)	(57,431)
USD	3,064,699	EUR	2,748,000	Citibank N.A. London	6/11/2015	46,219	—	46,219
USD	2,956,813	EUR	2,653,814	Goldman Sachs	6/12/2015	41,751	—	41,751
USD	2,932,274	EUR	2,670,000	Royal Bank of Scotland PLC	6/12/2015	—	(567)	(567)
USD	2,266,650	EUR	2,070,000	UBS Warburg	6/12/2015	—	(7,126)	(7,126)
USD	554,561	EUR	510,484	Barclays Capital	7/14/2015	—	(6,428)	(6,428)
USD	1,417,777	EUR	1,269,746	Goldman Sachs	8/13/2015	21,771	—	21,771
USD	118,672	GBP	75,444	Bank National Paris	7/14/2015	3,399	—	3,399
USD	17,826,988	GBP	11,983,861	Merrill Lynch	7/14/2015	—	(483,520)	(483,520)
USD	3,036,053	INR	192,000,000	UBS AG London	6/11/2015	35,209	—	35,209
USD	283,327	JPY	34,000,000	Royal Bank of Scotland PLC	8/13/2015	9,132	—	9,132
USD	3,100,363	KRW	3,500,000,000	BNP Paribas SA	6/10/2015	—	(56,969)	(56,969)
USD	2,031,989	NZD	2,740,000	UBS Warburg	7/2/2015	93,553	—	93,553
						$442,698	($973,322)	($530,624)

Currency abbreviation
AUD	Austrailian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	Korean Won
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	USD	U.S. Dollar
GBP	Pound Sterling

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received

31

from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2015, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes, gain exposure to treasuries market and to maintain diversity and liquidity of the fund. During the year ended May 31, 2015, the fund held purchased options with market values ranging from $208,100 to $1.9 million, as measured at each quarter end.

During the year ended May 31, 2015, the fund wrote option contracts to manage duration of the fund, manage against anticipated rate changes, gain exposure to foreign currency, manage against anticipated currency exchange rates and to maintain diversity and liquidity of the fund. The following tables summarize the fund's written options activities during the year ended May 31, 2015, and the contracts held at May 31, 2015.

	Notional value	Premiums received
Outstanding, beginning of period	8,475,000	$300,000
Options written	97,946,000	1,806,091
Option closed	(81,021,000)	(1,549,617)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	25,400,000	$556,474

Interest Rate Swaptions (OTC)

Puts
Description	Counterparty	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount	Premium	Value
8-Year Interest Rate Swap	Morgan Stanley	EUR-EURIBOR- Telerate	Pay	1.11%	Oct 2017	EUR	25,400,000	$556,474	($344,804)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended May 31, 2015, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, and as a substitute for securities purchased. During the year ended May 31, 2015, the fund held interest rate swaps with total USD notional amounts ranging from $1.2

32

billion to $2.3 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of May 31, 2015.

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	8,280,000,000	KRW	7,375,406	3 Month Bank Rate for South Korea	Fixed 1.9175%	Mar 2018	—	$31,425	$31,425
Citibank N.A.	338,000,000	SEK	39,317,412	Fixed 0.5925%	3 Month STIBOR	Mar 2019	—	3,128	3,128
HSBC	8,030,000,000	KRW	7,483,691	3 Month Bank Rate for South Korea	Fixed 1.8075%	Apr 2018	—	11,796	11,796
Exchange Cleared Swaps
	28,000,000	EUR	38,344,608	Fixed 0.7470%	6 Month EURIBOR	Mar 2016	($60,228)	(144,764)	(204,992)
	28,000,000	EUR	37,757,985	6 Month EURIBOR	Fixed 0.7470%	Mar 2016	—	204,992	204,992
	36,500,000	USD	36,500,000	Fixed 0.7175%	3 Month LIBOR	Mar 2016	—	(114,368)	(114,368)
	36,500,000	USD	36,500,000	3 Month LIBOR	Fixed 0.7175%	Mar 2016	56,567	57,801	114,368
	79,200,000	USD	79,200,000	Fixed 0.9600%	3 Month LIBOR	Jun 2016	—	(351,632)	(351,632)
	5,500,000	USD	5,500,000	3 Month LIBOR	Fixed 0.9600%	Jun 2016	17,336	7,083	24,419
	73,700,000	USD	73,700,000	3 Month LIBOR	Fixed 0.9600%	Jun 2016	301,400	25,813	327,213
	2,300,000	GBP	3,498,759	Fixed 0.8770%	6 Month LIBOR	Jul 2016	—	(6,398)	(6,398)
	8,500,000	EUR	11,308,831	Fixed 0.9425%	6 Month EURIBOR	Jul 2016	15,300	(95,914)	(80,614)
	37,000,000	EUR	50,270,032	Fixed 0.9425%	6 Month EURIBOR	Jul 2016	(85,595)	(265,314)	(350,909)
	17,500,000	EUR	23,945,246	Fixed 0.9425%	6 Month EURIBOR	Jul 2016	(75,941)	(90,029)	(165,970)
	14,000,000	EUR	19,490,789	Fixed 0.9425%	6 Month EURIBOR	Jul 2016	(62,788)	(69,988)	(132,776)
	77,000,000	EUR	101,035,549	6 Month EURIBOR	Fixed 0.9425%	Jul 2016	—	730,269	730,269
	6,000,000	EUR	8,353,195	Fixed 1.1875%	6 Month EURIBOR	Oct 2016	(40,374)	(32,029)	(72,403)
	6,000,000	EUR	8,173,496	6 Month EURIBOR	Fixed 1.1875%	Oct 2016	—	72,403	72,403
	28,300,000	USD	28,300,000	Fixed 1.1200%	3 Month LIBOR	Oct 2016	—	(108,757)	(108,757)
	46,500,000	GBP	75,385,805	Fixed 1.6680%	6 Month LIBOR	Nov 2016	—	(523,718)	(523,718)
	46,500,000	GBP	77,987,421	6 Month LIBOR	Fixed 1.6680%	Nov 2016	(298,532)	822,250	523,718
	85,000,000	AUD	79,717,220	Fixed 3.8850%	BBSW	Nov 2016	(497,998)	(705,120)	(1,203,118)
	85,000,000	AUD	77,592,266	BBSW	Fixed 3.8850%	Nov 2016	—	1,203,118	1,203,118
	325,000,000	SEK	49,553,258	Fixed 2.1400%	3 Month STIBOR	Dec 2016	(58,244)	(824,251)	(882,495)
	325,000,000	SEK	49,975,397	3 Month STIBOR	Fixed 2.1400%	Dec 2016	—	882,495	882,495
	36,000,000	EUR	50,119,172	Fixed 1.0025%	6 Month EURIBOR	Dec 2016	(121,957)	(235,414)	(357,371)
	36,000,000	EUR	49,300,211	6 Month EURIBOR	Fixed 1.0025%	Dec 2016	—	357,371	357,371
	73,200,000	USD	73,200,000	Fixed 1.1100%	3 Month LIBOR	Apr 2017	—	(7,042)	(7,042)
	2,000,000	GBP	3,091,095	Fixed 1.2202%	6 Month LIBOR	May 2018	—	(5,315)	(5,315)
	33,350,000	AUD	25,746,196	Fixed 3.2000%	BBSW	Oct 2018	(340,179)	(27,312)	(367,491)
	33,350,000	AUD	29,202,922	BBSW	Fixed 3.2000%	Oct 2018	—	367,491	367,491
	35,400,000	GBP	53,092,886	Fixed 1.9650%	6 Month LIBOR	Nov 2018	(611,907)	205,923	(405,984)
	35,400,000	GBP	55,477,111	6 Month LIBOR	Fixed 1.9650%	Nov 2018	—	405,984	405,984
	410,000,000	SEK	55,477,751	Fixed 0.8600%	3 Month STIBOR	Nov 2018	—	(404,485)	(404,485)
	410,000,000	SEK	49,178,067	3 Month STIBOR	Fixed 0.8600%	Nov 2018	447,737	(43,252)	404,485
	31,500,000	AUD	24,317,996	Fixed 2.7600%	BBSW	Dec 2018	(102,676)	(17,360)	(120,036)
	31,500,000	AUD	25,587,456	BBSW	Fixed 2.7600%	Dec 2018	—	120,036	120,036
	9,300,000	GBP	13,898,852	Fixed 1.6250%	6 Month LIBOR	Mar 2019	(26,435)	46,663	20,228
	36,000,000	GBP	53,873,989	6 Month LIBOR	Fixed 1.6250%	Mar 2019	—	(78,302)	(78,302)
	67,400,000	AUD	53,835,586	BBSW	Fixed 2.8175%	May 2019	—	181,439	181,439
	2,100,000	GBP	3,194,519	Fixed 1.8780%	6 Month LIBOR	Jul 2020	—	(72,661)	(72,661)
	10,300,000	GBP	15,976,324	Fixed 2.3350%	6 Month LIBOR	Jul 2020	338,915	(951,892)	(612,977)
	10,300,000	GBP	15,668,354	6 Month LIBOR	Fixed 2.3350%	Jul 2020	—	612,977	612,977

33

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	4,700,000	EUR	6,543,336	Fixed 1.8200%	6 Month EURIBOR	Jul 2020	(119,729)	(254,173)	(373,902)
	4,700,000	EUR	6,167,105	6 Month EURIBOR	Fixed 1.8200%	Jul 2020	—	373,902	373,902
	6,000,000	USD	6,000,000	Fixed 2.8000%	3 Month LIBOR	Jul 2020	—	(321,361)	(321,361)
	6,000,000	USD	6,000,000	3 Month LIBOR	Fixed 2.8000%	Jul 2020	70,000	251,361	321,361
	20,000,000	GBP	33,106,005	Fixed 3.5700%	6 Month LIBOR	Jan 2021	—	(853,723)	(853,723)
	20,000,000	GBP	32,658,020	6 Month LIBOR	Fixed 3.5700%	Jan 2021	418,986	434,737	853,723
	32,000,000	USD	32,000,000	Fixed 3.9700%	3 Month LIBOR	Jan 2021	(455,590)	(406,285)	(861,875)
	32,000,000	USD	32,000,000	3 Month LIBOR	Fixed 3.9700%	Jan 2021	—	861,875	861,875
	14,500,000	GBP	24,352,762	Fixed 3.3550%	6 Month LIBOR	Jun 2021	—	(504,918)	(504,918)
	14,500,000	GBP	23,677,064	6 Month LIBOR	Fixed 3.3550%	Jun 2021	192,682	312,236	504,918
	24,700,000	USD	24,700,000	Fixed 3.6770%	3 Month LIBOR	Jun 2021	(189,000)	(301,080)	(490,080)
	24,700,000	USD	24,700,000	3 Month LIBOR	Fixed 3.6770%	Jun 2021	—	490,080	490,080
	742,000	GBP	1,146,796	Fixed 1.7642%	6 Month LIBOR	May 2022	—	(5,706)	(5,706)
	6,000,000	EUR	8,090,997	Fixed 2.2710%	6 Month EURIBOR	Mar 2024	—	(897,474)	(897,474)
	6,000,000	EUR	8,216,702	6 Month EURIBOR	Fixed 2.2710%	Mar 2024	99,177	798,297	897,474
	8,200,000	USD	8,200,000	Fixed 2.99375%	3 Month LIBOR	Mar 2024	39,520	(666,484)	(626,964)
	8,200,000	USD	8,200,000	3 Month LIBOR	Fixed 2.99375%	Mar 2024	—	626,964	626,964
	1,550,000	USD	1,550,000	Fixed 3.8025%	3 Month LIBOR	Jun 2024	(32,000)	(39,037)	(71,037)
	5,500,000	USD	5,500,000	Fixed 3.8025%	3 Month LIBOR	Jun 2024	(348,146)	96,079	(252,067)
	19,800,000	USD	19,800,000	Fixed 3.8025%	3 Month LIBOR	Jun 2024	(922,000)	14,558	(907,442)
	9,450,000	USD	9,450,000	Fixed 3.8025%	3 Month LIBOR	Jun 2024	(519,970)	86,873	(433,097)
	36,300,000	USD	36,300,000	3 Month LIBOR	Fixed 3.8025%	Jun 2024	—	1,663,644	1,663,644
	12,500,000	USD	12,500,000	3 Month LIBOR	Fixed 3.2500%	Oct 2024	—	243,355	243,355
	4,000,000	EUR	5,123,200	Fixed 2.2740%	6 Month EURIBOR	Nov 2024	(602,773)	(49,547)	(652,320)
	4,000,000	EUR	5,427,799	6 Month EURIBOR	Fixed 2.2740%	Nov 2024	—	652,255	652,255
	240,000,000	JPY	2,349,141	Fixed 0.9260%	6 Month LIBOR	Nov 2024	—	(69,996)	(69,996)
	240,000,000	JPY	2,262,124	6 Month LIBOR	Fixed 0.9260%	Nov 2024	68,428	10,447	78,875
	3,100,000	USD	3,100,000	Fixed 3.2450%	3 Month LIBOR	Nov 2024	—	(292,109)	(292,109)
	3,100,000	USD	3,100,000	3 Month LIBOR	Fixed 3.2450%	Nov 2024	279,693	62,699	342,392
	12,000,000	AUD	9,584,971	Fixed 2.7490%	6 Month LIBOR	Mar 2025	340,983	(129,743)	211,240
	12,000,000	AUD	9,329,403	BBSW	Fixed 2.7490%	Mar 2025	—	(211,722)	(211,722)
	5,880,000	GBP	8,924,371	6 Month LIBOR	Fixed 1.6320%	Mar 2025	(100,332)	(97,865)	(198,197)
	5,880,000	GBP	8,787,661	Fixed 1.6320%	6 Month LIBOR	Mar 2025	—	198,330	198,330
	9,390,000	USD	9,390,000	3 Month LIBOR	Fixed 2.5900%	Apr 2025	—	(107,313)	(107,313)
	3,790,000	AUD	3,027,253	Fixed 3.1850%	6 Month LIBOR	May 2025	(1,767)	(38,867)	(40,634)
	3,790,000	AUD	2,991,436	BBSW	Fixed 3.1850%	May 2025	—	40,634	40,634
	2,800,000	GBP	4,259,358	Fixed 2.7550%	6 Month LIBOR	Jul 2026	—	(387,667)	(387,667)
	1,200,000	GBP	2,056,319	6 Month LIBOR	Fixed 2.7550%	Jul 2026	(4,591)	170,319	165,728
	800,000	EUR	1,104,640	Fixed 2.9180%	6 Month EURIBOR	Jul 2027	13,753	(159,758)	(146,005)
	8,000,000	EUR	10,818,003	Fixed 2.9180%	6 Month EURIBOR	Jul 2027	125,759	(1,585,809)	(1,460,050)
	8,800,000	EUR	11,546,920	6 Month EURIBOR	Fixed 2.9180%	Jul 2027	—	1,606,055	1,606,055
	400,000	EUR	540,900	Fixed 3.3210%	6 Month EURIBOR	Sep 2027	(9,466)	(79,546)	(89,012)
	400,000	EUR	527,020	6 Month EURIBOR	Fixed 3.3210%	Sep 2027	—	89,011	89,011
	3,750,000	GBP	5,767,456	Fixed 2.1825%	6 Month LIBOR	May 2030	—	(79,582)	(79,582)
	1,250,000	GBP	1,901,499	Fixed 3.1400%	6 Month LIBOR	Jul 2033	—	(318,810)	(318,810)
	600,000	EUR	791,700	Fixed 2.9240%	6 Month EURIBOR	Nov 2035	(158,340)	(41,778)	(200,118)
	4,120,000	EUR	5,335,191	Fixed 2.9240%	6 Month EURIBOR	Nov 2035	(890,925)	(483,221)	(1,374,146)
	4,720,000	EUR	6,382,622	6 Month EURIBOR	Fixed 2.9240%	Nov 2035	—	1,574,264	1,574,264

34

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	2,250,000	EUR	2,913,636	Fixed 2.4440%	6 Month EURIBOR	Jun 2036	(205,897)	(303,950)	(509,847)
	2,250,000	EUR	3,059,663	6 Month EURIBOR	Fixed 2.4440%	Jun 2036	—	509,847	509,847
	275,000	GBP	425,026	6 Month LIBOR	Fixed 3.3010%	Jul 2043	99,998	8,583	108,581
	1,750,000	GBP	2,662,099	Fixed 3.3010%	6 Month LIBOR	Jul 2043	—	(691,007)	(691,007)
	3,500,000	EUR	4,592,525	Fixed 2.4600%	6 Month EURIBOR	Jul 2043	—	(1,197,591)	(1,197,591)
	690,000	EUR	908,833	6 Month EURIBOR	Fixed 2.4600%	Jul 2043	143,010	93,060	236,070
	2,810,000	EUR	3,173,897	6 Month EURIBOR	Fixed 2.4600%	Jul 2043	1,035,004	(73,945)	961,059
	280,000	EUR	368,914	Fixed 2.7850%	6 Month EURIBOR	Sep 2043	—	(120,625)	(120,625)
	280,000	EUR	316,260	6 Month EURIBOR	Fixed 2.7850%	Sep 2043	130,758	(10,133)	120,625
	330,000	GBP	550,605	Fixed 3.2997%	6 Month LIBOR	Feb 2044	—	(130,927)	(130,927)
	50,000	EUR	68,793	Fixed 2.5762%	6 Month EURIBOR	Feb 2044	—	(18,189)	(18,189)
	50,000	EUR	56,475	6 Month EURIBOR	Fixed 2.5762%	Feb 2044	20,480	(2,291)	18,189
	9,900,000	GBP	16,682,985	Fixed 3.4375%	6 Month LIBOR	May 2044	—	(1,121,869)	(1,121,869)
	2,500,000	GBP	4,143,498	6 Month LIBOR	Fixed 3.4375%	May 2044	114,361	168,939	283,300
	7,400,000	GBP	11,599,873	6 Month LIBOR	Fixed 3.4375%	May 2044	400,216	438,353	838,569
	3,400,000	GBP	5,694,999	Fixed 3.4860%	6 Month LIBOR	Jun 2044	—	(400,854)	(400,854)
	3,400,000	GBP	5,329,672	6 Month LIBOR	Fixed 3.4860%	Jun 2044	198,284	202,570	400,854
	10,300,000	USD	10,300,000	Fixed 3.8725%	3 Month LIBOR	Jun 2044	—	(843,256)	(843,256)
	1,420,000	USD	1,420,000	3 Month LIBOR	Fixed 3.8725%	Jun 2044	38,000	78,255	116,255
	3,600,000	USD	3,600,000	3 Month LIBOR	Fixed 3.8725%	Jun 2044	452,810	(158,080)	294,730
	5,280,000	USD	5,280,000	3 Month LIBOR	Fixed 3.8725%	Jun 2044	553,460	(121,189)	432,271
	14,900,000	USD	14,900,000	Fixed 3.5380%	3 Month LIBOR	Sep 2044	—	(518,881)	(518,881)
	6,890,000	USD	6,890,000	3 Month LIBOR	Fixed 3.5380%	Sep 2044	450,000	(210,061)	239,939
	3,110,000	USD	3,110,000	Fixed 3.46625%	3 Month LIBOR	Oct 2044	—	(142,068)	(142,068)
	5,140,000	USD	5,140,000	Fixed 3.3700%	3 Month LIBOR	Nov 2044	—	(131,750)	(131,750)
	1,560,000	EUR	1,634,802	Fixed 1.6820%	6 Month EURIBOR	Jan 2045	(108,987)	73,900	(35,087)
	1,560,000	EUR	1,807,807	6 Month EURIBOR	Fixed 1.6820%	Jan 2045	—	35,087	35,087
	2,630,000	EUR	2,756,109	Fixed 1.5750%	6 Month EURIBOR	Feb 2045	(134,138)	125,015	(9,123)
	2,630,000	EUR	2,978,476	6 Month EURIBOR	Fixed 1.5750%	Feb 2045	—	9,123	9,123
	2,940,000	USD	2,940,000	Fixed 2.8050%	3 Month LIBOR	Mar 2045	—	14,490	14,490
	1,110,000	EUR	1,163,225	Fixed 1.0557%	6 Month EURIBOR	Mar 2045	—	70,297	70,297
	1,130,000	USD	1,130,000	Fixed 2.8075%	3 Month LIBOR	Mar 2045	—	13,395	13,395
	5,930,000	USD	5,930,000	Fixed 2.6560%	3 Month LIBOR	Apr 2045	—	147,993	147,993
	1,220,000	USD	1,220,000	Fixed 2.9875%	3 Month LIBOR	May 2045	—	(4,852)	(4,852)
	1,610,000	USD	1,610,000	Fixed 3.0815%	3 Month LIBOR	May 2045	—	(16,313)	(16,313)
	3,770,000	USD	3,770,000	Fixed 3.0220%	3 Month LIBOR	May 2045	—	(26,153)	(26,153)
	2,500,000	GBP	3,802,999	Fixed 3.56125%	6 Month LIBOR	Jul 2045	—	(1,214,198)	(1,214,198)
	2,500,000	GBP	3,877,749	6 Month LIBOR	Fixed 3.56125%	Jul 2045	(77,555)	1,291,753	1,214,198
	3,800,000	EUR	4,986,170	Fixed 2.80%	6 Month EURIBOR	Jul 2047	—	(1,486,198)	(1,486,198)
	3,800,000	EUR	5,138,552	6 Month EURIBOR	Fixed 2.8000%	Jul 2047	(232,587)	1,718,785	1,486,198
	330,000	EUR	434,792	Fixed 3.115%	6 Month EURIBOR	Sep 2047	—	(157,038)	(157,038)
	330,000	EUR	455,664	6 Month EURIBOR	Fixed 3.1150%	Sep 2047	7,650	149,388	157,038
	3,030,000	EUR	4,097,319	Fixed 2.9080%	6 Month EURIBOR	Nov 2055	—	(1,711,199)	(1,711,199)
	600,000	EUR	791,700	6 Month EURIBOR	Fixed 2.9080%	Nov 2055	242,788	96,063	338,851
	2,430,000	EUR	3,146,727	6 Month EURIBOR	Fixed 2.9080%	Nov 2055	709,632	662,716	1,372,348
	1,200,000	EUR	1,631,821	Fixed 2.4350%	6 Month EURIBOR	Jun 2056	—	(463,936)	(463,936)
	1,200,000	EUR	1,553,939	6 Month EURIBOR	Fixed 2.4350%	Jun 2056	121,725	342,211	463,936
			$2,341,838,231				$47,765	($1,577,189)	($1,529,424)

35

The following are abbreviation for the table above:
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
STIBOR	SEK Stockholm Inter-bank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended May 31, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. During the year ended May 31, 2015, the fund held credit default swap contracts with total U.S. dollar notional amounts ranging from $35.5 million to $98.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2015, as a Buyer of protection.

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay)/ received fixed rate		Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.HY.23 5YR	5,440,000	USD	$5,440,000	(5.000%	)	Dec 2019	($276,404)	($221,787)	($498,191)
	CDX.NA.HY.23 5YR	5,400,000	USD	5,400,000	(5.000%	)	Dec 2019	(406,002)	(98,618)	(504,620)
	CDX.NA.HY.24 5YR	5,400,000	USD	5,400,000	(5.000%	)	Jun 2020	(373,815)	(64,585)	(438,400)
	CDX.NA.IG.21 5YR	830,000	USD	830,000	(1.000%	)	Dec 2018	(5,249)	(11,616)	(16,865)
	CDX.NA.IG.21 5YR	10,400,000	USD	10,400,000	(1.000%	)	Dec 2018	(103,212)	(108,107)	(211,319)
	CDX.NA.IG.22 5YR	10,400,000	USD	10,400,000	(1.000%	)	Jun 2019	(115,193)	(89,217)	(204,410)
	CDX.NA.IG.22 5YR	10,700,000	USD	10,700,000	(1.000%	)	Jun 2019	(140,661)	(69,645)	(210,306)
	CDX.NA.IG.23 5YR	10,700,000	USD	10,700,000	(1.000%	)	Dec 2019	(155,938)	(37,559)	(193,497)
	CDX.NA.IG.23 5YR	10,400,000	USD	10,400,000	(1.000%	)	Dec 2019	(153,160)	(34,912)	(188,072)
	CDX.NA.IG.24 5YR	10,400,000	USD	10,400,000	(1.000%	)	Jun 2020	(192,532)	(9,664)	(202,196)
	iTraxx Europe Main Series 21 5Y	7,675,000	EUR	9,704,650	(1.000%	)	Jun 2019	(167,590)	(10,951)	(178,541)
	iTraxx Europe Main Series 22 5Y	7,675,000	EUR	8,719,183	(1.000%	)	Dec 2019	(173,115)	3,640	(169,475)
				$98,493,833				($2,262,871)	($753,021)	($3,015,892)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended May 31, 2015 to take a long position in the exposure of the benchmark credit. During year ended May 31, 2015, the fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $25.0 million to $90.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of May 31, 2015 where the fund acted as a Seller of protection.

36

Counterparty	Reference obligation	Implied credit spread and/or credit rating at 5-31-15	Notional amount	Currency	USD notional amount	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.HY.23 5YR	3.21%	5,400,000	USD	$5,400,000	5.000%	Dec 2019	$316,009	$178,519	$494,528
	CDX.NA.HY.23 5YR	3.21%	5,440,000	USD	5,440,000	5.000%	Dec 2019	340,400	157,791	498,191
	CDX.NA.HY.24 5YR	3.34%	5,400,000	USD	5,400,000	5.000%	Jun 2020	363,954	74,446	438,400
	CDX.NA.IG.21 5YR	0.46%	830,000	USD	830,000	1.000%	Dec 2018	7,112	9,753	16,865
	CDX.NA.IG.21 5YR	0.46%	10,400,000	USD	10,400,000	1.000%	Dec 2018	133,649	77,670	211,319
	CDX.NA.IG.22 5YR	0.53%	10,700,000	USD	10,700,000	1.000%	Jun 2019	174,958	35,348	210,306
	CDX.NA.IG.22 5YR	0.53%	10,400,000	USD	10,400,000	1.000%	Jun 2019	171,718	32,692	204,410
	CDX.NA.IG.23 5YR	0.61%	10,700,000	USD	10,700,000	1.000%	Dec 2019	144,033	49,464	193,497
	CDX.NA.IG.23 5YR	0.61%	10,400,000	USD	10,400,000	1.000%	Dec 2019	176,804	11,268	188,072
	iTraxx Europe Main Series 21 5Y	0.12%	7,675,000	EUR	10,604,168	1.000%	Jun 2019	140,639	37,902	178,541
	iTraxx Europe Main Series 22 5Y	0.50%	7,675,000	EUR	9,704,650	1.000%	Dec 2019	150,240	19,235	169,475
					$89,978,818			$2,119,516	$684,088	$2,803,604

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the year ended May 31, 2015 to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. During the year ended May 31, 2015, the fund held inflation swap contracts with total U.S. dollar notional values ranging from $70.7 million to $130.8 million, as measured at each quarter end. The following table summarizes the inflation swap contracts held as of May 31, 2015.

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley	22,000,000	USD	$22,000,000	Fixed 2.1920%	USD - Non-Revised CPI	Nov 2024	($789,366)
Morgan Stanley	22,000,000	USD	22,000,000	USD - Non-Revised CPI	Fixed1.8525%	Dec 2024	445,591
Morgan Stanley	11,300,000	GBP	17,746,647	GBP - Non-revised RPI	Fixed 3.1710%	Jan 2025	470,983
Morgan Stanley	11,300,000	GBP	17,746,647	Fixed 2.9300%	GBP - Non-revised RPI	Feb 2025	(336,178)
Morgan Stanley	2,260,000	USD	2,260,000	Fixed 2.2450%	USD - Non-Revised CPI	Mar 2025	(64,847)
Morgan Stanley	2,260,000	USD	2,260,000	USD - Non-Revised CPI	Fixed 1.8050%	Apr 2025	13,088
Morgan Stanley	5,590,000	GBP	8,597,355	GBP - Non-revised RPI	Fixed 3.2900%	May 2025	(11,698)
			$92,610,649				($272,427)

The following are abbreviations for the table above:
CPI	Consumer Price Index
RPI	Retail Price Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial Instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate contracts	Investments, at value*	Purchased options	$208,100	—
Interest rate contracts	Swap contracts, at value	Interest rate swaps^	28,278,678	($29,808,102)
Interest rate contracts	Swap contracts, at value	Inflation swaps^	929,662	(1,202,089)

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Risk	Statement of assets and liabilities location	Financial Instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate contracts	Written options, at value	Written options	—	(344,804)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	442,698	(973,322)
Interest rate contracts	Receivable/payable for futures	Futures†	—	(1,004)
Credit contracts	Swap contracts, at value	Credit default swaps^	2,803,604	(3,015,892)
Total			$32,662,742	($35,345,213)

* Purchased options are included in the fund's investment.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Receivable/Payable for exchange cleared swaps, which represents margin, and swap contracts at value, which represents appreciation/depreciation on OTC swaps, are shown separately on Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions at May 31, 2015:

	Asset	Liability
Purchase options	$208,100	—
Written options	—	($344,804)
Foreign forward currency contracts	442,698	(973,322)
Interest rate swaps	46,349	—
Inflation swaps	929,662	(1,202,089)
Totals	$1,626,809	($2,520,215)

Counterparty	Total market value of OTC derivatives	Collateral received by fund	Collateral pledge by fund	Net exposure
Bank National Paris	($74,138)	—	—	($74,138)
Barclays Capital	(6,428)	—	—	(6,428)
BNP Paribas SA	(56,969)	—	—	(56,969)
Citibank N.A. London	59,800	—	—	59,800
Deutsche Bank AG	(66,885)	—	—	(66,885)
Goldman Sachs	71,688	—	—	71,688
HSBC Bank PLC	93,208	$39,559	—	53,649
Merrill Lynch	(483,520)	—	$742,489	258,969
Morgan Stanley	(409,131)	—	319,996	(89,135)
Royal Bank of Scotland PLC	(108,178)	—	—	(108,178)
UBS AG London	720			720
UBS Warburg	86,427			86,427
Totals	($893,406)	$39,559	$1,062,485	$129,520

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

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Risk	Statement of operations location	Investments (purchased options)	Written options	Futures contracts	Swap contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	($1,117,363)	$518,692	($130,115)	($1,264,458)	—	($1,993,244)
Foreign exchange contracts	Net realized gain (loss)	31,787	(37,961)	—	—	$6,898,501	6,892,327
Equity contracts	Net realized gain (loss)	—	—	—	—	—	—
Credit contracts	Net realized gain (loss)	—	—	—	22,425	—	22,425
Total		($1,085,576)	$480,731	($130,115)	($1,242,033)	$6,898,501	$4,921,508

* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments (purchased options)	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Credit contracts	Change in unrealized appreciation (depreciation)	—	—	—	$29,604	—	$29,604
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	—	—	—	—	($664,175)	(664,175)
Interest rate contracts	Change in unrealized appreciation (depreciation)	$87,590	$71,311	($57,242)	(2,944,862)	—	(2,843,203)
Total		$87,590	$71,311	($57,242)	($2,915,258)	($664,175)	($3,477,774)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million,0.830% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, 2.25%, and 1.19% for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or expense reimbursements will expire on September 30, 2015 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to September 30, 2014, the Advisor contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.10% for Class R6 shares.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on September 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund, in order to limit the fund's expenses, excluding Rule 12b-1 fees, service fees, transfer agent fees, state registration fees, printing and postage, taxes, brokerage commissions, advisory fees, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, to 0.25% of the fund's average daily net assets, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Advisor upon notice to the fund.

For the year ended May 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$21,127	Class R6	$18,917
Class C	15,892	Class NAV	16,571
Class I	22,565	Total	$95,072

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.76% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% and 1.00% for Class A and Class C shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,735 for the year ended May 31, 2015. Of this amount, $828 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,907 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

40

connection with the sale of these shares. During the year ended May 31, 2015, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$3,693	$1,539	$19,352	$1,291
Class C	1,579	196	15,843	97
Class I	—	2,785	19,474	1,734
Class R6	—	17	18,633	250
Total	$5,272	$4,537	$73,302	$3,372

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	78,947	$792,336	262,569	$2,644,441
Distributions reinvested	1,785	17,222	—	—
Repurchased	(181,119)	(1,813,666)	(87,793)	(883,016)
Net increase (decrease)	(100,387)	($1,004,108)	174,776	$1,761,425
Class C shares[2]
Sold	27,086	$269,344	—	—
Distributions reinvested	60	582	—	—
Repurchased	(2,450)	(24,276)	—	—
Net increase	24,696	$245,650	—	—
Class I shares
Sold	245,794	$2,470,900	460,400	$4,669,119
Distributions reinvested	2,395	23,183	—	—
Repurchased	(637,145)	(6,380,800)	(48,018)	(482,923)
Net increase (decrease)	(388,956)	($3,886,717)	412,382	$4,186,196
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000

41

		Year ended 5-31-15		Year ended 5-31-14[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	—	—	10,144,521	$101,449,036
Distributions reinvested	267,912	2,593,395	—	—
Repurchased	—	—	(247,199)	(2,462,284)
Net increase	267,912	$2,593,395	9,897,322	$98,986,752
Total net increase (decrease)	(196,735)	($2,051,780)	10,494,480	$105,034,373

1 Period from 7-16-13 (commencement of operations) to 5-31-14.

2 The inception date for Class C shares is 6-27-14.

Affiliates of the fund owned 13%, 40%, 43%,100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV shares, respectively, on May 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $29,803,865 and $36,365,912, respectively, for the year ended May 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2015, funds within the John Hancock group of funds complex held 98.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Variable Insurance Trust (JHVIT)
JHVIT Lifestyle Growth MVP	38.0%
JHVIT Lifestyle Balanced MVP	35.4%
JHVIT Lifestyle Moderate MVP	13.8%
JHVIT Lifestyle Conservative MVP	11.5%

42

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Conservative Absolute Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Conservative Absolute Return Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

43

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

44

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1986	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

45

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

47

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

48

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

49

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235803	427A 5/15 7/15

John Hancock

Global Short Duration Credit Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
21	Financial statements
24	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Trustees and Officers
39	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class NAV shares
Barclays Global High Yield Corporate 1–5 Year Index
Morningstar world bond fund category average
1.99
0.19
–1.16
–4.57
–3.64
1 year
Since Inception
(10/21/13)

The Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global high-yield markets were volatile

The global high-yield markets experienced above-average volatility and finished the period with a negative total return.

Fund outperformed its benchmark

The largest positive factors in performance were the fund's yield curve positioning and its allocation to the financials sector.

Pressure from commodities

Certain positions in commodity-related issues detracted from fund performance.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Illiquid securities may be difficult to sell at a price approximating their value. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risks. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

The global high-yield markets experienced above-average volatility and finished with a negative total return during the 12-month period ended May 31, 2015. From the beginning of the period through mid-December, high-yield bonds suffered a general downtrend in prices due largely to the extreme weakness in the price of oil. Energy companies represent a relatively large percentage of the issuers in the global high-yield market, so falling oil prices prompted many investors to sell their positions in energy-related high-yield debt. Other commodities such as coal, iron ore and copper also declined in value during this interval.

As the downturn in commodity prices accelerated through the second half of 2014, the weakness spilled over to the rest of the market as investors withdrew cash from high-yield mutual funds and exchange-traded funds. The sell-off reached a crescendo in the illiquid holiday market conditions of mid-December, but the market subsequently rebounded due to a stabilization in commodity prices and growing confidence that the U.S. Federal Reserve (Fed) will raise interest rates in a gradual fashion. Despite this late rally, the fund's benchmark—the Barclays Global High Yield Corporate 1-5 Year Index—finished the 12-month period in the red.

How did the fund perform in this environment?

The fund outpaced its benchmark during the reporting period. The largest positive factors in performance were the fund's

QUALITY COMPOSITION AS OF 5/31/15 (%)

4

yield curve positioning and its allocation to the financials sector. One of the key detractors from performance was the fund's positions in certain commodity-related issues that performed poorly in late 2014.

What changes did you make to the fund?

We sought to reduce risk by trimming the fund's weighting in lower-quality debt (issues rated CCC and lower) and identifying opportunities in higher-quality bonds with a more favorable trade-off of risk and return potential. We also reduced the fund's position in the commodity-related sectors, where we saw an unattractive risk-return profile due to the potential for additional volatility in commodity prices.

How was the fund positioned at period end?

Individual security selection and risk management remain our primary areas of focus. In addition, we continue to manage the fund with a duration, or interest-rate sensitivity, below that of the broader high-yield market. As of May 31, the fund's duration stood at 2.8 years, compared with 4.2 years for the benchmark.

MANAGED BY

John F. Addeo, CFA On the fund since inception Investing since 1984
Daniel S. Janis III On the fund since inception Investing since 1984
Dennis F. McCafferty, CFA On the fund since inception Investing since 1995

SECTOR COMPOSITION AS OF 5/31/15 (%)

The views expressed in this report are exclusively those of John F. Addeo, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class NAV	-1.16	1.99	3.24
Index 1†	-4.57	0.19	0.31
Index 2†	-1.69	3.08	5.01

Performance figures assume all distributions have been reinvested.

The expense ratio of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), is set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratio is as follows:

Class NAV
Gross/Net (%)	0.97%

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays Global High Yield Corporate 1-5 Year Index; Index 2 is the Barclays Global High Yield Index.

See the following page for footnotes.

6

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Global Short Duration Credit Fund for Class NAV shares for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and Emerging Markets high yield corporate bonds with maturities in the one to five year range.

The Barclays Global High Yield Index is an unmanaged index composed of U.S., European and Emerging Markets high yield bonds with at least one year until final maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower values.

Footnotes related to performance pages

1	From 10-21-13.

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class NAV	$1,000.00	$1,003.90	$3.80	0.76%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class NAV	$1,000.00	$1,021.10	$3.83	0.76%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio (defined above) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

9

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 84.3%					$324,004,096
(Cost $332,433,370)
Argentina 0.4%					1,737,125
Arcos Dorados Holdings, Inc. (S)	10.250	07-13-16	BRL	6,000,000	1,737,125
Australia 0.8%					3,240,125
FMG Resources August 2006 Pty, Ltd.	6.875	04-01-22		1,000,000	766,250
FMG Resources August 2006 Pty, Ltd.	8.250	11-01-19		2,700,000	2,473,875
Austria 0.4%					1,353,125
Sappi Papier Holding GmbH (S)	7.750	07-15-17		1,250,000	1,353,125
Barbados 0.1%					433,500
Columbus International, Inc. (S)	7.375	03-30-21		400,000	433,500
Brazil 2.1%					7,985,572
Banco BTG Pactual SA (S)	5.750	09-28-22		1,040,000	969,800
Banco Santander Brasil SA (S)	8.000	03-18-16	BRL	1,000,000	298,151
Braskem Finance, Ltd.	6.450	02-03-24		2,015,000	2,045,628
Cia Brasileira de Aluminio (S)	4.750	06-17-24		750,000	732,188
Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12-16-20		1,000,000	995,500
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	558,952
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-22		930,100	840,531
Rio Oil Finance Trust Series 2014-1 (S)	6.250	07-06-24		500,000	498,544
TAM Capital, Inc.	7.375	04-25-17		500,000	527,628
Vale Overseas, Ltd.	4.625	09-15-20		500,000	518,650
Canada 1.8%					6,878,084
Air Canada (S)	8.750	04-01-20		1,000,000	1,103,125
CHC Helicopter SA	9.250	10-15-20		936,000	793,260
Mercer International, Inc.	7.000	12-01-19		2,250,000	2,373,750
Norbord, Inc. (S)	6.250	04-15-23		805,000	817,836
Seven Generations Energy, Ltd. (S)	6.750	05-01-23		600,000	604,500
Teine Energy, Ltd. (S)	6.875	09-30-22		565,000	555,113
Tembec Industries, Inc. (S)	9.000	12-15-19		650,000	630,500
Cayman Islands 0.7%					2,836,762
Agromercantil Senior Trust (S)	6.250	04-10-19		875,000	910,000
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04-15-21		1,000,000	1,006,000
Champion MTN, Ltd.	3.750	01-17-23		400,000	384,512
Comcel Trust (S)	6.875	02-06-24		500,000	536,250
Chile 0.2%					756,563
Empresa Electrica Angamos SA (S)	4.875	05-25-29		750,000	756,563

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
China 8.0%					$30,645,438
Agile Property Holdings, Ltd.	8.375	02-18-19		2,700,000	2,694,986
Agile Property Holdings, Ltd.	8.875	04-28-17		800,000	809,000
Central China Real Estate, Ltd.	6.500	06-04-18		800,000	786,431
Chalieco Hong Kong Corp., Ltd. (6.875% to 2-28-17, then 3 Year CMT + 11.152%) (Q)	6.875	02-28-17		2,500,000	2,568,750
China SCE Property Holdings, Ltd.	11.500	11-14-17		3,000,000	3,082,500
China Shanshui Cement Group, Ltd.	7.500	03-10-20		400,000	387,000
China Shanshui Cement Group, Ltd.	8.500	05-25-16		1,200,000	1,213,500
Country Garden Holdings Company, Ltd.	7.250	04-04-21		1,000,000	1,011,300
Country Garden Holdings Company, Ltd.	7.875	05-27-19		2,500,000	2,631,250
Geely Automobile Holdings, Ltd. (S)	5.250	10-06-19		2,000,000	2,070,000
Greenland Hong Kong Holdings, Ltd.	4.750	10-18-16		1,000,000	1,015,000
KWG Property Holding, Ltd.	8.975	01-14-19		2,400,000	2,463,000
Longfor Properties Company, Ltd.	6.875	10-18-19		3,500,000	3,640,000
Maoye International Holdings, Ltd.	7.750	05-19-17		800,000	790,000
Parkson Retail Group, Ltd.	4.500	05-03-18		4,200,000	3,979,508
West China Cement, Ltd.	6.500	09-11-19		1,500,000	1,503,213
Colombia 1.2%					4,780,450
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23		3,290,000	2,648,450
Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22		2,000,000	2,132,000
Greece 0.6%					2,344,875
Navios Maritime Holdings, Inc.	8.125	02-15-19		2,775,000	2,344,875
Guatemala 0.7%					2,606,419
Cementos Progreso Trust (S)	7.125	11-06-23		2,405,000	2,606,419
Hong Kong 5.8%					22,480,790
China Oil & Gas Group, Ltd.	5.000	05-07-20		1,300,000	1,305,590
China Oil & Gas Group, Ltd.	5.250	04-25-18		1,500,000	1,533,918
FPT Finance, Ltd.	6.375	09-28-20		1,300,000	1,439,750
Franshion Brilliant, Ltd.	5.750	03-19-19		1,000,000	1,067,500
Franshion Investment, Ltd.	4.700	10-26-17		1,800,000	1,867,500
Gemdale Asia Investment, Ltd.	6.500	03-04-17	CNY	5,000,000	807,244
Gemdale International Investment, Ltd.	7.125	11-16-17		2,200,000	2,271,500
Hero Asia Investment, Ltd. (5.250% to 12-7-15, then 3 Year CMT + 9.912%) (Q)	5.250	12-07-15		1,000,000	1,008,934
MCE Finance, Ltd.	5.000	02-15-21		1,355,000	1,305,881
Shimao Property Holdings, Ltd.	6.625	01-14-20		2,300,000	2,323,000
Texhong Textile Group, Ltd.	7.625	01-19-16		2,300,000	2,346,000
Yancoal International Resources Development Company, Ltd.	4.461	05-16-17		1,200,000	1,185,460
Yancoal International Trading Company, Ltd. (7.200% to 5-22-16, then 2 Year CMT + 11.820%) (Q)	7.200	05-22-16		2,000,000	2,020,000
Yanlord Land HK Company, Ltd	5.375	05-23-16	CNY	5,000,000	795,513
Zoomlion HK SPV Company, Ltd.	6.875	04-05-17		1,200,000	1,203,000

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^		Value
India 2.0%					$7,509,164
ICICI Bank, Ltd. (6.375% to 4-30-17, then 6 month LIBOR + 2.280%)	6.375	04-30-22		1,600,000	1,654,464
JSW Steel, Ltd.	4.750	11-12-19		2,600,000	2,509,000
Vedanta Resources PLC	6.000	01-31-19		2,700,000	2,524,500
Vedanta Resources PLC	6.750	06-07-16		800,000	821,200
Indonesia 1.0%					3,799,398
MPM Global Pte, Ltd.	6.750	09-19-19		2,500,000	2,448,273
Pelabuhan Indonesia III PT (S)	4.875	10-01-24		450,000	457,875
Star Energy Geothermal Wayang Windu, Ltd.	6.125	03-27-20		900,000	893,250
Ireland 1.0%					3,784,423
AerCap Ireland Capital, Ltd. (S)	4.500	05-15-21		1,000,000	1,040,000
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		1,200,000	1,268,798
Ardagh Packaging Finance PLC (P)(S)	3.270	12-15-19		1,500,000	1,475,625
Isle of Man 0.6%					2,183,920
AngloGold Ashanti Holdings PLC	8.500	07-30-20		2,000,000	2,183,920
Israel 0.3%					1,042,500
Israel Electric Corp., Ltd. (S)	5.000	11-12-24		1,000,000	1,042,500
Italy 0.3%					1,132,500
Telecom Italia Capital SA	7.175	06-18-19		1,000,000	1,132,500
Jamaica 0.6%					2,467,038
Digicel, Ltd. (S)	6.750	03-01-23		395,000	392,038
Digicel, Ltd. (S)	7.000	02-15-20		2,000,000	2,075,000
Kazakhstan 0.4%					1,437,453
KazMunayGas National Company (S)	4.875	05-07-25		1,565,000	1,437,453
Luxembourg 4.0%					15,193,386
Actavis Funding SCS	2.350	03-12-18		2,715,000	2,745,622
ALROSA Finance SA (S)	7.750	11-03-20		1,200,000	1,254,000
Altice Financing SA (S)	6.625	02-15-23		790,000	818,638
Altice Finco SA (S)	7.625	02-15-25		500,000	512,500
Altice SA (S)	7.750	05-15-22		1,340,000	1,353,400
ArcelorMittal	6.125	06-01-18		2,575,000	2,761,688
Intelsat Jackson Holdings SA	7.500	04-01-21		500,000	507,500
Intelsat Luxembourg SA	8.125	06-01-23		1,700,000	1,513,000
Mallinckrodt International Finance SA (S)	4.875	04-15-20		900,000	921,375
Mallinckrodt International Finance SA (S)	5.750	08-01-22		1,470,000	1,539,825
Telecom Italia Capital SA	6.000	09-30-34		785,000	781,075
Wind Acquisition Finance SA (S)	7.375	04-23-21		465,000	484,763
Mexico 3.8%					14,558,122
America Movil SAB de CV	6.000	06-09-19	MXN	19,000,000	1,235,335

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Mexico (continued)
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	$833,832
Cemex SAB de CV (S)	6.500	12-10-19		1,500,000	1,601,400
Credito Real SAB de CV (S)	7.500	03-13-19		1,650,000	1,752,300
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		1,000,000	1,080,000
Office Depot de Mexico SA de CV (S)	6.875	09-20-20		3,635,000	3,925,800
Petroleos Mexicanos	5.500	01-21-21		820,000	897,170
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		1,500,000	1,597,500
Tenedora Nemak SA de CV (S)	5.500	02-28-23		1,550,000	1,634,785
Netherlands 4.7%					18,167,456
Bharti Airtel International Netherlands BV	5.125	03-11-23		800,000	863,263
ICTSI Treasury BV	4.625	01-16-23		500,000	501,900
Indo Energy Finance II BV	6.375	01-24-23		4,000,000	2,700,000
Indosat Palapa Company BV	7.375	07-29-20		2,500,000	2,593,750
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20		1,810,000	1,815,656
Listrindo Capital BV	6.950	02-21-19		3,300,000	3,456,750
Lukoil International Finance BV (S)	4.563	04-24-23		1,300,000	1,178,125
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19		2,000,000	1,890,000
Schaeffler Finance BV (S)	3.250	05-15-19	EUR	1,000,000	1,123,012
Schaeffler Finance BV (S)	4.750	05-15-21		2,000,000	2,045,000
Paraguay 0.1%					540,000
Banco Regional S.A.E.C.A. (S)	8.125	01-24-19		500,000	540,000
Peru 0.3%					1,068,750
Inkia Energy, Ltd. (S)	8.375	04-04-21		1,000,000	1,068,750
Russia 0.6%					2,388,490
EuroChem Mineral & Chemical Company OJSC (S)	5.125	12-12-17		1,450,000	1,428,250
Severstal OAO (S)	5.900	10-17-22		1,000,000	960,240
Singapore 3.5%					13,354,020
ABJA Investment Company Pte, Ltd.	4.850	01-31-20		1,000,000	1,025,100
Alam Synergy Pte, Ltd.	9.000	01-29-19		3,400,000	3,548,750
Pratama Agung Pte, Ltd.	6.250	02-24-20		300,000	293,226
TBG Global Pte, Ltd.	4.625	04-03-18		2,400,000	2,412,000
Theta Capital Pte, Ltd.	6.125	11-14-20		2,290,000	2,318,346
Theta Capital Pte, Ltd.	7.000	05-16-19		800,000	830,598
Yanlord Land Group, Ltd.	10.625	03-29-18		2,800,000	2,926,000
Spain 0.3%					1,107,500
BBVA Bancomer SA (S)	6.500	03-10-21		1,000,000	1,107,500
United Arab Emirates 0.1%					438,120
Dubai Electricity & Water Authority (S)	7.375	10-21-20		360,000	438,120

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom 2.4%					$9,223,800
Algeco Scotsman Global Finance PLC (S)	10.750	10-15-19		1,025,000	822,563
Fiat Chrysler Automobiles NV (S)	4.500	04-15-20		850,000	864,875
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23		750,000	753,750
HSBC Holdings PLC (5.625% to 1-17-20, then 5 Year ISDAFIX + 3.626%) (Q)	5.625	01-17-20		505,000	515,100
Inmarsat Finance PLC (S)	4.875	05-15-22		555,000	549,450
International Game Technology PLC (S)	5.625	02-15-20		1,250,000	1,225,000
International Game Technology PLC (S)	6.500	02-15-25		325,000	304,688
New Look Bondco I PLC (S)	8.750	05-14-18	GBP	750,000	1,200,749
Tullow Oil PLC (S)	6.000	11-01-20		2,000,000	1,835,000
Tullow Oil PLC (S)	6.250	04-15-22		230,000	209,875
Virgin Media Secured Finance PLC (S)	5.375	04-15-21		900,000	942,750
United States 34.8%					133,782,649
Ahern Rentals, Inc. (S)	7.375	05-15-23		1,010,000	1,012,525
Aircastle, Ltd.	5.125	03-15-21		480,000	501,000
Alliance Data Systems Corp. (S)	5.375	08-01-22		1,500,000	1,511,250
Alliance One International, Inc.	9.875	07-15-21		580,000	504,600
AMC Entertainment, Inc.	5.875	02-15-22		280,000	291,900
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	07-15-20		225,101	234,668
American Energy-Permian Basin LLC (P)(S)	6.779	08-01-19		3,500,000	2,375,607
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20		2,095,000	2,055,720
American Gilsonite Company (S)	11.500	09-01-17		1,900,000	1,667,250
AmeriGas Finance LLC	7.000	05-20-22		1,000,000	1,075,000
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18		1,815,000	1,873,988
Argos Merger Sub, Inc. (S)	7.125	03-15-23		890,000	943,400
Associated Materials LLC	9.125	11-01-17		2,140,000	1,829,700
Avaya, Inc. (S)	9.000	04-01-19		1,500,000	1,548,750
Boyd Gaming Corp.	6.875	05-15-23		1,000,000	1,017,500
Brightstar Corp. (S)	7.250	08-01-18		1,500,000	1,590,000
Building Materials Corp. of America (S)	5.375	11-15-24		1,340,000	1,350,881
Cablevision Systems Corp.	7.750	04-15-18		1,500,000	1,644,375
Cablevision Systems Corp.	8.000	04-15-20		1,000,000	1,100,000
Cablevision Systems Corp.	8.625	09-15-17		475,000	526,656
Calfrac Holdings LP (S)	7.500	12-01-20		650,000	607,750
California Resources Corp.	6.000	11-15-24		933,000	858,360
Calpine Corp. (S)	7.875	01-15-23		874,000	956,485
Cash America International, Inc.	5.750	05-15-18		1,000,000	1,017,500
CCO Holdings LLC	7.375	06-01-20		500,000	532,500
Cemex Finance LLC (S)	9.375	10-12-22		1,250,000	1,410,938
Cequel Communications Holdings I LLC (S)	6.375	09-15-20		500,000	510,000
Chaparral Energy, Inc.	7.625	11-15-22		1,440,000	1,152,000
Chesapeake Energy Corp.	5.750	03-15-23		1,385,000	1,367,688

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Cincinnati Bell, Inc.	8.375	10-15-20	1,500,000	$1,588,125
CIT Group, Inc. (S)	5.500	02-15-19	2,200,000	2,323,750
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (Q)	5.875	03-27-20	600,000	608,250
Clayton Williams Energy, Inc.	7.750	04-01-19	875,000	822,500
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	1,415,000	1,498,131
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,467,854
Community Health Systems, Inc.	6.875	02-01-22	220,000	235,125
Community Health Systems, Inc.	7.125	07-15-20	500,000	533,125
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,200,000	1,206,000
CSI Compressco LP (S)	7.250	08-15-22	935,000	888,250
DaVita HealthCare Partners, Inc.	5.750	08-15-22	1,535,000	1,632,856
Denali Borrower LLC (S)	5.625	10-15-20	570,000	604,913
DJO Finco, Inc. (S)	8.125	06-15-21	750,000	772,500
Dominion Resources, Inc.	2.500	12-01-19	1,320,000	1,334,304
Dynegy, Inc. (S)	7.375	11-01-22	755,000	804,075
Dynegy, Inc. (S)	7.625	11-01-24	325,000	348,563
Endo Finance LLC (S)	7.250	01-15-22	1,750,000	1,859,375
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20	950,000	869,250
Enova International, Inc.	9.750	06-01-21	625,000	603,125
EP Energy LLC	7.750	09-01-22	2,000,000	2,100,000
Evolution Escrow Issuer LLC (S)	7.500	03-15-22	1,005,000	1,002,488
Family Tree Escrow LLC (S)	5.250	03-01-20	420,000	442,050
Family Tree Escrow LLC (S)	5.750	03-01-23	690,000	727,088
First Data Corp.	11.750	08-15-21	813,000	929,869
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	250,000	268,438
Glen Meadow Pass-Through Trust (6.505% to 2-15-17, then 3 month LIBOR + 2.125%) (S)	6.505	02-12-67	1,500,000	1,398,750
Global Partners LP	6.250	07-15-22	315,000	310,275
Halcon Resources Corp.	9.750	07-15-20	950,000	693,500
HCA, Inc.	5.375	02-01-25	905,000	932,150
HJ Heinz Company (S)	4.875	02-15-25	1,225,000	1,319,938
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	1,300,000	1,352,000
Huntsman International LLC (S)	5.125	11-15-22	765,000	766,913
IAC/InterActiveCorp	4.875	11-30-18	180,000	186,300
iHeartCommunications, Inc., PIK	14.000	02-01-21	444,635	342,369
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	1,500,000	1,432,500
Kinetic Concepts, Inc.	10.500	11-01-18	125,000	134,438
Kraton Polymers LLC	6.750	03-01-19	500,000	511,250
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	785,000	757,525
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	500,000	521,250
Level 3 Financing, Inc. (S)	5.625	02-01-23	975,000	1,006,688
Linn Energy LLC	6.500	09-15-21	1,460,000	1,171,650
LMI Aerospace, Inc.	7.375	07-15-19	2,950,000	2,935,250

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Mohegan Tribal Gaming Authority	9.750	09-01-21	265,000	$282,225
Nationstar Mortgage LLC	7.875	10-01-20	1,770,000	1,796,550
Navistar International Corp.	8.250	11-01-21	840,000	840,000
NewStar Financial, Inc. (S)	7.250	05-01-20	550,000	562,375
Novelis, Inc.	8.750	12-15-20	825,000	878,881
NRG Yield Operating LLC (S)	5.375	08-15-24	710,000	731,300
NWH Escrow Corp. (S)	7.500	08-01-21	575,000	543,375
Platform Specialty Products Corp. (S)	6.500	02-01-22	2,585,000	2,714,250
Post Holdings, Inc.	7.375	02-15-22	1,500,000	1,534,995
PPL Energy Supply LLC (S)	6.500	06-01-25	1,040,000	1,059,196
PVH Corp.	4.500	12-15-22	250,000	253,750
Quicken Loans, Inc. (S)	5.750	05-01-25	1,135,000	1,136,419
Radio One, Inc. (S)	7.375	04-15-22	1,025,000	1,030,125
Rain CII Carbon LLC (S)	8.000	12-01-18	790,000	774,200
Rex Energy Corp. (S)	6.250	08-01-22	320,000	262,400
Reynolds Group Issuer, Inc.	5.750	10-15-20	1,350,000	1,409,063
Reynolds Group Issuer, Inc.	9.875	08-15-19	463,000	491,359
Rialto Holdings LLC (S)	7.000	12-01-18	2,325,000	2,435,438
Rite Aid Corp. (S)	6.125	04-01-23	900,000	936,000
Rite Aid Corp.	9.250	03-15-20	680,000	745,960
Rockwood Specialties Group, Inc.	4.625	10-15-20	1,333,000	1,391,319
SandRidge Energy, Inc.	7.500	03-15-21	401,000	229,573
SandRidge Energy, Inc. (S)	8.750	06-01-20	620,000	614,575
SBA Communications Corp. (S)	4.875	07-15-22	715,000	719,076
Seventy Seven Energy, Inc.	6.500	07-15-22	380,000	238,450
Simmons Foods, Inc. (S)	7.875	10-01-21	500,000	468,750
Southern States Cooperative, Inc. (S)	10.000	08-15-21	1,900,000	1,786,000
SPL Logistics Escrow LLC (S)	8.875	08-01-20	590,000	628,350
Springleaf Finance Corp.	6.900	12-15-17	3,080,000	3,287,900
Sprint Communications, Inc.	6.000	11-15-22	500,000	478,750
Sprint Communications, Inc.	8.375	08-15-17	1,000,000	1,092,500
Sprint Communications, Inc. (S)	9.000	11-15-18	545,000	624,706
Stearns Holdings, Inc. (S)	9.375	08-15-20	1,010,000	1,010,000
Summit Midstream Holdings LLC	7.500	07-01-21	1,000,000	1,045,000
T-Mobile USA, Inc.	6.125	01-15-22	374,000	392,233
T-Mobile USA, Inc.	6.731	04-28-22	1,000,000	1,065,000
Targa Resources Partners LP (S)	5.000	01-15-18	1,000,000	1,032,500
Teekay Offshore Partners LP	6.000	07-30-19	430,000	388,075
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	1,040,000	919,100
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	1,000,000	997,500
The Goodyear Tire & Rubber Company	7.000	05-15-22	1,750,000	1,916,250
The Hertz Corp.	6.250	10-15-22	1,500,000	1,541,250

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Thompson Creek Metals Company, Inc.	7.375	06-01-18	175,000	$152,250
Tops Holding Corp.	8.875	12-15-17	1,000,000	1,047,500
Tops Holding LLC (S)	8.000	06-15-22	1,735,000	1,735,000
TransDigm, Inc.	6.500	07-15-24	980,000	999,600
Trinity Industries, Inc.	4.550	10-01-24	525,000	512,572
United Rentals North America, Inc.	4.625	07-15-23	375,000	375,000
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	650,000	663,000
Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21	750,000	778,125
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	1,060,000	1,159,640
Vector Group, Ltd.	7.750	02-15-21	1,260,000	1,354,500
Walter Investment Management Corp.	7.875	12-15-21	1,105,000	1,022,125
WellCare Health Plans, Inc.	5.750	11-15-20	545,000	573,272
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	785,000	825,231
Whiting Petroleum Corp.	5.750	03-15-21	1,000,000	1,017,500
William Lyon Homes, Inc.	5.750	04-15-19	600,000	607,500
Williams Partners LP	4.875	03-15-24	1,750,000	1,776,250
Windstream Corp.	7.500	06-01-22	2,000,000	1,825,000
ZF North America Capital, Inc. (S)	4.500	04-29-22	750,000	763,125
Uruguay 0.1%				328,950
Navios South American Logistics, Inc. (S)	7.250	05-01-22	340,000	328,950
Virgin Islands, British 0.6%				2,417,629
Poly Real Estate Finance, Ltd.	5.250	04-25-19	1,500,000	1,591,305
Wanda Properties Overseas, Ltd.	4.875	11-21-18	800,000	826,324
Capital preferred securities 0.1%				$163,781
(Cost $160,130)
United States 0.1%				163,781
Mellon Capital IV (P)(Q)	4.000	06-29-15	195,000	163,781
Convertible bonds 0.6%				$2,378,344
(Cost $2,369,341)
United States 0.6%				2,378,344
Trinity Industries, Inc.	3.875	06-01-36	1,725,000	2,378,344
Foreign government obligations 0.2%				$892,000
(Cost $875,000)
Vietnam 0.2%				892,000
Socialist Republic of Vietnam	6.750	01-29-20	800,000	892,000
Term loans (M) 10.0%				$38,562,394
(Cost $39,313,855)
Germany 0.4%				1,492,500
CD&R Millennium Holdco 6 SARL	8.250	07-31-22	1,500,000	1,492,500

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)		Maturity date	Par value^	Value
Luxembourg 0.4%					$1,566,160
Mallinckrodt International Finance SA	3.250		03-19-21	1,568,120	1,566,160
Netherlands 0.2%					959,015
Sybil Finance BV	4.750		03-20-20	456,000	458,850
Tronox Pigments BV	4.250		03-19-20	498,731	500,165
United States 9.0%					34,544,719
American Energy-Marcellus LLC	5.250		08-04-20	400,000	313,000
Asurion LLC (T)		TBD	05-24-19	1,500,000	1,505,000
B/E Aerospace, Inc.	4.000		12-16-21	1,147,125	1,157,736
BMC Software Finance, Inc.	5.000		09-10-20	603,417	592,445
Calpine Corp.	4.000		10-30-20	748,106	748,574
Capital Safety North America Holdings, Inc.	3.750		03-29-21	452,143	445,172
Capital Safety North America Holdings, Inc.	6.500		03-28-22	900,000	885,750
CareCore National LLC	5.500		03-05-21	547,236	549,972
Catalent Pharma Solutions, Inc.	4.250		05-20-21	248,125	248,952
Checkout Holding Corp.	4.500		04-09-21	387,075	348,851
Dollar Tree, Inc.	4.250		03-09-22	600,000	605,153
Doncasters US Finance LLC	4.500		04-09-20	1,603,681	1,603,681
Eastman Kodak Company	7.250		09-03-19	748,096	749,967
Gardner Denver, Inc.	4.250		07-30-20	2,503,872	2,442,214
Gates Global LLC	4.250		07-05-21	1,616,875	1,784,693
Jazz Acquisition, Inc.	4.500		06-19-21	620,455	612,699
JC Penney Company, Inc.	5.000		06-20-19	446,625	445,062
JC Penney Corp., Inc.	6.000		05-22-18	738,722	736,875
Key Safety Systems, Inc.	4.750		08-29-21	1,293,500	1,299,968
Lands' End, Inc.	4.250		04-04-21	1,386,598	1,362,333
Marina District Finance Company, Inc.	6.500		08-15-18	770,609	776,801
National Mentor Holdings, Inc.	4.250		01-31-21	398,413	399,210
nTelos, Inc.	5.750		11-09-19	984,848	910,985
Ocwen Loan Servicing LLC	5.000		02-15-18	1,561,801	1,547,159
Opal Acquisition, Inc.	5.000		11-27-20	2,157,979	2,154,511
PetSmart, Inc.	4.250		03-11-22	950,000	953,034
Post Holdings, Inc.	3.750		06-02-21	985,000	982,846
Shearer's Foods LLC	4.500		06-30-21	223,875	224,155
Smile Brands Group, Inc.	7.500		08-16-19	1,389,421	1,170,587
Surgery Center Holdings, Inc.	5.250		11-03-20	1,097,250	1,099,993
Templar Energy LLC	8.500		11-25-20	250,000	192,344
The Goodyear Tire & Rubber Company	4.750		04-30-19	833,333	837,848
The Hillman Group, Inc.	4.500		06-30-21	297,750	299,611
The Sun Products Corp.	5.500		03-23-20	487,771	477,609
Toys R Us - Delaware, Inc.	5.250		05-25-18	238,159	190,924
Toys R Us - Delaware, Inc.	9.750		04-24-20	742,060	698,649
TransDigm, Inc.	3.750		06-04-21	997,487	995,462
TWCC Holding Corp. (T)		TBD	02-13-20	1,075,000	1,074,667

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Twin River Management Group, Inc.	5.250	07-10-20	119,524	$119,188
UTEX Industries, Inc.	5.000	05-22-21	347,375	317,848
Valeant Pharmaceuticals International, Inc.	3.500	08-05-20	401,107	400,906
Walter Investment Management Corp.	4.750	12-19-20	299,242	282,285
Collateralized mortgage obligations 1.6%				$6,012,207
(Cost $6,035,630)
United States 1.6%				6,012,207
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.595	04-14-33	2,000,000	1,837,888
CGBAM Commercial Mortgage Series 2015-SMRT, Class F (P) (S)	3.912	04-10-28	500,000	484,591
Commercial Mortgage Pass Through Certificates Series 2014-TWC, Class E (P) (S)	3.430	02-13-32	1,500,000	1,501,941
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-19	1,000,000	947,336
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.931	11-05-30	241,439	241,371
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.771	11-15-29	1,000,000	999,080
			Shares	Value
Common stocks 0.0%				$142,249
(Cost $186,120)
United States 0.0%				142,249
Thompson Creek Metals Company, Inc. (I)			156,403	142,249
Preferred securities 1.6%				$6,167,998
(Cost $6,275,682)
Luxembourg 0.0%				125,000
Intelsat SA, 5.750%			4,000	125,000
United States 1.6%				6,042,998
Ally Financial, Inc., 7.000% (S)			1,977	1,996,770
American Tower Corp., 5.250%			7,100	730,235
Exelon Corp., 6.500%			26,350	1,272,969
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)			26,200	682,772
Tyson Foods, Inc., 4.750%			13,123	682,002
Weyerhaeuser Company, 6.375%			12,500	678,250

SEE NOTES TO FINANCIAL STATEMENTS19

	Par value	Value
Short-term investments 1.9%		$7,082,000
(Cost $7,082,000)
Repurchase agreement 1.9%		7,082,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $7,082,000 on 6-1-15, collateralized by $7,225,000 Federal National Mortgage Association, 1.750% due 2-12-20 (valued at $7,225,000, including interest)	7,082,000	7,082,000
Total investments (Cost $394,731,128)† 100.3%		$385,405,069
Other assets and liabilities, net (0.3%)		($1,033,330)
Total net assets 100.0%		$384,371,739

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBD	To Be Determined
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $142,579,706 or 37.1% of the fund's net assets as of 5-31-15.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $396,658,383. Net unrealized depreciation aggregated $11,253,314, of which $3,037,280 related to appreciated investment securities and $14,290,594 related to depreciated investment securities.

20SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $394,731,128)	$385,405,069
Foreign currency, at value (Cost $21,603)	21,623
Cash held at broker for futures contracts	202,500
Receivable for investments sold	9,217,295
Receivable for forward foreign currency exchange contracts	54,137
Dividends and interest receivable	5,437,092
Other receivables and prepaid expenses	2,454
Total assets	400,340,170
Liabilities
Due to custodian	934,913
Payable for investments purchased	9,743,514
Payable for forward foreign currency exchange contracts	7,132
Payable for fund shares repurchased	5,121,740
Payable for futures variation margin	44,531
Payable to affiliates
Accounting and legal services fees	12,126
Trustees' fees	374
Other liabilities and accrued expenses	104,101
Total liabilities	15,968,431
Net assets	$384,371,739
Net assets consist of
Paid-in capital	$412,625,078
Undistributed net investment income	347,763
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(19,253,853)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(9,347,249)
Net assets	$384,371,739

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($384,371,739 ÷ 40,985,191 shares)	$9.38

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENT OF OPERATIONS  For the year ended 5-31-15

Investment income
Interest	$22,309,634
Dividends	533,170
Total investment income	22,842,804
Expenses
Investment management fees	2,644,524
Accounting and legal services fees	63,617
Trustees' fees	5,309
Professional fees	82,237
Custodian fees	67,266
Registration and filing fees	36,215
Other	4,406
Total expenses	2,903,574
Less expense reductions	(27,354)
Net expenses	2,876,220
Net investment income	19,966,584
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(15,420,548)
Futures contracts	(845,956)
(16,266,504)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(11,000,521)
Futures contracts	(40,849)
(11,041,370)
Net realized and unrealized loss	(27,307,874)
Decrease in net assets from operations	($7,341,290)

22SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Period ended 5-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$19,966,584	$3,704,989
Net realized gain (loss)	(16,266,504)	246,151
Change in net unrealized appreciation (depreciation)	(11,041,370)	1,694,121
Increase (decrease) in net assets resulting from operations	(7,341,290)	5,645,261
Distributions to shareholders
From net investment income
Class NAV	(22,362,116)	(4,076,638)
From net realized gain
Class NAV	(124,297)	—
Total distributions	(22,486,413)	(4,076,638)
From fund share transactions	264,543,169	148,087,650
Net assets
Beginning of year	149,656,273	—
End of year	$384,371,739	$149,656,273
Undistributed net investment income	$347,763	$107,777

1	Period from 10-21-13 (commencement of operations) to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS23

Financial highlights

Class NAV Shares Period ended	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.09	$10.00
Net investment income[2]	0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.65)	0.13
Total from investment operations	(0.12)	0.44
Less distributions
From net investment income	(0.59)	(0.35)
From net realized gain	— [3]	—
Total distributions	(0.59)	(0.35)
Net asset value, end of period	$9.38	$10.09
Total return (%)[4]	(1.16)	4.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.97	[6]
Expenses including reductions	0.79	0.97	[6]
Net investment income	5.50	5.20	[6]
Portfolio turnover (%)	62	44

1	Period from 10-21-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

25

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2015, by major security category or type:

	Total market value at 5-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$324,004,096	—	$324,004,096	—
Capital preferred securities	163,781	—	163,781	—
Convertible bonds	2,378,344	—	2,378,344	—
Foreign government obligations	892,000	—	892,000	—
Term loans	38,562,394	—	38,562,394	—
Collateralized mortgage obligations	6,012,207	—	6,012,207	—
Common stocks	142,249	$142,249	—	—
Preferred securities	6,167,998	4,171,228	1,996,770	—
Short-term investments	7,082,000	—	7,082,000	—
Total investments in securities	$385,405,069	$4,313,477	$381,091,592	—
Other financial instruments:
Futures	($61,292)	($61,292)	—	—
Forward foreign currency contracts	$47,005	—	$47,005	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans, and may be impacted by elongated settlement periods. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

26

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $591. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2015, the fund has a short-term capital loss carryforward of $13,509,386 and a long-term capital loss carryforward of $3,965,558 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$22,486,413	$4,076,638

As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $482,498 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and foreign currency transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or

28

a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2015, the fund used futures contracts to manage duration of the fund. During year ended May 31, 2015, the fund held futures contracts with notional values ranging from $6.3 million to $23.4 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	150	Short	Sep 2015	($19,091,833)	($19,153,125)	($61,292)
						($61,292)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended May 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $4.4 million to $6.7 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015.

29

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	3,198,663	EUR	2,860,802	Citibank N.A.	7/30/2015	$54,137	—	$54,137
USD	1,191,286	GBP	784,427	HSBC Bank USA	7/30/2015	—	($7,132)	(7,132)
						$54,137	($7,132)	$47,005

Currency abbreviation
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$54,137	($7,132)
Interest rate contracts	Receivable/payable for futures	Futures†	—	(61,292)
			$54,137	($68,424)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Total
Interest rate contracts	($845,956)	—	($845,956)
Foreign exchange contracts	—	$870,588	870,588
Total	($845,956)	$870,588	$24,632

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Statement of operations location - Change in unrealized appreciation (depreciation) on:
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Foreign exchange contracts	—	$42,601	$42,601
Interest rate contracts	($40,849)	—	(40,849)
Total	($40,849)	$42,601	$1,752

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

30

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250 million of the fund's average daily net assets, b) 0.700% of the next $500 million of the fund's average daily net assets and c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $27,354 for the year ended May 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

31

		Year ended 5-31-15		Year ended 5-31-14[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	27,161,140	$273,771,730	14,784,398	$147,662,369
Distributions reinvested	2,353,553	22,486,413	408,641	4,076,638
Repurchased	(3,355,318)	(31,714,974)	(367,223)	(3,651,357)
Net increase	26,159,375	$264,543,169	14,825,816	$148,087,650

1 Period from 10-21-13 (commencement of operations) to 5-31-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on May 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $479,987,551 and $217,435,614, respectively, for the year ended May 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2015, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	43.4%
John Hancock Funds II Lifestyle Growth Portfolio	18.5%
John Hancock Funds II Lifestyle Moderate Portfolio	13.0%
John Hancock Funds II Lifestyle Conservative Portfolio	8.7%

32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Short Duration Credit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Short Duration Credit Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

33

TAX INFORMATION

Unaudited

For Federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

34

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1986	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

36

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

37

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

39

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426A 5/15 7/15

John Hancock

Government Income Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
22	Notes to financial statements
28	Auditor's report
29	Tax information
30	Trustees and Officers
34	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays U.S. Government Bond Index
Morningstar intermediate government bond fund category average
1.93
3.01
2.39
1.61
1.12
1.20
3.11
3.16
2.74
3.96
4.14
3.87
1 year
3 year
5 year
10 year

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds delivered gains

U.S. Treasuries and mortgage-backed securities both closed the period in positive territory.

The fund underperformed its benchmark

The fund had a lower duration than its benchmark, which hurt performance at a time of falling yields.

Yield curve strategy, allocation to mortgage-backed securities helped performance

The fund was positioned to capitalize on the flattening yield curve and the outperformance of mortgage-backed securities relative to U.S. Treasuries.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Fund distributions generally depend on income from underlying investments, and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

Government bonds finished the period with a return of 3.01%, as measured by the fund's benchmark—the Barclays U.S. Government Bond Index—but the bulk of the gain was concentrated in the first eight months of the reporting period. The broader environment was very positive for the bond market during this time, as evidenced by the decline in the yield on the 10-year U.S. Treasury note from 2.48% on May 30, 2014 to its low of 1.68% on February 2, 2015. Several factors worked in favor of the U.S. Treasury market in this interval, including low inflation, the U.S. Federal Reserve's (Fed's) continued policy of low interest rates, and slowing economic growth overseas. Most notably, negative inflation and signs of recessionary conditions in Europe drove yields down to ultra-low levels across the region in late 2014 and early 2015. The yields on U.S. Treasuries were high by comparison, which attracted demand from yield-seeking global investors and provided steady support for the market.

European yields began to move higher late in the period amid signs of improving economic growth, which contributed to an increase in the 10-year U.S. Treasury yield from its 1.68% low to a close of 2.12% on May 29, 2015. In addition, investors began to anticipate that the Fed was on track to raise short-term interest rates before the end of 2015 even though U.S. growth remained modest compared to past expansions. As recently as the first calendar quarter, the conventional wisdom was that slowing growth would prompt the Fed to wait until as late as 2016 to enact its first rate

4

"The largest factor in the fund's underperformance was its shorter duration versus the benchmark."
increase. This shift in the expected timing of Fed action was a key headwind to bond market performance late in the period.

Despite this late slump, U.S. Treasuries finished the period with a positive return on the strength of their earlier rally. Long-term bonds—which were aided by the environment of slow growth and low inflation—outperformed short-term debt, where returns were dampened by the outlook for tighter Fed policy. Mortgage-backed securities (MBS) also closed the 12-month period with a gain, thanks to both the broader decline in interest rates and the slow pace of mortgage pre-payments by homeowners.

What elements of the fund's positioning hurt performance during the period?

The largest factor in the fund's underperformance was its shorter duration versus the benchmark.

QUALITY COMPOSITION AS OF 5/31/15 (%)

5

"The fund remained positioned in favor of a flatter yield curve as of period-end, with an underweight in bonds in the four- to seven-year maturity range."
Since yields fell (as prices rose) during the period, the fund's shorter duration prevented it from fully participating in the bond market's gain. The basis for this stance was our view that yields had already fallen so low that it was prudent to take a defensive posture. At the close of the period, the fund had a duration of 4.6 years, which compared with 5.5 for the benchmark.

What elements helped performance?

We made up for some of the shortfall via an effective strategy with respect to the yield curve. We positioned the fund for a flattening of the yield curve (or outperformance for longer-term bonds relative to their short-term counterparts), which aided performance. The fund remained positioned in favor of a flatter yield curve as of period-end, with a relatively low exposure to bonds in the four- to seven-year maturity range.

The fund was also helped by its positioning within the government bond market. We held an overweight in MBS insured by federal agencies and a corresponding underweight in U.S. Treasuries. At the close of the period, the fund held 12.3% of net assets in commercial and U.S. government agency MBS, compared with their zero weighting in the benchmark. Conversely, the fund's 18.3% weighting in U.S. Treasuries was far below their weighting of over 90% in the benchmark. The thinking behind this approach was that MBS, by virtue of their yield advantage, were poised for outperformance in the low-yield environment. MBS indeed provided modestly higher returns than U.S. Treasuries during the period, so this aspect of our approach was helpful to performance.

How was the fund positioned at the end of the period?

The fund holds a small allocation to 10-year Treasury Inflation Protected Securities, or TIPS, which we added late in 2014 on the belief that the asset class had become inexpensive following the sharp drop in oil prices. In addition, we maintained modest allocations in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). We continue to like the risk/return profiles of the ABS and CMBS held in the fund due to their high credit ratings and attractive yields,

6

but we reduced the fund's weightings in these market segments since their strong performance in recent years means that they now offer less upside potential.

More broadly speaking, we have positioned the fund to reflect the likelihood that the Fed will begin to raise rates at some point within the next year. Speculation regarding the timing of the Fed's first interest rate hike has been rampant, with day-to-day volatility resulting from investors' recalibrating expectations for Fed policy following each economic report. While we don't invest based on this type of short-term market analysis, we do think that yields are poised to drift higher over time as the Fed gradually normalizes its policy. We therefore maintain a below-benchmark duration, striving to add value via sector and security selection rather than positioning for a continued decline in yields.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15
Class A	-2.11	2.27	3.53	11.85	41.50	1.48	1.45
Class B	-3.82	1.95	3.33	10.11	38.74	0.87	0.77
Class C	0.27	2.33	3.18	12.23	36.79	0.87	0.77
Index†	3.01	3.16	4.14	16.81	50.04	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	1.11	1.86	1.86
Net (%)	0.98	1.77	1.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Government Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B2	5-31-05	13,874	13,874	15,004
Class C2	5-31-05	13,679	13,679	15,004

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,006.40	$4.90	0.98%
Class B	1,000.00	1,002.60	8.64	1.73%
Class C	1,000.00	1,002.60	8.64	1.73%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.00	$4.94	0.98%
Class B	1,000.00	1,016.30	8.70	1.73%
Class C	1,000.00	1,016.30	8.70	1.73%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value	Value
U.S. Government and Agency obligations 82.6%				$245,560,773
(Cost $242,426,730)
U.S. Government 18.3%				54,445,996
U.S. Treasury
Bond	2.500	02-15-45	8,999,000	8,287,522
Bond	3.125	02-15-42	9,410,000	9,850,360
Note	1.375	09-30-18	21,110,000	21,316,160
Note	2.125	05-15-25	9,000,000	9,005,625
Treasury Inflation Protected Security	0.125	04-15-18	2,961,654	3,013,252
Treasury Inflation Protected Security	0.250	01-15-25	2,990,130	2,973,077
U.S. Government Agency 64.3%				191,114,777
Federal Farm Credit Bank
Bond	1.740	03-11-20	2,130,000	2,124,194
Bond	2.350	03-14-22	675,000	665,162
Bond	2.500	06-20-22	460,000	456,881
Federal Home Loan Bank
Bond	2.900	09-05-25	209,524	209,176
Bond	3.170	10-04-27	215,000	212,127
Bond	3.250	06-21-27	290,909	290,956
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.144	05-01-43	5,093,413	5,189,526
30 Yr Pass Thru (P)	2.598	07-01-44	8,786,139	9,079,192
30 Yr Pass Thru (P)	2.600	06-01-44	3,963,728	4,100,227
30 Yr Pass Thru (P)	2.605	01-01-44	161,942	167,990
30 Yr Pass Thru	3.000	04-01-43	1,710,390	1,737,115
30 Yr Pass Thru (P)	3.018	03-01-44	760,545	792,299
30 Yr Pass Thru	3.500	12-01-44	5,678,938	5,945,803
30 Yr Pass Thru (C)	4.000	12-01-40	1,491,847	1,596,567
30 Yr Pass Thru (C)	4.000	01-01-41	3,604,206	3,857,204
30 Yr Pass Thru	4.000	11-01-43	2,133,584	2,300,021
30 Yr Pass Thru	5.500	07-01-37	148,769	168,575
30 Yr Pass Thru	5.500	04-01-38	1,340,087	1,513,053
30 Yr Pass Thru	5.500	12-01-38	1,197,942	1,352,562
Federal National Mortgage Association
15 Yr Pass Thru	3.500	03-01-26	4,262,401	4,523,684
15 Yr Pass Thru	3.500	07-01-26	2,199,004	2,342,391
15 Yr Pass Thru	4.000	02-01-26	6,797,398	7,291,380
30 Yr Pass Thru (P)	2.919	03-01-44	715,510	744,280
30 Yr Pass Thru (P)	2.921	01-01-44	1,330,169	1,383,623
30 Yr Pass Thru	3.000	12-01-42	7,463,406	7,587,019
30 Yr Pass Thru	3.500	01-01-43	3,653,663	3,834,348
30 Yr Pass Thru	3.500	07-01-43	3,551,600	3,726,683

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	03-01-44	1,744,194	$1,831,267
30 Yr Pass Thru (C)	3.500	10-01-44	4,228,052	4,431,197
30 Yr Pass Thru	3.500	01-01-45	13,935,333	14,626,657
30 Yr Pass Thru	3.500	04-01-45	11,845,334	12,403,361
30 Yr Pass Thru	4.000	12-01-40	3,671,936	3,968,847
30 Yr Pass Thru	4.000	09-01-41	8,326,223	8,982,805
30 Yr Pass Thru	4.000	10-01-41	3,135,102	3,379,787
30 Yr Pass Thru	4.000	01-01-42	1,474,034	1,589,077
30 Yr Pass Thru	4.000	07-01-42	3,832,423	4,136,322
30 Yr Pass Thru	4.500	08-01-40	3,892,325	4,242,938
30 Yr Pass Thru	4.500	06-01-41	6,223,337	6,809,205
30 Yr Pass Thru	4.500	07-01-41	5,301,669	5,800,771
30 Yr Pass Thru	4.500	11-01-41	1,230,865	1,341,739
30 Yr Pass Thru	4.500	01-01-42	6,064,194	6,636,029
30 Yr Pass Thru	4.500	02-01-42	5,040,709	5,491,616
30 Yr Pass Thru	5.000	04-01-35	481,735	537,981
30 Yr Pass Thru	5.000	09-01-40	2,003,336	2,232,547
30 Yr Pass Thru	5.000	04-01-41	2,104,379	2,389,868
30 Yr Pass Thru	5.500	09-01-34	1,489,716	1,691,072
30 Yr Pass Thru	5.500	03-01-36	2,173,684	2,465,451
30 Yr Pass Thru	5.500	04-01-36	1,434,154	1,626,656
30 Yr Pass Thru	5.500	08-01-37	1,815,505	2,059,480
30 Yr Pass Thru	5.500	06-01-38	1,202,592	1,367,206
30 Yr Pass Thru	6.000	06-01-40	1,559,857	1,776,763
30 Yr Pass Thru	6.500	06-01-39	551,703	636,075
Note	1.570	01-09-20	5,700,000	5,672,566
Note	1.600	01-30-20	8,250,000	8,196,029
Note	2.500	03-27-23	1,600,000	1,599,427
Corporate bonds 0.4%				$1,346,498
(Cost $1,242,604)
Financials 0.3%				872,020
Crown Castle Towers LLC (S)	6.113	01-15-20	760,000	872,020
Telecommunication services 0.1%				474,478
SBA Tower Trust (S)	3.598	04-15-18	475,000	474,478
Collateralized mortgage obligations 12.3%				$36,504,280
(Cost $34,295,652)
Commercial and residential 4.5%				13,467,752
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.765	08-25-35	275,964	265,344
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	2.786	09-15-26	380,000	378,978
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	0.745	07-25-35	495,818	446,670

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value	Value
Commercial and residential (continued)
Series 2005-7, Class 11A1 (P)	0.725	08-25-35	766,220	$728,853
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	394,928	403,012
Commercial Mortgage Trust (Deutsche Bank)
Series 2013-CR11, Class B (P)	5.163	10-10-46	940,000	1,062,662
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	595,000	665,791
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.892	08-15-45	4,731,462	444,157
Series 2014-CR16, Class C (P)	4.906	04-10-47	590,000	635,394
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.430	08-19-45	3,634,377	218,188
Series 2005-2, Class X IO	2.136	05-19-35	11,974,480	810,555
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	415,000	421,566
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.027	10-25-36	11,586,696	1,000,746
Series 2005-AR18, Class 2X IO	1.697	10-25-36	10,567,872	402,890
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	5,077,500	453,984
Series 2014-FBLU, Class C (P) (S)	2.182	12-15-28	1,120,000	1,121,049
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.285	11-25-34	555,000	536,661
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.661	08-25-34	653,109	645,675
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.515	05-25-35	509,594	474,597
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	555,000	606,304
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	690,000	716,310
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,040,000	1,028,366
U.S. Government Agency 7.8%				23,036,528
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	3,453,322	350,416
Series 290, Class IO	3.500	11-15-32	4,116,550	761,995
Series 3833, Class LI IO	1.762	10-15-40	3,947,576	346,771
Series 4030, Class BI IO	5.000	01-15-42	626,478	106,360
Series 4136, Class IH IO	3.500	09-15-27	2,751,319	290,793
Series K017, Class X1 IO	1.427	12-25-21	3,770,439	281,720
Series K018, Class X1 IO	1.436	01-25-22	3,825,900	288,064
Series K022, Class X1 IO	1.295	07-25-22	9,947,362	739,288
Series K026, Class X1 IO	1.046	11-25-22	4,636,454	290,840
Series K038, Class X1 IO	1.199	03-25-24	7,324,625	612,126
Series K706, Class X1 IO	1.574	10-25-18	9,515,640	446,759

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value	Value
U.S. Government Agency (continued)
Series K707, Class X1 IO	1.545	12-25-18	3,276,378	$155,749
Series K709, Class X1 IO	1.533	03-25-19	4,617,193	232,494
Series K710, Class X1 IO	1.776	05-25-19	3,808,857	227,793
Series K711, Class X1 IO	1.704	07-25-19	11,103,947	646,805
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	936,280	1,014,728
Series 2010-3, Class LI IO	5.000	02-25-25	3,402,904	203,376
Series 2012-137, Class QI IO	3.000	12-25-27	3,197,285	414,873
Series 2012-137, Class WI IO	3.500	12-25-32	2,441,433	425,468
Series 2012-21, Class IQ IO	4.500	09-25-41	1,573,858	283,848
Series 2013-130, Class AG	4.000	10-25-43	6,990,679	7,505,557
Series 2014-28, Class BD	3.500	08-25-43	4,576,586	4,836,111
Series 402, Class 3 IO	4.000	11-25-39	605,566	110,763
Series 402, Class 4 IO	4.000	10-25-39	930,098	151,068
Series 402, Class 7 IO	4.500	11-25-39	822,407	145,046
Series 407, Class 15 IO	5.000	01-25-40	741,196	137,203
Series 407, Class 21 IO	5.000	01-25-39	347,209	72,464
Series 407, Class 7 IO	5.000	03-25-41	687,654	134,135
Series 407, Class 8 IO	5.000	03-25-41	343,837	66,057
Series 407, Class C6 IO	5.500	01-25-40	1,200,432	258,051
Series 408, Class C1 IO	4.000	12-25-40	861,076	164,490
Government National Mortgage Association
Series 2012-114, Class IO	0.965	01-16-53	2,477,737	191,829
Series 2013-42, Class IA IO	3.500	03-20-43	1,671,050	224,059
Series 2013-42, Class IO	3.500	03-20-43	1,094,140	130,150
Series 2013-42, Class YI IO	3.500	03-20-43	3,312,228	431,914
Series 2013-6, Class AI IO	3.500	08-20-39	2,568,275	357,365
Asset backed securities 2.1%				$6,157,534
(Cost $5,910,840)
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.655	05-25-35	645,000	609,863
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.425	07-25-36	771,829	724,721
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	6.265	06-25-37	244,873	253,875
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.655	05-25-36	790,000	765,866
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.601	07-25-35	270,000	260,176
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.875	11-25-35	805,000	785,216
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	0.860	03-25-35	887,000	841,192
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.335	09-25-36	777,261	717,812

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value	Value
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.621	11-25-35	425,000	$399,394
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.680	02-25-35	473,406	455,058
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	341,250	344,361
			Par value	Value
Short-term investments 2.9%				$8,615,000
(Cost $8,615,000)
Repurchase agreement 2.9%				8,615,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $6,134,031 on 6-1-15, collateralized by $5,448,400 U.S. Treasury Inflation Indexed Notes, 1.125% due 1-15-21 (valued at $6,256,716, including interest)			6,134,000	6,134,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $2,481,000 on 6-1-15, collateralized by $2,535,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $2,535,000, including interest)			2,481,000	2,481,000
Total investments (Cost $292,490,826)† 100.3%				$298,184,085
Other assets and liabilities, net (0.3%)				($987,337)
Total net assets 100.0%				$297,196,748

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
(C)	Security purchased on a when-issued or delayed delivery basis.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $293,140,413. Net unrealized appreciation aggregated $5,043,672, of which $7,260,500 related to appreciated investment securities and $2,216,828 related to depreciated investment securities.

16SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $292,490,826)	$298,184,085
Cash	2,014,722
Receivable for investments sold	5,342,321
Receivable for fund shares sold	298,717
Interest receivable	1,621,115
Other receivables and prepaid expenses	26,449
Total assets	307,487,409
Liabilities
Payable for delayed delivery securities purchased	9,878,899
Payable for fund shares repurchased	176,272
Distributions payable	67,265
Payable to affiliates
Accounting and legal services fees	9,330
Transfer agent fees	61,952
Distribution and service fees	14,609
Trustees' fees	355
Investment management fees	3,103
Other liabilities and accrued expenses	78,876
Total liabilities	10,290,661
Net assets	$297,196,748
Net assets consist of
Paid-in capital	$299,109,368
Undistributed net investment income	19,579
Accumulated net realized gain (loss) on investments	(7,625,458)
Net unrealized appreciation (depreciation) on investments	5,693,259
Net assets	$297,196,748

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($275,102,139 ÷ 28,524,935 shares)[1]	$9.64
Class B ($5,050,218 ÷ 523,823 shares)[1]	$9.64
Class C ($17,044,391 ÷ 1,767,164 shares)[1]	$9.65
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.04

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the year ended 5-31-15

Investment income
Interest	$7,496,558
Expenses
Investment management fees	1,862,933
Distribution and service fees	918,226
Accounting and legal services fees	50,203
Transfer agent fees	371,001
Trustees' fees	4,813
State registration fees	55,604
Printing and postage	42,723
Professional fees	53,245
Custodian fees	39,954
Registration and filing fees	22,264
Other	10,538
Total expenses	3,431,504
Less expense reductions	(334,090)
Net expenses	3,097,414
Net investment income	4,399,144
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	228,614
228,614
Change in net unrealized appreciation (depreciation) of
Investments	870,260
870,260
Net realized and unrealized gain	1,098,874
Increase in net assets from operations	$5,498,018

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$4,399,144	$4,858,649
Net realized gain (loss)	228,614	(741,255)
Change in net unrealized appreciation (depreciation)	870,260	(170,995)
Increase in net assets resulting from operations	5,498,018	3,946,399
Distributions to shareholders
From net investment income
Class A	(6,684,388)	(7,176,117)
Class B	(96,506)	(142,017)
Class C	(288,283)	(379,628)
Total distributions	(7,069,177)	(7,697,762)
From fund share transactions	(1,444,194)	(54,251,573)
Total decrease	(3,015,353)	(58,002,936)
Net assets
Beginning of year	300,212,101	358,215,037
End of year	$297,196,748	$300,212,101
Undistributed net investment income	$19,579	$263,210

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.69	$9.78	$9.93	$9.68	$9.49
Net investment income[1]	0.15	0.16	0.17	0.20	0.23
Net realized and unrealized gain (loss) on investments	0.04	(0.01)	(0.04)	0.33	0.26
Total from investment operations	0.19	0.15	0.13	0.53	0.49
Less distributions
From net investment income	(0.24)	(0.24)	(0.28)	(0.28)	(0.30)
Net asset value, end of period	$9.64	$9.69	$9.78	$9.93	$9.68
Total return (%)[2,3]	1.93	1.61	1.29	5.57	5.25
Ratios and supplemental data
Net assets, end of period (in millions)	$275	$276	$316	$320	$309
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.11	1.12	1.15	1.12
Expenses including reductions	0.98	0.98	0.98	1.06	1.07
Net investment income	1.53	1.63	1.71	2.02	2.41
Portfolio turnover (%)	77	57	78	95	83

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

Class B Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.69	$9.78		$9.93	$9.68	$9.49
Net investment income[1]	0.07	0.08		0.09	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.04	—	[2]	(0.04)	0.34	0.26
Total from investment operations	0.11	0.08		0.05	0.46	0.42
Less distributions
From net investment income	(0.16)	(0.17)		(0.20)	(0.21)	(0.23)
Net asset value, end of period	$9.64	$9.69		$9.78	$9.93	$9.68
Total return (%)[3,4]	1.16	0.82		0.45	4.75	4.47
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6		$11	$12	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	1.86		1.87	1.90	1.87
Expenses including reductions	1.74	1.77		1.81	1.84	1.82
Net investment income	0.77	0.81		0.88	1.23	1.65
Portfolio turnover (%)	77	57		78	95	83

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.69	$9.78		$9.94	$9.68	$9.49
Net investment income[1]	0.08	0.08		0.09	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.04	—	[2]	(0.05)	0.35	0.26
Total from investment operations	0.12	0.08		0.04	0.47	0.42
Less distributions
From net investment income	(0.16)	(0.17)		(0.20)	(0.21)	(0.23)
Net asset value, end of period	$9.65	$9.69		$9.78	$9.94	$9.68
Total return (%)[3,4]	1.26	0.82		0.35	4.86	4.47
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$17		$31	$35	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	1.86		1.87	1.90	1.87
Expenses including reductions	1.74	1.77		1.81	1.84	1.82
Net investment income	0.77	0.81		0.88	1.24	1.65
Portfolio turnover (%)	77	57		78	95	83

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS21

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2015, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

22

all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $575. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment

23

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $6,996,497 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$3,353,311	$3,610,089

.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of the distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$7,069,177	$7,697,762

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $107,470 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to

24

changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended May 31, 2015, the fund used purchased options to manage the duration of the fund. Except for the expiration of put options held at the beginning of the year, the fund had no other options activity during the year ended May 31, 2015. At May 31, 2015, there were no open purchased options.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments (purchased options)
Interest rate contracts	Net realized gain (loss)	($225,200)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments (purchased options)
Interest rate contracts	Change in unrealized appreciation (depreciation)	$193,950

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver

25

amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The current expense limitation agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2015 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $310,490, $5,920, and $17,680, for Class A, Class B, and Class C shares, respectively, for the year ended May 31, 2015.

The investment management fees, including waivers described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.51% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $525,534 for the year ended May 31, 2015. Of this amount, $74,337 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $430,511 was paid as sales commissions to broker-dealers and $20,686 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $2,477, $15,939 and $3,136 for Class A, Class B, and Class C shares, respectively.

26

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$687,833	$342,326
Class B	57,786	7,196
Class C	172,607	21,479
Total	$918,226	$371,001

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,334,546	$42,050,899	3,364,180	$32,322,462
Distributions reinvested	609,118	5,901,183	653,014	6,271,502
Repurchased	(4,929,109)	(47,746,903)	(7,831,747)	(75,252,929)
Net increase (decrease)	14,555	$205,179	(3,814,553)	($36,658,965)
Class B shares
Sold	24,515	$237,433	14,069	$135,856
Distributions reinvested	7,524	72,865	11,114	106,698
Repurchased	(172,137)	(1,666,909)	(485,279)	(4,659,649)
Net decrease	(140,098)	($1,356,611)	(460,096)	($4,417,095)
Class C shares
Sold	412,168	$3,997,552	315,254	$3,024,474
Distributions reinvested	23,753	230,150	30,458	292,505
Repurchased	(466,973)	(4,520,464)	(1,718,277)	(16,492,492)
Net decrease	(31,052)	($292,762)	(1,372,565)	($13,175,513)
Total net decrease	(156,595)	($1,444,194)	(5,647,214)	($54,251,573)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $109,537,714 and $110,592,717, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $115,871,343 and $115,432,498, respectively, for the year ended May 31, 2015.

27

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

28

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1986	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

30

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

31

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

32

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

34

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235804	56A 5/15 7/15

John Hancock

Investment Grade Bond Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
29	Financial statements
33	Financial highlights
40	Notes to financial statements
48	Auditor's report
49	Tax information
50	Trustees and Officers
54	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays U.S. Aggregate Bond Index
Morningstar intermediate term bond fund category average
2.95
3.03
2.31
3.54
2.21
2.76
5.05
3.90
4.22
5.08
4.61
4.36
1 year
3 year
5 year
10 year

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade bonds delivered a gain

Despite volatility in the second half of the period, U.S. investment-grade debt finished with a positive return.

The fund slightly underperformed its benchmark

The fund's duration positioning and overweight in corporate bonds detracted from relative performance.

Security selection helped relative performance

The fund added value through its bottom-up, research-based approach to individual security selection.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Hedging and derivatives transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

The U.S. investment-grade bond market delivered a positive return of 3.03% during the past year, as gauged by the fund's benchmark, the Barclays U.S. Aggregate Bond Index. All of the positive performance occurred in the first eight months of the period, as conditions became more challenging beginning in February. From May 30, 2014 through February 2, 2015, the yield on the 10-year U.S. Treasury note fell from 2.48% to 1.68%. (As yields fall, prices rise.) Several factors contributed to this strong performance, including low inflation, the U.S. Federal Reserve's (Fed's) continued policy of low interest rates, and slowing economic growth overseas. Most notably, negative inflation and signs of recessionary conditions in Europe drove yields down to ultra-low levels across the region in late 2014 and early 2015. The yields on U.S. Treasuries were high by comparison, which attracted demand from yield-seeking global investors and provided steady support for the market.

European yields began to move higher late in the period amid signs of improving growth, which contributed to an increase in the 10-year U.S. Treasury yield from its 1.68% low to a close of 2.12% on May 29, 2015. In addition, investors began to anticipate that the Fed was on track to raise short-term interest rates before the end of 2015. As recently as the first calendar quarter, the conventional wisdom was that slowing growth would prompt the Fed to wait until as late as 2016 to enact its first rate increase. This shift in the expected timing of Fed action was a key headwind to bond market performance late in the period. Despite this slump, U.S. Treasuries finished the period with a positive return on the strength of their earlier rally.

Mortgage-backed securities closed the 12-month period with a gain, thanks to both the broader decline in interest rates and the slow pace of mortgage pre-payments by homeowners. Corporate bonds also posted a positive return, but the asset class lagged the overall market due to its significant underperformance in the final two months of the period. The weakness in corporate

4

"We believe the yield advantage of the credit sectors can make a meaningful contribution to total return in a low-rate environment."
bonds during the April-May interval was due largely to an increase in the supply of new bonds coming into the market.

What elements of the fund's positioning helped and hurt performance during the period?

The largest factor in the fund's modest underperformance was its shorter duration (lower interest-rate sensitivity) versus the benchmark, which prevented the fund from fully participating in the decline in prevailing yields. At the close of the period, the fund had a duration of 5.2 years, which compared to 5.5 for the benchmark. The basis for this stance was our view that yields are poised to rise gradually as the Fed normalizes its interest-rate policy, but the impact of falling yields in Europe prevented this thesis from playing out as we expected.

QUALITY COMPOSITION AS OF 5/31/15 (%)

5

"With yields at their current levels, we can add more value through sector and security selection rather than positioning the fund for a continued decline in rates."

The fund was also hurt by having an overweight position in corporate bonds and a corresponding underweight in U.S. Treasuries. While we liked the corporate sector for its yield advantage over government bonds at a time of healthy credit conditions, this positioning detracted given corporates' modest underperformance.

Within the corporate space, the fund's overweight in the financials sector and corresponding underweight in industrials was a positive for relative performance. Unlike companies in the industrials and utilities sectors, regulations prevent financial companies from taking on excessive leverage. In many cases, financial firms can't even raise the dividends on their stocks without permission from the Fed. In our view, these factors mean that there is relatively low risk that companies in the financials sector will take actions that are unfavorable for debt investors.

Our overall security selection was also helpful to performance, which we believe validates the effectiveness of our bottom-up approach to credit research. The fund's exposure to mortgage-backed securities—particularly non-agency mortgage-backed securities and commercial mortgage-backed securities—was another plus. Both market segments benefited from robust underlying fundamentals and a favorable balance of supply and demand.

What is your overall view of the bond market, and how was that reflected in the fund's positioning?

The U.S. economy remains on track for growth that is sluggish in a historical context but relatively attractive compared to the rest of the world. We believe this provides a positive backdrop for the credit sectors of the bond market, which tend to benefit from stable economic conditions. In addition, we believe the yield advantage of the credit sectors can make a meaningful contribution to total return in a low-rate environment.

Having said that, we took steps to reduce risk in the portfolio throughout the course of the year. We reduced the fund's weighting in corporate bonds, and we redeployed the proceeds into asset-backed securities (ABS). We found a large number of ABS with the combination of attractive yields and high credit ratings, which enabled us to boost the fund's overall credit quality without sacrificing a significant amount of yield to do so. We believe searching for this type of value, rather than trying to reach for yield in lower-rated securities, is the prudent course at this stage of the credit cycle.

6

We also took steps to position the fund for a flatter yield curve (or outperformance of longer-term bonds versus shorter-term issues) by selling bonds in the five- to eight-year maturity range in favor of longer-maturity issues. This strategy aided performance during the past year, and the fund remained positioned for a flatter yield curve at period-end to reflect the likelihood that the Fed will begin to raise rates at some point within the next year. While we don't attempt to speculate on the short-term direction of interest rates, we do think that yields are poised to drift higher over time as the Fed gradually normalizes its policy. With yields at their current levels, we see more latitude to add value via sector and security selection rather than positioning for a continued decline in rates.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 11-30-14	as of 11-30-14
Class A	-1.16	4.19	4.65	22.78	57.55	1.93	1.92
Class B	-2.91	3.93	4.45	21.23	54.61	1.26	1.25
Class C	1.08	4.27	4.30	23.23	52.32	1.26	1.26
Class I2	3.12	5.38	5.44	29.98	69.82	2.27	2.26
Class R2[2,3]	2.86	4.97	5.03	27.47	63.30	2.11	2.11
Class R4[2,3]	3.01	5.13	5.18	28.41	65.74	2.20	2.10
Class R6[2,3]	3.33	5.49	5.55	30.62	71.55	2.37	2.35
Index†	3.03	3.90	4.61	21.07	56.93	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2*	Class R4*	Class R6*
Gross (%)	0.93	1.68	1.68	0.65	1.06	0.91	0.56
Net (%)	0.93	1.68	1.68	0.65	1.06	0.81	0.54

*Expenses have been estimated for the classes' first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-05	15,461	15,461	15,693
Class C4	5-31-05	15,232	15,232	15,693
Class I2	5-31-05	16,982	16,982	15,693
Class R2[2,3]	5-31-05	16,330	16,330	15,693
Class R4[2,3]	5-31-05	16,574	16,574	15,693
Class R6[2,3]	5-31-05	17,155	17,155	15,693

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,011.00	$4.36	0.87%
Class B	1,000.00	1,006.30	8.10	1.62%
Class C	1,000.00	1,006.30	8.10	1.62%
Class I	1,000.00	1,012.30	3.01	0.60%
Class R2[2]	1,000.00	998.40	1.35	0.76%
Class R4[2]	1,000.00	998.50	1.17	0.66%
Class R6[2]	1,000.00	998.80	0.87	0.49%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.60	$4.38	0.87%
Class B	1,000.00	1,016.90	8.15	1.62%
Class C	1,000.00	1,016.90	8.15	1.62%
Class I	1,000.00	1,021.90	3.02	0.60%
Class R2	1,000.00	1,021.10	3.83	0.76%
Class R4	1,000.00	1,021.60	3.33	0.66%
Class R6	1,000.00	1,022.50	2.47	0.49%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
2	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period).

11

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 39.7%				$131,920,327
(Cost $129,402,410)
U.S. Government 13.9%				46,291,818
U.S. Treasury
Bond	2.500	02-15-45	11,185,000	10,300,692
Bond	3.125	11-15-41	5,595,000	5,865,569
Bond	3.125	02-15-42	6,970,000	7,296,175
Note	1.000	09-15-17	2,640,000	2,656,500
Note	1.375	09-30-18	5,980,000	6,038,401
Note	1.625	04-30-19	1,845,000	1,871,666
Note	1.750	09-30-19	2,300,000	2,337,554
Note	2.125	05-15-25	4,144,000	4,146,590
Treasury Inflation Protected Security	0.125	04-15-18	2,655,276	2,701,536
Treasury Inflation Protected Security	0.250	01-15-25	3,094,785	3,077,135
U.S. Government Agency 25.8%				85,628,509
Federal Farm Credit Bank
Note	1.740	03-11-20	1,470,000	1,465,993
Note	2.350	03-14-22	525,000	517,348
Note	2.500	06-20-22	360,000	357,559
Federal Home Loan Bank
Bond	2.900	09-05-25	166,667	166,390
Bond	3.170	10-04-27	170,000	167,728
Bond	3.250	06-21-27	227,273	227,309
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.500	02-01-26	138,622	147,194
30 Yr Pass Thru (P)	2.558	06-01-44	400,833	413,983
30 Yr Pass Thru (P)	2.677	05-01-44	369,776	382,340
30 Yr Pass Thru	3.000	03-01-43	817,060	830,848
30 Yr Pass Thru	3.000	04-01-43	1,134,442	1,152,168
30 Yr Pass Thru (P)	3.018	03-01-44	143,572	149,567
30 Yr Pass Thru	3.500	04-01-44	1,236,905	1,299,281
30 Yr Pass Thru	4.000	11-01-43	466,722	503,130
30 Yr Pass Thru	4.000	02-01-44	266,221	285,865
30 Yr Pass Thru	4.500	02-01-41	1,564,375	1,704,281
30 Yr Pass Thru	5.000	03-01-41	1,072,757	1,195,567
30 Yr Pass Thru	5.500	07-01-37	27,728	31,419
30 Yr Pass Thru	5.500	06-01-38	1,289,938	1,456,431
Federal National Mortgage Association
15 Yr Pass Thru	1.570	01-09-20	5,225,000	5,199,852
15 Yr Pass Thru	2.500	03-27-23	1,180,000	1,179,578
15 Yr Pass Thru	3.000	07-01-27	604,449	633,255
15 Yr Pass Thru	3.000	10-29-27	585,000	570,736

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Yr Pass Thru	3.500	02-01-26	131,262	$139,308
15 Yr Pass Thru	3.500	03-01-26	835,013	886,199
15 Yr Pass Thru	3.500	07-01-26	1,657,876	1,765,979
15 Yr Pass Thru	4.000	12-01-24	1,091,299	1,168,049
30 Yr Pass Thru (P)	2.513	06-01-44	659,111	680,721
30 Yr Pass Thru (P)	2.551	04-01-44	646,149	668,072
30 Yr Pass Thru (P)	2.919	03-01-44	134,925	140,350
30 Yr Pass Thru (P)	2.921	01-01-44	290,591	302,268
30 Yr Pass Thru	3.000	12-01-42	2,137,913	2,173,322
30 Yr Pass Thru	3.500	01-01-42	2,750,694	2,880,707
30 Yr Pass Thru	3.500	06-01-42	3,789,515	3,978,103
30 Yr Pass Thru	3.500	01-01-43	5,022,952	5,259,725
30 Yr Pass Thru	3.500	04-01-43	790,584	829,681
30 Yr Pass Thru	3.500	07-01-43	614,858	645,456
30 Yr Pass Thru	3.500	03-01-44	6,058,779	6,361,244
30 Yr Pass Thru	3.500	04-01-45	5,241,862	5,488,802
30 Yr Pass Thru	4.000	01-01-41	1,080,762	1,162,072
30 Yr Pass Thru	4.000	09-01-41	5,057,045	5,467,534
30 Yr Pass Thru	4.000	10-01-41	76,496	82,467
30 Yr Pass Thru	4.000	01-01-42	1,877,271	2,016,391
30 Yr Pass Thru	4.000	09-01-43	3,227,261	3,500,822
30 Yr Pass Thru	4.000	01-01-44	738,308	798,007
30 Yr Pass Thru	4.500	08-01-40	4,463,664	4,866,634
30 Yr Pass Thru	4.500	12-01-40	776,893	848,695
30 Yr Pass Thru	4.500	05-01-41	2,426,872	2,648,203
30 Yr Pass Thru	4.500	06-01-41	1,716,783	1,878,401
30 Yr Pass Thru	4.500	07-01-41	901,284	986,131
30 Yr Pass Thru	4.500	11-01-41	307,060	334,720
30 Yr Pass Thru	4.500	05-01-42	2,196,013	2,402,747
30 Yr Pass Thru	5.000	04-01-35	180,369	201,429
30 Yr Pass Thru	5.000	09-01-40	1,551,544	1,729,062
30 Yr Pass Thru	5.000	04-01-41	330,690	375,553
30 Yr Pass Thru	5.500	09-01-34	632,082	717,517
30 Yr Pass Thru	5.500	02-01-36	203,549	231,061
30 Yr Pass Thru	5.500	06-01-38	803,865	913,901
30 Yr Pass Thru	6.000	06-01-40	141,851	161,576
30 Yr Pass Thru	6.500	01-01-39	606,571	699,949
30 Yr Pass Thru	6.500	06-01-39	173,323	199,829
Corporate bonds 34.0%				$113,003,109
(Cost $111,559,984)
Consumer discretionary 3.4%				11,182,783
Auto components 0.5%
BorgWarner, Inc.	3.375	03-15-25	200,000	201,250

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Auto components (continued)
BorgWarner, Inc.	4.625	09-15-20	276,000	$305,423
Delphi Corp.	5.000	02-15-23	1,010,000	1,087,644
Automobiles 1.1%
Ford Motor Company	4.750	01-15-43	155,000	156,938
Ford Motor Credit Company LLC	5.875	08-02-21	1,896,000	2,195,862
General Motors Company	4.875	10-02-23	350,000	372,315
General Motors Financial Company, Inc.	4.375	09-25-21	300,000	312,457
Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	595,000	602,000
Hotels, restaurants and leisure 0.2%
Brinker International, Inc.	2.600	05-15-18	290,000	290,864
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	280,000	302,400
Household durables 0.1%
Harman International Industries, Inc.	4.150	05-15-25	195,000	196,741
Internet and catalog retail 0.5%
Amazon.com, Inc.	4.950	12-05-44	610,000	621,484
QVC, Inc.	4.375	03-15-23	420,000	422,097
QVC, Inc.	5.125	07-02-22	210,000	219,976
QVC, Inc.	5.450	08-15-34	390,000	371,736
Media 0.7%
21st Century Fox America, Inc.	6.150	03-01-37	180,000	216,159
21st Century Fox America, Inc.	6.400	12-15-35	170,000	211,646
Scripps Networks Interactive, Inc. (C)	3.950	06-15-25	445,000	446,157
Sirius XM Radio, Inc. (S)	5.250	08-15-22	1,067,000	1,125,685
Time Warner Cable, Inc.	8.250	04-01-19	410,000	485,863
Multiline retail 0.1%
Macy's Retail Holdings, Inc.	7.875	08-15-36	359,000	385,466
Specialty retail 0.2%
AutoNation, Inc.	5.500	02-01-20	596,000	652,620
Consumer staples 0.7%				2,253,866
Beverages 0.5%
Beam, Inc.	1.750	06-15-18	890,000	885,961
Pernod-Ricard SA (S)	5.750	04-07-21	710,000	812,663
Food products 0.2%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	455,000	555,242
Energy 3.9%				12,858,387
Energy equipment and services 0.5%
CenterPoint Energy Resources Corp.	6.125	11-01-17	351,000	389,233
Rowan Companies, Inc.	4.875	06-01-22	385,000	383,355
SESI LLC	7.125	12-15-21	645,000	690,150

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels 3.4%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	$517,969
Boardwalk Pipelines LP	5.500	02-01-17	170,000	177,088
CNOOC Finance 2013, Ltd.	3.000	05-09-23	545,000	525,599
Continental Resources, Inc.	5.000	09-15-22	940,000	937,650
DCP Midstream LLC (S)	9.750	03-15-19	375,000	437,015
DCP Midstream Operating LP	2.500	12-01-17	340,000	330,661
DCP Midstream Operating LP	3.875	03-15-23	185,000	176,555
Ecopetrol SA	5.875	09-18-23	150,000	161,175
Energy Transfer Partners LP	5.150	03-15-45	390,000	364,210
Energy Transfer Partners LP	9.700	03-15-19	340,000	421,136
EnLink Midstream Partners LP	4.150	06-01-25	210,000	210,025
Enterprise Products Operating LLC	6.500	01-31-19	930,000	1,071,533
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	490,000	516,950
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	476,000	506,940
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	123,000	132,071
Kerr-McGee Corp.	6.950	07-01-24	335,000	416,884
Kinder Morgan Energy Partners LP	7.750	03-15-32	205,000	242,809
Kinder Morgan, Inc.	5.550	06-01-45	415,000	405,595
Lukoil International Finance BV (S)	3.416	04-24-18	590,000	566,400
MPLX LP	4.000	02-15-25	165,000	164,756
Northwest Pipeline LLC	6.050	06-15-18	570,000	636,489
ONEOK Partners LP	3.200	09-15-18	305,000	311,900
Petroleos Mexicanos (S)	4.250	01-15-25	145,000	144,203
Petroleos Mexicanos	4.875	01-24-22	250,000	262,750
Shell International Finance BV	4.375	05-11-45	825,000	839,726
Williams Partners LP	4.875	03-15-24	904,000	917,560
Financials 16.5%				54,689,108
Banks 7.1%
Bank of America Corp.	3.300	01-11-23	310,000	310,035
Bank of America Corp.	3.950	04-21-25	155,000	153,270
Bank of America Corp.	4.200	08-26-24	325,000	329,509
Bank of America Corp.	4.250	10-22-26	365,000	366,527
Bank of America Corp.	5.000	05-13-21	560,000	623,431
Bank of America Corp.	6.875	04-25-18	640,000	728,851
Bank of Montreal	1.400	04-10-18	785,000	785,432
Barclays Bank PLC (S)	6.050	12-04-17	680,000	742,157
Barclays Bank PLC (S)	10.179	06-12-21	560,000	752,340
BNP Paribas SA	2.375	09-14-17	1,075,000	1,095,702
BPCE SA	1.625	02-10-17	760,000	765,190
BPCE SA (S)	4.500	03-15-25	410,000	406,838
BPCE SA (S)	5.700	10-22-23	500,000	542,519

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	4.500	01-14-22	580,000	$633,711
Credit Agricole SA (S)	4.375	03-17-25	445,000	441,894
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	410,000	460,061
HBOS PLC (S)	6.000	11-01-33	160,000	179,892
HBOS PLC (S)	6.750	05-21-18	900,000	1,003,780
ING Bank NV (S)	5.800	09-25-23	515,000	580,433
JPMorgan Chase & Co.	4.625	05-10-21	1,205,000	1,326,157
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	850,000	926,500
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	690,000	735,885
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	655,000	679,563
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	345,000	365,285
MUFG Union Bank NA	2.625	09-26-18	765,000	785,200
Rabobank Nederland NV	3.875	02-08-22	427,000	454,030
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	904,000	1,157,120
Santander Holdings USA, Inc.	3.450	08-27-18	285,000	296,073
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	480,000	488,628
SunTrust Banks, Inc.	3.500	01-20-17	245,000	253,374
SunTrust Banks, Inc.	7.250	03-15-18	280,000	319,960
Swedbank AB (S)	2.125	09-29-17	370,000	375,406
Swedbank AB (S)	2.200	03-04-20	625,000	623,566
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	400,000	389,000
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	585,000	651,544
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	425,000	446,781
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	805,000	829,150
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	865,000	951,500
Wells Fargo Bank NA	5.850	02-01-37	370,000	453,333
Capital markets 2.9%
Ares Capital Corp.	3.875	01-15-20	510,000	518,347
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-23	356,081	377,446
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-19	213,657	228,079
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-22	384,597	408,558
FS Investment Corp.	4.000	07-15-19	470,000	480,084

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Jefferies Group LLC	6.875	04-15-21	715,000	$824,294
Jefferies Group LLC	8.500	07-15-19	280,000	335,830
Morgan Stanley	4.100	05-22-23	805,000	825,478
Morgan Stanley	4.300	01-27-45	250,000	241,105
Morgan Stanley	5.500	01-26-20	550,000	620,640
Morgan Stanley	5.550	04-27-17	385,000	414,756
Morgan Stanley	7.300	05-13-19	950,000	1,125,719
Stifel Financial Corp.	4.250	07-18-24	345,000	346,336
The Bear Stearns Companies LLC	7.250	02-01-18	435,000	496,804
The Goldman Sachs Group, Inc.	5.250	07-27-21	1,345,000	1,516,904
The Goldman Sachs Group, Inc.	5.750	01-24-22	170,000	195,768
The Goldman Sachs Group, Inc.	6.250	09-01-17	480,000	527,855
Consumer finance 1.1%
American Express Company	3.625	12-05-24	355,000	354,916
Capital One Bank USA NA	1.300	06-05-17	355,000	353,866
Capital One Bank USA NA	2.300	06-05-19	905,000	905,316
Capital One Financial Corp.	2.450	04-24-19	460,000	464,164
Discover Bank	8.700	11-18-19	417,000	510,010
Discover Financial Services	3.950	11-06-24	545,000	546,958
Discover Financial Services	5.200	04-27-22	585,000	639,939
Diversified financial services 1.0%
General Electric Capital Corp. (P)	0.754	08-15-36	360,000	326,570
General Electric Capital Corp.	4.375	09-16-20	435,000	481,139
General Electric Capital Corp.	5.550	05-04-20	605,000	701,115
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	550,000	642,125
Leucadia National Corp.	5.500	10-18-23	675,000	699,729
McGraw Hill Financial, Inc. (S)	4.000	06-15-25	255,000	257,515
USB Realty Corp. (P)(Q)(S)	1.422	01-15-17	300,000	274,125
Insurance 1.7%
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	655,000	692,268
AXA SA	8.600	12-15-30	280,000	388,500
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	185,000	205,698
CNA Financial Corp.	7.250	11-15-23	260,000	317,944
Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.6025%)	8.125	06-15-38	520,000	586,300
MetLife, Inc.	6.400	12-15-36	370,000	422,910
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)	5.000	10-18-42	255,000	272,213
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	390,000	416,325

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Pacific LifeCorp. (S)	6.000	02-10-20	210,000	$239,005
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	90,000	90,563
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	605,000	651,585
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	585,000	773,079
The Hartford Financial Services Group, Inc.	5.375	03-15-17	435,000	466,041
XLIT, Ltd.	4.450	03-31-25	135,000	135,870
Real estate investment trusts 2.7%
American Tower Corp.	3.400	02-15-19	335,000	345,694
American Tower Corp.	4.700	03-15-22	460,000	486,276
ARC Properties Operating Partnership LP	2.000	02-06-17	545,000	532,738
ARC Properties Operating Partnership LP	4.600	02-06-24	485,000	480,150
AvalonBay Communities, Inc.	3.450	06-01-25	330,000	333,327
Crown Castle Towers LLC (S)	4.883	08-15-20	610,000	666,393
Crown Castle Towers LLC (S)	6.113	01-15-20	680,000	780,229
Education Realty Operating Partnership LP	4.600	12-01-24	320,000	325,124
EPR Properties	4.500	04-01-25	435,000	437,407
ERP Operating LP	3.375	06-01-25	120,000	120,865
Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	510,000	589,114
Health Care REIT, Inc.	4.000	06-01-25	740,000	750,290
Health Care REIT, Inc.	4.125	04-01-19	340,000	362,691
Health Care REIT, Inc.	4.950	01-15-21	210,000	232,499
Highwoods Realty LP	5.850	03-15-17	570,000	613,118
Host Hotels & Resorts LP	5.875	06-15-19	371,000	382,435
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	330,000	329,756
Omega Healthcare Investors, Inc.	4.950	04-01-24	270,000	281,485
Ventas Realty LP	3.750	05-01-24	280,000	282,730
Ventas Realty LP	4.750	06-01-21	590,000	647,369
Health care 1.5%				5,047,492
Health care equipment and supplies 0.3%
Medtronic, Inc. (S)	4.625	03-15-45	580,000	601,640
Zimmer Holdings, Inc.	3.550	04-01-25	480,000	473,001
Health care providers and services 0.6%
Aetna, Inc.	1.500	11-15-17	1,131,000	1,136,198
Express Scripts Holding Company	2.650	02-15-17	355,000	363,136
Medco Health Solutions, Inc.	7.125	03-15-18	390,000	446,059
Pharmaceuticals 0.6%
AbbVie, Inc.	3.600	05-14-25	635,000	638,738
Actavis Funding SCS	3.800	03-15-25	365,000	366,797
Mylan, Inc.	1.350	11-29-16	530,000	529,593

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Mylan, Inc. (S)	7.875	07-15-20	470,000	$492,330
Industrials 4.3%				14,359,139
Aerospace and defense 0.6%
Embraer Overseas, Ltd. (S)	5.696	09-16-23	380,000	406,600
Lockheed Martin Corp.	2.900	03-01-25	713,000	701,182
Textron, Inc.	3.875	03-01-25	280,000	284,609
Textron, Inc.	5.600	12-01-17	340,000	370,661
Textron, Inc.	7.250	10-01-19	225,000	266,328
Airlines 2.4%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01-31-18	685,320	736,719
American Airlines 2013-1 Class A Pass Through Trust	4.000	07-15-25	184,752	188,447
American Airlines 2013-2 Class A Pass Through Trust	4.950	01-15-23	457,920	492,264
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	1,025,000	1,017,313
British Airways PLC 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	759,613	812,786
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	06-20-20	197,775	209,641
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01-02-18	139,289	146,769
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	09-15-17	33,925	35,174
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	02-02-19	105,169	114,108
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	416,383	468,431
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	425,946	494,097
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22	626,303	735,155
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07-02-18	98,960	108,113
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	04-15-19	172,745	186,996
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	11-01-19	257,353	294,978
UAL 2009-2A Pass Through Trust	9.750	01-15-17	137,715	150,453
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	455,000	465,238
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	590,000	606,963
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	385,718	432,968
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	150,869	170,482
Building products 0.1%
Owens Corning	4.200	12-15-22	475,000	487,825

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates 0.1%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	200,000	$184,250
Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	120,000	111,000
Machinery 0.1%
Trinity Industries, Inc.	4.550	10-01-24	470,000	458,874
Road and rail 0.5%
Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	352,364
Penske Truck Leasing Company LP (S)	3.375	02-01-22	705,000	696,563
Ryder System, Inc.	3.500	06-01-17	500,000	521,112
Trading companies and distributors 0.5%
Air Lease Corp.	3.375	01-15-19	445,000	456,125
Air Lease Corp.	3.875	04-01-21	280,000	288,400
Air Lease Corp.	4.750	03-01-20	195,000	208,163
Air Lease Corp.	5.625	04-01-17	285,000	304,238
International Lease Finance Corp. (S)	7.125	09-01-18	350,000	393,750
Information technology 0.4%				1,399,347
IT services 0.4%
Fiserv, Inc.	3.850	06-01-25	890,000	900,271
Xerox Corp.	3.800	05-15-24	510,000	499,076
Materials 0.9%				2,982,821
Chemicals 0.4%
Braskem Finance, Ltd. (S)	7.000	05-07-20	455,000	477,750
Incitec Pivot Finance LLC (S)	6.000	12-10-19	215,000	241,107
Rockwood Specialties Group, Inc.	4.625	10-15-20	615,000	641,906
Metals and mining 0.5%
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17	630,000	649,437
Glencore Finance Canada, Ltd. (S)	4.250	10-25-22	250,000	254,472
Glencore Funding LLC (S)	4.125	05-30-23	510,000	508,464
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	210,000	209,685
Telecommunication services 1.1%				3,858,551
Diversified telecommunication services 0.8%
AT&T, Inc.	4.750	05-15-46	375,000	355,290
BellSouth Telecommunications, Inc.	6.300	12-15-15	63,042	63,859
Qwest Corp.	6.750	12-01-21	595,000	669,375
Telecom Italia Capital SA	6.999	06-04-18	285,000	317,604
Telecom Italia Capital SA	7.200	07-18-36	220,000	243,100
Verizon Communications, Inc.	4.400	11-01-34	370,000	354,649
Verizon Communications, Inc.	5.012	08-21-54	254,000	240,207
Verizon Communications, Inc.	6.550	09-15-43	299,000	361,536
Wireless telecommunication services 0.3%
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	225,000	228,938

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
SBA Tower Trust (S)	2.933	12-15-17	320,000	$325,108
SBA Tower Trust (S)	3.598	04-15-18	310,000	309,660
SBA Tower Trust (S)	5.101	04-17-17	375,000	389,225
Utilities 1.3%				4,371,615
Electric utilities 0.8%
Beaver Valley II Funding Corp.	9.000	06-01-17	71,000	76,680
Commonwealth Edison Company	2.150	01-15-19	245,000	248,842
Electricite de France SA (5.250% to 1-29-23, then 10 Year Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	395,000	410,445
Empresa Electrica Angamos SA (S)	4.875	05-25-29	350,000	353,063
FPL Energy National Wind LLC (S)	5.608	03-10-24	44,956	44,956
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	290,000	292,303
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	115,000	107,525
Oncor Electric Delivery Company LLC (S)	2.950	04-01-25	445,000	437,035
Oncor Electric Delivery Company LLC	5.000	09-30-17	300,000	325,247
PNPP II Funding Corp.	9.120	05-30-16	14,000	14,420
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	260,000	292,175
W3A Funding Corp.	8.090	01-02-17	108,021	108,021
Independent power and renewable electricity producers 0.1%
Constellation Energy Group, Inc.	5.150	12-01-20	265,000	295,452
Multi-utilities 0.4%
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25	385,000	389,920
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	545,000	517,750
Wisconsin Energy Corp. (6.250% to 5-15-17, then 3 month LIBOR + 2.113%)	6.250	05-15-67	475,000	457,781
Municipal bonds 0.2%				$682,625
(Cost $679,956)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	680,000	682,625
Collateralized mortgage obligations 9.2%				$30,515,542
(Cost $29,264,425)
Commercial and residential 7.6%				25,126,729
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.765	08-25-35	208,068	200,061
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	470,000	543,642
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	386,000	384,762

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	2.786	09-15-26	265,000	$264,287
BBCMS Trust Series 2015, Class C (P) (S)	2.186	02-15-28	250,000	250,179
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.885	01-25-35	692,411	672,202
Series 2005-7, Class 11A1 (P)	0.725	08-25-35	542,398	515,946
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.750	10-25-34	246,744	251,795
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.686	08-15-29	585,000	584,999
BWAY Mortgage Trust Series 2015-1740, Class D (P) (S)	3.787	01-13-35	420,000	414,160
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.186	12-15-27	575,000	576,185
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.160	10-15-45	4,968,227	521,540
Series 2012-LC4, Class B (P)	4.934	12-10-44	290,000	324,266
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	510,000	535,581
Series 2013-CR11, Class B (P)	5.163	10-10-46	780,000	881,784
Series 2013-CR13, Class C (P)	4.755	12-10-23	355,000	381,888
Series 2013-CR6, Class XA IO	1.519	03-10-46	4,414,625	268,365
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	450,000	503,539
Series 2014-FL4, Class D (P) (S)	2.630	07-13-31	520,000	517,413
Series 2014-TWC, Class D (P) (S)	2.430	02-13-32	465,000	464,759
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.336	08-13-27	675,000	681,012
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.892	08-15-45	2,739,268	257,143
Series 2014-CR15, Class XA IO	1.340	02-10-47	4,559,136	299,481
Series 2014-CR16, Class C (P)	4.906	04-10-47	435,000	468,468
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.336	04-15-27	665,000	662,486
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.321	12-05-31	435,000	434,612
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	760,000	751,856
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.430	08-19-45	1,261,464	75,731
Series 2005-2, Class X IO	2.136	05-19-35	5,133,209	347,468
Series 2005-8, Class 1X IO	2.037	09-19-35	1,231,421	63,272
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.336	07-15-29	490,000	481,862
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	475,000	482,515

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.027	10-25-36	3,663,982	$316,459
Series 2005-AR18, Class 2X IO	1.697	10-25-36	4,491,096	171,219
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.677	04-15-47	840,000	890,080
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	2,845,000	254,374
Series 2014-FBLU, Class C (P) (S)	2.182	12-15-28	780,000	780,731
Series 2014-FBLU, Class D (P) (S)	2.782	12-15-28	560,000	561,275
Series 2014-PHH, Class C (P) (S)	2.286	08-15-27	700,000	704,931
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class C (P)	4.182	02-15-46	297,000	307,012
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	1,200,000	1,253,410
Series 2015-XLF1	2.350	08-13-16	560,000	560,424
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.515	05-25-35	331,144	308,403
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
Series 2005-2, Class M2 (P)	0.635	04-25-35	305,000	278,194
Series 2005-3, Class APT (P)	0.475	07-25-35	390,109	380,143
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	220,000	221,072
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.620	03-25-44	464,639	453,872
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.835	10-10-36	325,000	322,933
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	320,000	349,581
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.739	05-10-63	4,426,704	321,250
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	657,000	682,051
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	940,000	929,485
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	129,940
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.195	11-15-45	4,121,517	436,023
Series 2013-C15, Class B (P)	4.482	08-15-46	130,000	140,700
Series 2013-C16, Class B (P)	4.983	09-15-46	205,000	229,982
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.771	11-15-29	80,000	79,926
U.S. Government Agency 1.6%				5,388,813
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.030	10-25-27	430,000	429,649
Series 288, Class IO	3.000	10-15-27	2,224,100	225,684

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 290, Class IO	3.500	11-15-32	2,551,926	$472,375
Series 3833, Class LI IO	1.762	10-15-40	1,648,777	144,835
Series 4030, Class BI IO	5.000	01-15-42	352,602	59,863
Series 4136, Class IH IO	3.500	09-15-27	1,789,693	189,157
Series K017, Class X1 IO	1.427	12-25-21	2,415,963	180,516
Series K018, Class X1 IO	1.436	01-25-22	2,797,329	210,619
Series K021, Class X1 IO	1.500	06-25-22	661,449	56,040
Series K022, Class X1 IO	1.295	07-25-22	10,577,623	786,129
Series K707, Class X1 IO	1.545	12-25-18	1,912,434	90,911
Series K709, Class X1 IO	1.533	03-25-19	2,569,947	129,407
Series K710, Class X1 IO	1.776	05-25-19	3,911,272	233,918
Series K711, Class X1 IO	1.704	07-25-19	7,023,345	409,110
Federal National Mortgage Association
Series 2010-3, Class LI IO	5.000	02-25-25	1,246,477	74,496
Series 2012-137, Class QI IO	3.000	12-25-27	2,092,149	271,473
Series 2012-137, Class WI IO	3.500	12-25-32	1,539,529	268,293
Series 402, Class 3 IO	4.000	11-25-39	410,720	75,124
Series 402, Class 4 IO	4.000	10-25-39	329,287	53,483
Series 402, Class 7 IO	4.500	11-25-39	315,876	55,711
Series 407, Class 15 IO	5.000	01-25-40	334,463	61,913
Series 407, Class 21 IO	5.000	01-25-39	154,974	32,344
Series 407, Class 7 IO	5.000	03-25-41	286,709	55,926
Series 407, Class 8 IO	5.000	03-25-41	143,875	27,641
Series 407, Class C6 IO	5.500	01-25-40	699,123	150,287
Series 408, Class C1 IO	4.000	12-25-40	851,347	162,631
Government National Mortgage Association
Series 2012-114, Class IO	0.965	01-16-53	1,486,642	115,097
Series 2013-42, Class IO	3.500	03-20-43	711,191	84,597
Series 2013-42, Class YI IO	3.500	03-20-43	2,159,393	281,584
Asset backed securities 12.6%				$41,776,940
(Cost $41,477,888)
Asset Backed Securities 12.6%				41,776,940
Ally Auto Receivables Trust Series 2014-2, Class A4	1.840	01-15-20	655,000	660,679
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07-15-19	265,000	267,425
Series 2015-3, Class A	1.630	05-15-20	895,000	896,119
American Express Credit Account Master Trust Series 2014-4, Class A	1.430	06-15-20	794,000	797,809
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.655	05-25-35	405,000	382,937
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	970,000	999,121
Argent Securities, Inc. Series 2004-W6, Class M1 (P)	1.009	05-25-34	181,647	173,124

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	1,265,000	$1,265,105
Bank of The West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	605,000	607,670
Series 2015-1, Class A4 (S)	1.660	09-15-20	725,000	725,099
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.425	07-25-36	458,197	430,231
Cabela's Credit Card Master Note Trust
Series 2013-2A, Class A1 (S)	2.170	08-16-21	275,000	278,628
Series 2015-1A, Class A1	2.260	03-15-23	95,000	95,859
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	480,000	483,980
Series 2015-2, Class A4 (C)	1.820	01-15-21	715,000	715,447
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7	5.750	07-15-20	305,000	336,467
Series 2014-A5, Class A	1.480	07-15-20	1,375,000	1,384,109
CarMax Auto Owner Trust
Series 2014-3, Class A3	1.160	06-17-19	750,000	751,753
Series 2015-2, Class A4	1.800	03-15-21	335,000	336,024
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	466,000	466,936
Series 2014-A7, Class A	1.380	11-15-19	835,000	838,002
Series 2015, Class A2A	1.590	02-18-20	870,000	876,470
Series 2015-A5, Class A	1.360	04-15-20	1,470,000	1,468,986
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4 (S)	1.760	12-16-19	290,000	292,023
Series 2015-AA, Class A4 (S)	1.550	02-18-20	1,260,000	1,257,829
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	485,000	533,652
Series 2014-A8, Class A8	1.730	04-09-20	800,000	808,172
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,081,550	1,110,517
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.655	05-25-36	580,000	562,282
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.593	07-25-35	200,000	192,723
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	937,650	946,684
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	1,125,000	1,129,813
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.875	11-25-35	485,000	473,080
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	380,000	382,543
Series 2015, Class AA4	1.640	06-15-20	400,000	401,946

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Series 2015-B, Class A4	1.580	08-15-20	435,000	$435,643
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	670,000	672,650
Series 2014-4, Class A1	1.400	08-15-19	1,070,000	1,072,836
Series 2015-1, Class A1	1.420	01-15-20	915,000	915,505
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	185,000	186,136
GM Financial Automobile Leasing Trust Series 2015-1, Class A4	1.730	06-20-19	230,000	231,082
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	490,000	490,417
GSAA Trust Series 2005-10, Class M3 (P)	0.735	06-25-35	605,000	580,188
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,215,000	1,218,771
Series 2015-1, Class A4	1.320	11-16-20	565,000	565,085
Series 2015-2, Class A4	1.470	08-23-21	635,000	635,605
Hyundai Auto Receivables Trust Series 2015-A, Class A4	1.370	07-15-20	530,000	529,349
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	490,000	492,036
Series 2015, Class AA4	1.650	12-15-21	310,000	311,637
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	0.935	09-25-35	152,899	138,584
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-22-31	155,381	155,423
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.860	03-25-35	785,000	744,459
Series 2005-2, Class M2 (P)	0.635	06-25-35	845,000	799,042
Nissan Auto Receivables Owner Trust Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,276,177
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	830,000	831,125
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 (P)	4.934	08-25-35	420,000	421,987
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	394,300	397,164
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	346,406	367,164
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.621	11-25-35	315,000	296,022
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	240,625	242,819
Toyota Auto Receivables Owner Trust Series 2014-C, Class A4	1.440	04-15-20	402,000	403,604
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	445,000	446,906

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	985,000	$988,842
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	388,574	390,566
Series 2012-3A, Class B (S)	4.500	03-20-25	239,833	241,734
Series 2013-1A, Class B (S)	3.750	08-20-25	109,849	110,484
Series 2014-1A, Class A (S)	2.150	12-20-26	666,006	662,719
Series 2014-1A, Class B (S)	3.250	12-20-26	444,004	444,610
Series 2015-1A, Class A (S)	2.750	05-20-27	444,304	444,783
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	305,000	306,542
Capital preferred securities 0.6%				$2,099,613
(Cost $1,956,902)
Financials 0.6%				2,099,613
Capital markets 0.2%
State Street Capital Trust IV (P)	1.271	06-15-37	695,000	593,356
Insurance 0.4%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	95,000	123,263
MetLife Capital Trust X (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (S)	9.250	04-08-38	325,000	476,938
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	675,000	698,625
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-37	195,000	207,431
			Shares	Value
Preferred securities 0.4%				$1,174,610
(Cost $1,120,358)
Financials 0.2%				484,337
Banks 0.2%
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)			10,135	282,462
Wells Fargo & Company, Series L, 7.500%			167	201,875
Industrials 0.1%				289,248
Aerospace and defense 0.1%
United Technologies Corp., 7.500%			4,748	289,248
Utilities 0.1%				401,025
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			7,960	401,025

SEE NOTES TO FINANCIAL STATEMENTS27

	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$646,986
(Cost $646,980)
John Hancock Collateral Trust (W)	0.1434(Y)	64,665	646,986
		Par value	Value
Short-term investments 2.5%			$8,211,000
(Cost $8,211,000)
Repurchase agreement 2.5%			8,211,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $5,846,029 on 6-1-15, collateralized by $5,749,500 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-18 (valued at $5,962,765, including interest) and $200 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-40 (valued at $277, including interest)		5,846,000	5,846,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $2,365,000 on 6-1-15, collateralized by $2,420,000 Federal Home Loan Bank, 1.500% due 2-10-20 (valued at $2,413,950, including interest)		2,365,000	2,365,000
Total investments (Cost $324,319,903)† 99.4%			$330,030,752
Other assets and liabilities, net 0.6%			$2,050,783
Total net assets 100.0%			$332,081,535

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(C)	Security purchased on a when-issued or delayed delivery basis.
(L)	A portion of this security is on loan as of 5-31-15.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $57,229,925 or 17.2% of the fund's net assets as of 5-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-15.
†	At 5-31-15 the aggregate cost of investment securities for federal income tax purposes was $325,760,143. Net unrealized appreciation aggregated $4,270,609, of which $6,643,317 related to appreciated investment securities and $2,372,708 related to depreciated investment securities.

28SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $323,672,923) including $635,370 of securities loaned	$329,383,766
Investments in affiliated issuers, at value (Cost $646,980)	646,986
Total investments, at value (Cost $324,319,903)	330,030,752
Cash	2,392,728
Receivable for investments sold	11,000
Receivable for fund shares sold	1,912,654
Dividends and interest receivable	2,228,604
Receivable for securities lending income	311
Other receivables and prepaid expenses	92,798
Total assets	336,668,847
Liabilities
Payable for investments purchased	2,187,264
Payable for delayed delivery securities purchased	1,159,117
Payable for fund shares repurchased	318,082
Payable upon return of securities loaned	646,976
Distributions payable	57,674
Payable to affiliates
Accounting and legal services fees	9,036
Transfer agent fees	107,448
Distribution and service fees	29,827
Trustees' fees	295
Other liabilities and accrued expenses	71,593
Total liabilities	4,587,312
Net assets	$332,081,535
Net assets consist of
Paid-in capital	$327,101,234
Undistributed net investment income	39,129
Accumulated net realized gain (loss) on investments and foreign currency transactions	(769,677)
Net unrealized appreciation (depreciation) on investments	5,710,849
Net assets	$332,081,535

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($270,224,161 ÷ 25,501,357 shares)[1]	$10.60
Class B ($6,676,748 ÷ 629,996 shares)[1]	$10.60
Class C ($28,774,801 ÷ 2,715,065 shares)[1]	$10.60
Class I ($26,106,335 ÷ 2,463,207 shares)	$10.60
Class R2 ($100,838 ÷ 9,515 shares)	$10.60
Class R4 ($99,325 ÷ 9,372 shares)	$10.60
Class R6 ($99,327 ÷ 9,372 shares)	$10.60
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.04

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

30SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 5-31-15

Investment income
Interest	$8,459,315
Dividends	64,881
Securities lending	3,268
Total investment income	8,527,464
Expenses
Investment management fees	1,107,048
Distribution and service fees	894,693
Accounting and legal services fees	46,359
Transfer agent fees	341,475
Trustees' fees	4,198
State registration fees	84,330
Printing and postage	37,455
Professional fees	50,974
Custodian fees	37,008
Registration and filing fees	31,563
Other	11,992
Total expenses	2,647,095
Less expense reductions	(21,474)
Net expenses	2,625,621
Net investment income	5,901,843
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	3,400,274
Investments in affiliated issuers	(32)
3,400,242
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(1,943,187)
Investments in affiliated issuers	(14)
(1,943,201)
Net realized and unrealized gain	1,457,041
Increase in net assets from operations	$7,358,884

SEE NOTES TO FINANCIAL STATEMENTS31

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$5,901,843	$5,423,628
Net realized gain (loss)	3,400,242	(131,423)
Change in net unrealized appreciation (depreciation)	(1,943,201)	122,252
Increase in net assets resulting from operations	7,358,884	5,414,457
Distributions to shareholders
From net investment income
Class A	(6,565,654)	(5,635,760)
Class B	(159,427)	(235,819)
Class C	(543,303)	(648,658)
Class I	(527,294)	(360,939)
Class R21	(492)	—
Class R41	(508)	—
Class R61	(536)	—
From net realized gain
Class A	—	(1,313,900)
Class B	—	(70,947)
Class C	—	(191,559)
Class I	—	(76,750)
Total distributions	(7,797,214)	(8,534,332)
From fund share transactions	101,223,845	(8,305,245)
Total increase (decrease)	100,785,515	(11,425,120)
Net assets
Beginning of year	231,296,020	242,721,140
End of year	$332,081,535	$231,296,020
Undistributed net investment income	$39,129	$316,224

1	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

32SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.60	$10.73	$10.62	$10.48	$10.01
Net investment income[1]	0.23	0.27	0.28	0.34	0.39
Net realized and unrealized gain on investments	0.08	0.03 [2]	0.22	0.22	0.52
Total from investment operations	0.31	0.30	0.50	0.56	0.91
Less distributions
From net investment income	(0.31)	(0.35)	(0.37)	(0.41)	(0.44)
From net realized gain	—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.31)	(0.43)	(0.39)	(0.42)	(0.44)
Net asset value, end of period	$10.60	$10.60	$10.73	$10.62	$10.48
Total return (%)[3,4]	2.95	2.89	4.80	5.45	9.29
Ratios and supplemental data
Net assets, end of period (in millions)	$270	$191	$183	$150	$123
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.93	0.96	1.00	0.97
Expenses including reductions	0.88	0.92	0.96	0.98	0.96
Net investment income	2.21	2.60	2.62	3.29	3.82
Portfolio turnover (%)	69	73	70	85	105

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS33

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[1]	0.16	0.19	0.20	0.26	0.32
Net realized and unrealized gain on investments	0.06	0.04 [2]	0.22	0.22	0.52
Total from investment operations	0.22	0.23	0.42	0.48	0.84
Less distributions
From net investment income	(0.23)	(0.27)	(0.29)	(0.33)	(0.37)
From net realized gain	—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.23)	(0.35)	(0.31)	(0.34)	(0.37)
Net asset value, end of period	$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[3,4]	2.08	2.22	4.02	4.66	8.48
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$8	$12	$10	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.68	1.71	1.75	1.72
Expenses including reductions	1.63	1.67	1.71	1.73	1.71
Net investment income	1.48	1.85	1.88	2.53	3.07
Portfolio turnover (%)	69	73	70	85	105

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

34SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[1]	0.16	0.19	0.20	0.27	0.31
Net realized and unrealized gain on investments	0.06	0.04 [2]	0.22	0.21	0.53
Total from investment operations	0.22	0.23	0.42	0.48	0.84
Less distributions
From net investment income	(0.23)	(0.27)	(0.29)	(0.33)	(0.37)
From net realized gain	—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.23)	(0.35)	(0.31)	(0.34)	(0.37)
Net asset value, end of period	$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[3,4]	2.08	2.22	4.02	4.67	8.48
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$23	$34	$34	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	1.63	1.68	1.71	1.75	1.72
Expenses including reductions	1.63	1.67	1.71	1.73	1.71
Net investment income	1.46	1.85	1.88	2.54	3.06
Portfolio turnover (%)	69	73	70	85	105

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS35

Class I Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[1]	0.26	0.30	0.32	0.38	0.43
Net realized and unrealized gain (loss) on investments	0.07	0.03 [2]	0.22	0.21	0.52
Total from investment operations	0.33	0.33	0.54	0.59	0.95
Less distributions
From net investment income	(0.34)	(0.37)	(0.41)	(0.44)	(0.48)
From net realized gain	—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.34)	(0.45)	(0.43)	(0.45)	(0.48)
Net asset value, end of period	$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[3]	3.12	3.27	5.14	5.81	9.71
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$10	$14	$9	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.62	0.65	0.63	0.65	0.60
Expenses including reductions	0.61	0.65	0.63	0.64	0.57
Net investment income	2.45	2.87	2.93	3.62	4.18
Portfolio turnover (%)	69	73	70	85	105

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

36SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.67
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	(0.02)
Less distributions
From net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$10.60
Total return (%)[3]	(0.16	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	[6]
Expenses including reductions	0.75	[6]
Net investment income	0.79	[6]
Portfolio turnover (%)	69	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS37

Class R4 Shares Period ended	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.67
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	(0.02)
Less distributions
From net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$10.60
Total return (%)[3]	(0.15	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	[6]
Expenses including reductions	0.65	[6]
Net investment income	0.88	[6]
Portfolio turnover (%)	69	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

38SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.67
Net investment income[2]	0.02
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	(0.01)
Less distributions
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$10.60
Total return (%)[3]	(0.12	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	[6]
Expenses including reductions	0.48	[6]
Net investment income	1.05	[6]
Portfolio turnover (%)	69	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS39

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

40

The following is a summary of the values by input classification of the fund's investments as of May 31, 2015, by major security category or type:

	Total market value at 5-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
U.S. Government and Agency obligations	$131,920,327	—	$131,920,327	—
Corporate bonds	113,003,109	—	113,003,109	—
Municipal bonds	682,625	—	682,625	—
Collateralized mortgage obligations	30,515,542	—	29,955,118	$560,424
Asset backed securities	41,776,940	—	41,776,940	—
Capital preferred securities	2,099,613	—	2,099,613	—
Preferred securities	1,174,610	$1,174,610	—	—
Securities lending collateral	646,986	646,986	—	—
Short-term investments	8,211,000	—	8,211,000	—
Total investments in securities	$330,030,752	$1,821,596	$327,648,732	$560,424

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of

41

replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $566. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

42

The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$7,797,214	$6,881,798
Long-Term Capital Gain	—	1,652,534
Total	$7,797,214	$8,534,332

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $416,318 of undistributed ordinary income and $351,048 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the International Swaps and Derivatives Association (ISDA) in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the

43

underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2015, the fund used purchased options to manage the duration of the fund. During the year ended May 31, 2015, the fund held purchased options with a market value of up to $28,125. There were no open purchased options contracts as of May 31, 2015.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers (purchased options)
Interest rate contracts	Net realized gain (loss)	($231,444)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers (purchased options)
Interest rate contracts	Change in unrealized appreciation (depreciation)	$203,319

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets, and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annual basis) attributable to Class R6 shares (the class expense waiver). The fee waiver and/or reimbursement expires

44

on September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended May 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$17,582	Class R2	$1
Class B	568	Class R4	1
Class C	1,960	Class R6	5
Class I	1,339	Total	$21,456

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.39% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. The contractual waiver amounted to $18 for Class R4 shares for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,501,376 for the year ended May 31, 2015. Of this amount, $357,694 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,138,438 was paid as sales commissions to broker-dealers and $5,244 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

45

connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $3,970, $18,411 and $4,782 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$567,667	$282,189
Class B	73,648	9,167
Class C	253,288	31,497
Class I	—	18,613
Class R2	45	3
Class R4	45	3
Class R6	—	3
Total	$894,693	$341,475

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,359,668	$110,086,267	6,234,275	$65,227,342
Distributions reinvested	591,102	6,285,340	625,790	6,530,493
Repurchased	(3,455,894)	(36,722,026)	(5,947,446)	(62,109,932)
Net increase	7,494,876	$79,649,581	912,619	$9,647,903
Class B shares
Sold	26,293	$279,165	26,386	$276,295
Distributions reinvested	12,518	133,044	23,935	249,635
Repurchased	(165,932)	(1,764,111)	(415,446)	(4,329,128)
Net decrease	(127,121)	($1,351,902)	(365,125)	($3,803,198)

46

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	1,020,403	$10,849,353	497,469	$5,204,903
Distributions reinvested	44,084	468,768	67,309	702,026
Repurchased	(485,367)	(5,153,010)	(1,562,215)	(16,309,216)
Net increase (decrease)	579,120	$6,165,111	(997,437)	($10,402,287)
Class I shares
Sold	1,894,302	$20,095,225	366,342	$3,835,135
Distributions reinvested	32,946	350,454	33,381	348,341
Repurchased	(375,091)	(3,986,132)	(760,140)	(7,931,139)
Net increase (decrease)	1,552,157	$16,459,547	(360,417)	($3,747,663)
Class R2 shares[1]
Sold	9,515	$101,508	—	—
Net increase	9,515	$101,508	—	—
Class R4 shares[1]
Sold	9,372	$100,000	—	—
Net increase	9,372	$100,000	—	—
Class R6 shares[1]
Sold	9,372	$100,000	—	—
Net increase	9,372	$100,000	—	—
Total net increase (decrease)	9,527,291	$101,223,845	(810,360)	($8,305,245)

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 92%, 100% and 100% of shares of beneficial interest of Class R2, Class R4 and Class R6, respectively, on May 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $152,598,325 and $61,683,467, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $133,499,647 and $124,608,080, respectively, for the year ended May 31, 2015.

47

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

48

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

49

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1986	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

50

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

51

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

52

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

53

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

54

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235807	55A 5/15 7/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, May 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Focused High Yield Fund	$ 65,292	$ 57,354
John Hancock Global Conservative Absolute Return Fund	89,707	73,371
John Hancock Global Short Duration Credit Fund	69,268	66,539
John Hancock Government Income Fund	41,508	36,158
John Hancock Investment Grade Bond Fund	40,479	35,508
Total	$ 306,254	$ 268,930

 (b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended May 31, 2015 and 2014, respectively.

Fund	May 31, 2015	May 31, 2014
John Hancock Focused High Yield Fund	$ 519	$ 558
John Hancock Global Conservative Absolute Return Fund	519	558
John Hancock Global Short Duration Credit Fund	519	558
John Hancock Government Income Fund	519	558
John Hancock Investment Grade Bond Fund	519	558
Total	$ 2,595	$ 2,790

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Focused High Yield Fund	$ 3,450	$ 2,698
John Hancock Global Conservative Absolute Return Fund	3,450	3,450
John Hancock Global Short Duration Credit Fund	3,450	3,450
John Hancock Government Income Fund	3,450	2,403
John Hancock Investment Grade Bond Fund	3,450	2,548
Total	$ 17,250	$ 14,549

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Fund	May 31, 2015	May 31, 2014
John Hancock Focused High Yield Fund	$ 5,107	$ 1,882
John Hancock Global Conservative Absolute Return Fund	216	382
John Hancock Global Short Duration Credit Fund	120	284
John Hancock Government Income Fund	216	122
John Hancock Investment Grade Bond Fund	5,116	122
Total	$ 10,775	$ 2,792

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Trust	May 31, 2015	May 31, 2014
John Hancock Bond Trust	$ 6,639,774	$ 6,122,897

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    July 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   July 17, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    July 17, 2015